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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

AUTEC ASSOCIATES INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies: COMMON STOCK
(2)	Aggregate number of securities to which transaction applies: 12,000,000
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $ 0.45 per share. In accordance with Rule 0-11 (a)(5), the underlying value of the transaction for filing fee purposes only was calculated using the average of the bid and asked price as of a January 14, 2004.
(4)	Proposed maximum aggregate value of transaction: $ 5,400,000, as calculated for filing fee purposes only.
(5)	Total fee paid: $ 436.00
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid: NOT APPLICABLE
(2)	Form, Schedule or Registration Statement No.: NOT APPLICABLE
(3)	Filing Party: AUTEC ASSOCIATES INC.
(4)	Date Filed: January 16, 2004

AUTEC ASSOCIATES, INC.

INFORMATION STATEMENT
SHAREHOLDER MAJORITY ACTION AS OF JANUARY 12, 2004

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS (THE "ACTION") OF AUTEC ASSOCIATES, INC. ("AUTEC" OR THE "COMPANY") WAS TAKEN ON JANUARY 12, 2004 BY THE MAJORITY SHAREHOLDERS IN ACCORDANCE WITH SECTIONS 607.0702 AND 607.0704, RESPECTIVELY OF THE FLORIDA REVISED STATUTES. THESE TEN PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF AUTEC NECESSARY FOR THE ADOPTION OF THE ACTION.
    To approve the amendment of the Articles of Incorporation to:
      change the name of Autec from "Autec Associates, Inc." to "Capital Hill Gold, Inc."; and
      to increase the authorized share capital of Autec from 20,000,000 shares of common stock of with no par value to 200,000,000 shares of common stock with a par value of $0.001 per share;
    To approve the change of business of Autec to mining exploration and development;
    To approve our sale to Mr. Arthur Garrison, Autec's current President and Chief Executive Officer, our current business assets, under the terms of an asset purchase agreement by and between Autec, Arthur Garrison and certain other stockholders who have agreed to return 4,430,000 shares of common stock of Autec to be returned to treasury as consideration for this sale, as described in more detail in the attached proxy statement;
    To approve the acquisition of the rights to certain mineral claims located in Arizona in an Option Agreement between Autec, and Capital Hill Resources Ltd. and the issuance of 12,000,000 shares of common stock as consideration for these assets;
    To elect three persons to Autec's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify;
    To adopt a stock option plan; and
    To approve a management agreement with Capital Hill Resources Ltd.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 12, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Luther Jefferies

_________________________________

LUTHER JEFFERIES, SECRETARY &
CHIEF FINANCIAL OFFICER

Approximate date of mailing: January 27, 2003

AUTEC ASSOCIATES, INC.
38 East Osceola Street, Stuart, Florida 34994

INFORMATION STATEMENT FOR SHAREHOLDERS

The Board of Directors of Autec Associates, Inc., a Florida corporation ("Autec" or the "Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with a majority action of shareholders (the "Action") of Autec taken on January 12, 2004, in accordance with sections 607.0702 and 607.0704, respectively of the Florida Revised Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of Autec necessary for the adoption of the action. The following matters were approved:

    To approve the amendment of the Articles of Incorporation to:
      change the name of Autec from "Autec Associates, Inc." to "Capital Hill Gold, Inc."; and
      to increase the authorized share capital of Autec from 20,000,000 shares of common stock of no par value to 200,000,000 shares of common stock with a par value of $0.001 per share;
    To approve the change of business of Autec to mining exploration and development;
    To approve our sale to Mr. Arthur Garrison, Autec's current President and Chief Executive Officer, our current business assets, under the terms of an asset purchase agreement by and between Autec, Arthur Garrison and certain other stockholders who have agreed to return 4,430,000 shares of common stock of Autec to be returned to treasury as consideration for this sale, as described in more detail in the attached proxy statement;
    To approve the acquisition of the rights to certain mineral claims located in Arizona in an Option Agreement between Autec, and Capital Hill Resources Ltd., and the issuance of 12,000,000 shares of common stock as consideration for these assets;
    To elect three persons to Autec's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify;
    To adopt a stock option plan; and
    To approve a management agreement with Capital Hill Resources Ltd.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

This Information Statement is first being mailed on or about January 27, 2004. This Information Statement constitutes notice to Autec's stockholders of corporate action by stockholders without a meeting as required by Chapter 607 of the Florida Revised Statutes.

The date of this Information Statement is January 15, 2004.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of Autec (the "Majority Shareholders") have already agreed to approve:
    To approve the amendment of the Articles of Incorporation to:
      change the name of Autec from "Autec Associates, Inc." to "Capital Hill Gold, Inc."; and
      to increase the authorized share capital of Autec from 20,000,000 shares of common stock of no par value to 200,000,000 shares of common stock with a par value of $0.001 per share;
    To approve the change of business of Autec to mining exploration and development;
    To approve our sale to Mr. Arthur Garrison, Autec's current President and Chief Executive Officer, our current business assets, under the terms of an asset purchase agreement by and between Autec, Arthur Garrison and certain other stockholders who have agreed to return 4,430,000 shares of Common Stock of Autec for return to treasury as consideration for this sale, as described in more detail in the attached proxy statement;
    To approve the acquisition of the rights to certain mineral claims located in Arizona in an Option Agreement between Autec, and Capital Hill Resources Ltd., and the issuance of 12,000,000 shares of common stock as consideration for these assets;
    To elect three persons to Autec's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify;
    To adopt a stock option plan; and
    To approve a management agreement with Capital Hill Resources Ltd.

Together referred to as the "Change of Business" transactions.

Q: Why have the Board of Directors and the Majority Shareholders agreed to approve these actions?

A: All of these actions are necessary to change the business of Autec from the retail jewelry industry to the mining industry which management believes will provide its stockholders with greater opportunities.

Q: What are the basic terms of the transactions being undertaken?

A: Autec will sell its current business assets to Arthur Garrison, Autec's current President and Chief Executive Officer. In exchange Arthur Garrison and certain other stockholders have have agreed to return 4,430,000 shares of common stock of Autec to Autec for return to treasury. Autec will concurrent to this sale acquire the rights to certain mineral claims located in Arizona via an Option Agreement between Autec and Capital Hill Resources Ltd. Autec will issue 12,000,000 shares of common stock to Capital Hill Resources Ltd. as consideration for the rights to these mineral claims. After the transaction is completed, Capital Hill Resources Ltd. will be the majority stockholder of Autec. You will retain all of your present stockholdings in Autec and are not required to do anything unless you chose to exercise your dissent rights which are explained in more detail below.

Q: How was the purchase price for the sale of assets determined?

A. The purchase price for the business assets proposed to be sold to Arthur Garrison was negotiated between representatives of our company and representatives of Capital Hill Resources Ltd. who are arms length to one another. Since Arthur Garrison also has an interest in the transaction, the disinterested members of our board of directors also approved the transaction. The purchase price is also supported by the financial statements of Autec and the value of our stock at the time of negotiations.

Q: Do I have appraisal rights?

A: Yes. Florida law provides that a shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares, in the event of a sale or exchange of all, or substantially all, of the property of a Florida corporation, other than in the usual and regular course of business. For a complete description of the appraisal rights available to our shareholders, and how to exercise them, see the section of this proxy statement entitled "Dissenter's Appraisal Rights".

Q: Will I recognize gain or loss in connection with the sale of the current business of Autec?

A: No. The transaction will not attract any tax consequences for Autec's existing stockholders unless you chose to exercise your dissent rights. If you chose to exercise your dissenter's rights you may attract some tax consequences on the sale of your shares depending on your particular circumstances.

Q: Are there any conditions to the change of business transactions proposed?

A: Yes. There are several conditions, including the following:

    Autec must file all reports that it is required to file with the Securities and Exchange Commission;
    Autec having received majority stockholder approval of the change of business transactions; and
    there be no regulatory or other bar to the transactions completing.

Q: What business will be conducted by Autec on close of the change of business transactions?

A: Autec will be a junior gold mining exploration company. Its first exploration project will be in Arizona where it will acquire the rights to 44 unpatented mineral claims and the surface rights to an additional 453 acres adjacent to these claims, located in southeastern Arizona.

Q: Are there risks involved in the change of business?

A: Yes. After the transaction is completed, Autec's success will be totally dependent on the success of exploration activities conducted on the mineral properties optioned in Arizona. There are no assurances that Autec's new business operations or exploration activities will be profitable after the closing of the transaction. (See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE CHANGE OF BUSINESS AGREEMENT - Risks Related to the Change of Business," and "INFORMATION CONCERNING MINERAL PROPERTIES - Risks Related to the Business of Autec Post Merger")

Q: When do you expect to complete the change of business?

A: Within approximately a month after the initial filing date of this Information Statement. As mentioned previously, there are several conditions to the closing of the transaction.

Q: Who can I call with questions?

A: Please call legal counsel for Capital Hill Resources Ltd. at 604-659-9188 or Arthur Garrison, the President of Autec, at: 561-288-0666

GENERAL INFORMATION

Outstanding Shares and Voting Rights

At January 12, 2004 (the "Record Date"), Autec had 12,500,000 shares of Common Stock of no par value outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of Common Stock is entitled to one vote. The outstanding shares of Common Stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote on the amendments to Autec's Articles of Incorporation, were held by approximately forty-six (46) stockholders of record. In connection with the various transactions comprising the change of business (the "Change of Business"), Autec and the Majority Shareholders, by written consent in lieu of a shareholders meeting, have agreed to: amend the Articles of Incorporation of Autec to change the name of Autec to "Capital Hill Gold, Inc."; change the business of Autec from jewelry to mining exploration, approve the asset purchase agreement and option agreement, adopt a stock option plan, and elect a new board of directors.

Approval of Change of Business, Asset Purchase Agreement and Option Agreement. The asset purchase agreement to sell our existing business and option agreement to acquire the rights to certain mineral claims in Arizona will effectively change the business of Autec from jewelry to mining exploration. Approval of the change of business, asset purchase agreement and option agreement requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of Autec. Majority Shareholders holding a total of 6,375,000 shares of Common Stock (50.1%), have already agreed to this action.

Approval of the Name Change. The proposed change of Autec's name to "Capital Hill Gold, Inc." is intended to convey more clearly a sense of Autec's business after the acquisition of rights to the mineral claims in Arizona. Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of Autec. Majority Shareholders holding a total of 6,375,000 shares of Common Stock (51%), have already agreed to this action.

Election of New Directors. The election of new directors is proposed because of the Change of Business will effect a change of control of Autec and the new business direction will require a board of directors familiar with the mining exploration industry. The purchase and sale agreement with Arthur Garrison requires that new directors be appointed and elected to the Board of Directors of Autec on closing. The Bylaws of Autec give the Board of Directors the authority to determine the number of directors, to increase or decrease the number of directors and to fill vacancies or eliminate vacancies by resolution of the Board of Directors. The Board of Directors has set the current number of directors at three. The directors must receive a plurality of the votes cast for director. The Articles of Incorporation of Autec do not allow for cumulative voting. The Majority Shareholders holding a total of 6,387,500 shares of Common Stock or 50.1% of the outstanding shares of Common Stock have voted to elect the following persons: Malcolm M. Cameron, Francisco Kent Carasquero and Peter K. Holeczek.

Record Date

The close of business January 12, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders' Information Statement.

Expenses of Information Statement

The expenses of mailing this Information Statement will be borne by Autec, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that Autec will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of Certain Persons in Matters to Be Acted on

Some of our directors and principal shareholders have interests in the asset sale that are different from, or in addition to, those of our shareholders generally. Autec's board of directors was aware of these interests when it approved the asset purchase agreement. These potential conflicts of interest are discussed below.

Mr. Arthur Garrison, a director and officer of Autec, will be the purchaser of our current jewelry business assets. If the asset sale is consummated, Mr. Arthur Garrison and eight other stockolders will return an aggregate total of 4,430,000 shares of common stock of Autec for return to treasury. These shares will be received by Autec as full consideration for the assets being sold. Messrs. Garrsion and Jefferies will resign as directors of Autec following the closing of the asset purchase agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Common Stock immediately before and after consummation of the Change of Business transactions, with respect to shareholders who were known to Autec to be beneficial owners of more than 5% of the Common Stock as of January 12, 2004, and officers and directors of Autec before and after the Change of Business individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.
	Shares Beneficially Owned(1)		Percentage of Voting Stock(2)
Name and Address of Beneficial Owner	Before Change of Business	After Change of Business	Before Change of Business	After Change of Business
Capital Hill Resources Ltd.(3) 304-1265 Haro Street Vancouver, BC V6E 1H5	0	12,000,000(3)	0%	59.79%
Arthur Garrison(4) 38 Oscedla Street Stuart, FL 34994	2,310,000	190,000	18.4%	0.94%
Luther Jeffries(4) P.O. Box 95-2988 Stuart, FL 34995	2,310,000	190,000	18.4%	0.94%
Malcolm Cameron(3) 304-1265 Haro Street Vancouver, BC V6E 1H5	0	0	0%	0%
Francisco Kent Carasquero 1057 East 21st Avenue Vancouver, BC V5S 1S6	0	0	0%	0%
Peter Holeczek 1101-1601 Barclay Street, Vancouver BC, V6G 1J9	0	0	0%	0%
Directors and Officers as a Group(2)	1,520,000	12,380,000	36.8%	61.68%
  The above table does not include any shares of Common Stock which are or become issuable on the exercise of stock options or warrants.
  All future and past directors stockholdings are included here.
  Capital Hill Resources Ltd. is controlled by Messrs. Norman Pearson and June Cameron, the sister-in-law of Malcolm Cameron. All shares held will be restricted shares of Common Stock.
  These are restricted shares of Common Stock that are held directly or indirectly by the stockholder.

AMENDMENT TO ARTICLES OF INCORPORATION

Name Change

The proposed amendment to Autec's Articles of Incorporation will cause Autec to change its name to "Capital Hill Gold, Inc." On filing of the Amendment to the Articles of Amendment with the Florida Secretary of State, the name change will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the name change will be deemed automatically without any action on the part of the shareholders to represent the same number of shares of Common Stock after the name change.

Increase Authorized Share Capital

Autec's current share capitalization consists of 20,000,000 shares of common stock with no par value. The proposed amendment will increase the authorized share capital of Autec to 200,000,0000 shares of common stock with a par value of $0.001 per share. The increase in share capitalization is necessary in order to enable Autec to issue the 12,000,000 shares to Captial Hill Resources Inc. being received as consideration for the option agreement to the rights to the Arizona mineral claims and to enable to Autec to issue further capital in the future to raise equity.

General

Following the name change, the Share certificates you now hold will continue to be valid. In the future, new Share certificates will contain a legend noting the change in name or will be issued bearing the new name, but this in no way will affect the validity of your current Share certificates.

The foregoing amendments will become effective on filing the Amendment to the Articles of Incorporation with the Florida Secretary of State. The complete text of the Amendments to the Articles of Incorporation is set forth in Exhibit A to this Information Statement.

SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE CHANGE OF BUSINESS PROPOSED

General

The Board of Directors of Autec has unanimously approved the change of business from jewelry to mining exploration, the asset purchase agreement by and between Autec, Art Garrsion and certain other stockholders, and the option agreement by and between Autec, Capital Hill Resources Ltd., among other matters referred to as the Change of Business which provides for or requires completion of the following series of transactions as conditions to consummation of the Change of Business:

    The amendment of the Articles of Incorporation to:
      change the name of Autec from "Autec Associates, Inc." to "Capital Hill Gold, Inc."; and
      to increase the authorized share capital of Autec from 20,000,000 shares of common stock of no par value to 200,000,000 shares of common stock with a par value of $0.001 per share;
    Change of business of Autec to mining exploration and development;
    Completion of the sale of Autec's current business assets to Mr. Arthur Garrison, and the return to treasury of 4,430,000 shares of common stock of Autec held by Mr. Garrison and certain other stockholders of Autec;
    Completion of the acquisition of the rights to certain mineral claims located in Arizona and issuance of 12,000,000 shares of Common Stock of Autec to Capital Hill Resources Ltd. for these rights;
    Appointment of Messrs. Malcolm M. Cameron, Francisco Kent Carasquero and Peter K. Holeczek to the Board of Directors and resignation of Messrs. Garrison and Jefferies; and
    The entering into a management agreement with Capital Hill Resources Ltd.

A majority of Autec's shareholders have agreed by way of a majority action of shareholders to approve the above transactions as well as the adoption of a stock option plan.

Background of the Change of Business

In September 2003, members of our Board of Directors were introduced to Mr. Norman A. Pearson, a director of Capital Hill Resources Ltd., to discuss the possibility of transferring the assets of our jewelry business to Arthur Garrison and/or his affiliate(s) and acquire certain mining interests held by Mr. Pearson in Arizona.

The discussion was prompted, in part, by the difficulty Autec was experiencing in raising additional equity financing for its business and the interest of Mr. Garrison to withdraw the jewelry business from the public company environment, due in part to the increasing degree of regulatory oversight and compliance and costs relating thereto, and, in part, due to the effects of the general economic downturn that continues to depress the market for small cap issuers.

The parties met several times by telephone and no definitive agreement was reached until some time in October of 2003. The parties decided to formalize their agreement substantially in the form presented in this information circular and as per the attached agreements to this information statement.

On January 12, 2004, the asset purchase agreement and option agreement were executed. The parties are continuing to work on the management agreement which will be filed in a Form 8-K on execution.

Reasons for Approval by the Majority Shareholders and Board of Directors

Autec's board of directors consulted with its financial and legal advisors and considered a number of factors, including the following, in evaluating the asset sale:

  the historic operating climate of our jewelry business and its potential for growth in its industry segment;
  the potential benefits associated with the asset sale:
  the less attractive alternative terms which may be available to it in the current economic environment;
  the terms of the asset purchase agreement;
  the potential that the value of the assets would decline with the passage of time; and
  the attractiveness of the mining industry at this time to provide our the stockholders of Autec with a possibly a better business opportunity.

The foregoing factors considered by our board of directors, while not exhaustive, includes the material factors considered by the board of directors in its review of the proposed asset sale. Our board of directors did not find it practicable to, and did not, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have given different weights to different factors.

Autec's board of directors has unanimously approved the asset sale and the transactions contemplated by the Change of Business, and has determined that the terms of the asset purchase agreement, the asset sale and Change of Business are in the best interests of our shareholders. The decision by Autec's board of directors was based on several potential benefits of the asset sale. These potential benefits and material factors include:

  the belief that, after reviewing Autec's on-going financial condition, results of operations and business and earnings prospects, and notwithstanding the concerted efforts of management and the board of directors to increase the revenues of the the business, that continuing this line of business was not reasonably likely to create greater value for our shareholders than the prospects presented by the asset sale;
  the terms of the asset purchase agreement; and
  the belief that the asset sale represents the most favorable alternative currently available to Autec to maximize shareholder value.

Asset Purchase Agreement

The following contains, among other things, a summary of the material features of the Asset purchase agreement. This Summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the executed asset purchase agreement a copy of which is attached hereto as Exhibit B.

Main Terms of Asset Purchase Agreement. Under the terms of the asset purchase agreement, Arthur Garrison has agreed to purchase the assets of our jewelry business, which represents all of our current assets. The assets we have agreed to sell Mr. Garrison includes:

  Autec's wholesale inventory which consists of all of our inventory of goods, merchandise and supplies as may be related to the jewelry business;
  Furniture, and fixtures related to the jewelry business;
  Jewelry making equipment;
  Jewelry;
  All Accounts Receivable;
  The Name and all tradenames and trademarks;
  All right, title and interest in and to all all rights, title and interest in and to all contracts related to the assets being acquired;
  All permits;
  All books and records related to the assets acquired including customer lists and purchasing and sales records;
  All other assets associated with our jewelry business; and
  All goodwill relating to the jewelry business.

The purchase price Arthur Garrison has agreed to pay for the assets is $65,000 which is payable in 4,430,000 shares of Common Stock to be returned to treasury at the closing of the transaction. Arthur Garrison will also assume any and all liabilities associated with the jewelry business up to the date of sale.

Both parties have made standard representations associated with this type of agreement.

Closing. Closing is scheduled to take place at such time as agreed by the parties but in any event may not occur earlier than 20 days following notice to shareholders under this Information Statement as prescribed by Section 14C of the Securities Exchange Act of 1934 (the "Act").

Conditions for Closing. The obligation of each of the parties to consummate the Change of Business is subject to the following conditions, among others:

  Autec is current in all reports required to be filed under the Securities Exchange Act of 1934, as amended;
  the Change of Business, asset purchase agreement, option agreement, name change, stock option plan and management agreement have each been approved by the holders of common stock of Autec;
  the issuance of 20,000,000 shares of Common Stock of Autec to Capital Hill Resources Ltd. pursuant to the Option Agreement;
  the transfer of the current business assets of Autec to Arthur Garrison and the delivery of 4,430,000 shares of Common Stock to Autec for return into treasury;
  the entering into a management agreement with Capital Hill Resources Ltd.;
  the resignation of the current directors and officers of Autec; and
  the appointment of Malcolm M. Cameron, Francisco Kent Carasquero and Peter K. Holeczek as the new directors of Autec.

Termination; Waivers. The Change of Business may be terminated at any time prior to the Closing by:

  mutual consent of the parties, or
  by Autec or Capital Hill Resources Ltd. if the other party is in material breach of any representation, warranty, covenant or agreement contained in the Asset purchase agreement, or Option Agreement; or
  by either party if the conditions to the obligations of such party to consummate the Change of Business have not been satisfied, or waived by July 1, 2004.

Each party may, by a written instrument, waive or extend the time for Closing or performance of any of the obligations of the other party pursuant to the Change of Business.

Regulatory Approvals. No approvals by any governmental authority are required in order to complete the Change of Business.

Option Agreement

On January 12, 2004, Autec entered into an option agreement with Capital Hill Resources Ltd. to acquire forty-two mineral unpatented claims and the NE & NW half of Section 9, and the surface rights with an option to purchase an additional 453 acres on Section 4 located in Arizona. This option agreement will be recorded, if possible, shortly after closing all the transactions forming Autec's Change of Business.

The foregoing option agreement is subject to the terms of several underlying option/ surface lease agreements collectively referred to as the "Mexican Hat Agreements". On August 1, 2003, Norman A. Pearson assigned 100% of his rights in the three agreements forming the Mexican Hat Agreements to Capital Hill Resources Ltd. The Mexican Hat Agreements consists of two option agreements by and between Mr. Pearson and Mr. Manuel R. Hernandez dated January 14, 2002 and December 14, 2002 respectively; and a surface lease with option to purchase agreement dated July 1, 2003 by and between Mr. Pearson and Ms. Kay B. Graham.

The January 14, 2002 Hernandez Option Agreement. On January 14, 2002, Manuel Hernandez, the owner of two unpatented mineral claims (claim name: NE NW Half of Section 9), granted a twenty year lease to Mr. Norman Pearson, giving him an exclusive right to explore and mine minerals on this property. The agreement requires Mr. Pearson to pay a production royalty of 3% of the net smelter returns. Under the agreement Mr. Pearson has a right to purchase one-half of the production royalty from Mr. Hernandez for the sum of US$ 1,500,000. Mr. Pearson is required to keep in force and effect liability insurance of not less than US$1,000,000 for personal injury and US$100,000 for property damage for the life the agreement. See Hernandez Agreement, Section 9 & 16.

The December 14, 2002 Hernandez Option Agreement. On December 14, 2002, Manuel Hernandez, the owner of forty-two unpatented mineral claims (claim name: Victor 1-42 inclusive), granted a twenty year lease to Mr. Norman Pearson, giving him an exclusive right to explore and mine minerals on this property. Mr. Pearson was to pay Mr. Hernandez an advance royalty of US$ 4,500 on a quarterly basis beginning in December 2002 for the life of their agreement. This agreement is subject to increases in advance royalty payment for each extension period, $6000 for the first extension and $7000 for the second. The agreement requires Mr. Pearson to pay a production royalty of 3% of the net smelter returns. Under the agreement Mr. Pearson has a right to purchase one-half of the production royalty from Mr. Hernandez for the sum of US$ 1,500,000. Mr. Pearson is required to keep in force and effect liability insurance of not less than US$1,000,000 for personal injury and US$100,000 for property damage for the life the agreement. See Hernandez agreement, Victor claims.

The July 1, 2003 Graham Surface Lease and Option to Purchase Agreement. On July 1, 2003, Kay B. Graham, the owner of the subject property, granted a five year lease of the surface rights to approximately 453 acres located at Township 19 South, Range 25 East, Section 4; W 1/2and N 1/2NE 1/4 in Cochise County, Arizona to Mr. Pearson with an option to acquire the underlying land for by paying Ms. Graham the sum of US$ 272,400. The lease requires Mr. Pearson to pay an annual rent of US$ 4,800 to Ms. Graham during the term of the lease. The surface lease may be renewed subject to mutual agreement. See Graham Agreement.

Terms of Autec's Option Agreement. Under the terms of Autec's option agreement, Autec will acquire 100% undivided interest in the mineral and surface rights of the forty-four unpatented mineral claims forming the Hernandez option agreements and the surface rights to the 453 acre property under the Graham surface lease option agreement. Autec will assume all of obligations under the two Hernandez option agreements and the Graham surface lease agreement. Autec has agreed to pay Capital Hill Resources Ltd. a 6% production royalty of the net smelter returns on the placer properties forming the Hernandez properties. This is in addition to the 3% production royalty due to Mr. Hernandez. Autec may buy-back one half of the production royalty payable to Capital Hill Resources Ltd. by paying it the sum of $3,000,000. A complete copy of the option agreement and all underlying agreements is attached as Exhibit C to this information circular.

New Share Ownership Structure on Change of Business

On completion of the Change of Business, the ownership of the Common Stock by (i) Capital Hill Resources Ltd., and (ii) the current Autec shareholders, as a group, is estimated to be as follows:

Groups of Stockholders	Common Stock	% Owned
Capital Hill Resources Ltd.	12,000,000	59.79%
Autec's Current Stockholders	8,070,000	40.21%
Total of All Stockholders	20,070,000	100.0%

Accounting Treatment of the Change of Business

On close of the asset purchase agreement and the asset, Autec will record the asset sale in accordance with accounting principles generally accepted in the United States. Upon the completion of the asset sale, Autec will recognize a financial reporting gain, if any, equal to the net proceeds (the sum of the purchase price received less the expenses related to the asset sale) less the net book value of the assets sold.

Related Transaction

Management Agreement. In connection with the Change of Business, Autec has agreed to enter into a three-year management agreement with Capital Hill Resources Ltd. The agreement will becomes effective on the closing of the option agreement to acquire rights to the mineral claims located in Arizona. The terms of the managment agreements are set out in more detail under "Election of Directors - Executive Compensation" in this Information Circular.

Risks Related to the Change of Business

You Will Suffer Immediate and Substantial Dilution of Your Percentage Equity and Voting Interest. We will issue 12,000,000 shares of common stock to Capital Hill Resources Ltd. The 12,000,000 shares would represent approximately 59.79% of the number of shares of common stock outstanding as of January 12, 2004. Accordingly, the Change of Business will have the effect of substantially reducing the percentage equity and voting interest held by each of our current stockholders.

Capital Hill Resources Ltd. May Be Able to Significantly Influence Us Following the Share Issuance. The substantial ownership of common stock by the Capital Hill Resources Ltd. after the Closing of the Change of Business will provide it with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by Autec's stockholders. Following the closing of the Change of Business, the ownership of common stock by the Capital Hill Resources Ltd., including those who will become directors and/or executive officers of Autec, will represent approximately 59.79% of the outstanding shares of Autec on January 12, 2004. This concentration of ownership of Autec's common stock may make it difficult for other stockholders of Autec to successfully approve or defeat matters which may be submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of Autec without the consent of Capital Hill Resources Ltd. In addition, sales of common stock by Capital Hill Resources Ltd. to a third party may result in a change of control of Autec.

The Combined Company May Be Unable to Obtain Required Additional Capital. As indicated in the risk factors relating to the mining industry below, Autec will need to raise additional capital in a combination of debt and equity securities to have sufficient working capital to run and grow the business through December 31, 2004. Should the new business be unsuccessful in its efforts to raise additional capital, it will be required to curtail its plans or it may be required to cut back or stop operations. There can be no assurance that Autec will be able to raise additional capital or generate cash from operations sufficient to meet its obligations and planned requirements.

Certain Federal Income Tax Consequences

The following discussion is limited to the material federal income tax consequences of the proposed asset sale and does not discuss state, local, or foreign tax consequences or all of the tax consequences that might be relevant to an individual shareholder of Autec if they chose their dissenter's rights. The asset sale is a taxable event to us. Autec will recognize gain or loss in an amount equal to the cash received in exchange for the assets, less Autec's adjusted tax basis in the purchased assets. Autec's gain (if any) will be offset to the extent of current year losses from operations plus available net operating loss (NOL) carryforwards, subject to applicable limitations under the ownership change rules under Internal Revenue Code 382 and the Alternative Minimum Tax rules. Under Section 382, where an ownership change occurs, the annual utilization of the NOL carryforwards may be restricted. Additionally, to the extent any gain on the sale of assets exceeds the current year loss from operations, an alternative minimum tax may be due on the excess. Any tax liabilities as a result of the asset sale are expected to be immaterial.

You Are Urged to Consult Your Own Tax Advisor as to Specific Tax Consequences ,Including Tax Return Reporting Requirements and the Applicability and Effect of Federal, State, Local, Foreign, and Other Applicable Tax Laws if You Chose to Exercise Your Dissenter Rights.

Material Terms of the Common Stock

The authorized common stock of Autec consists of 20,000,000 shares of no par value stock. As of January 12, 2004, there were 12,500,000 shares issued and outstanding. At the closing of the proposed transactions, 12,000,000 shares will be issued in exchange for the rights to the Arizona Mineral Claims; 4,430,000 shares of common stock will be returned to treasury in exchange for the current assets of Autec. On completion of the foregoing Autec will have 20,070,000 shares of Common Stock issued and outstanding.

The holders of shares of Common Stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of Common Stock do not have cumulative voting rights for the election of directors. The holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Autec legally available for the payment of dividends. The holders of shares of Common Stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Autec and have no rights to convert their Common Stock into any other securities.

On any liquidation, dissolution or winding up of Autec, holders of shares of Common Stock are entitled to receive pro rata all of the assets of Autec available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of Autec does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Autec, as amended by the Amendment to the Articles attached hereto as Exhibit A.

INFORMATION CONCERNING THE MINING BUSINESS PROPOSED

Mineral Rights Being Acquired

Autec on completion of the Change of Business will be considered a start-up, pre-exploration-stage mining company as it will not have yet generated or realized any revenues from its proposed mining operations.

On January 12, 2004, Autec entered into an option agreement with Capital Hill Resources Ltd. to acquire forty-two mineral unpatented claims and the NE & NW half of Section 9, and the surface rights with an option to purchase an additional 453 acres on Section 4 located in Arizona Mr. Manuel Hernandez is the underlying owner of the forty-two mineral claims being acquired while Ms. Kay Graham is the owner of the property the surface rights being acquired. Capital Hill Resources Ltd. acquired its interest in these the properties in August 2003, through the assignment of two option agreements between Messrs. Hernandez and Pearson to Capital Hill Resources Ltd., and the assignment by Mr. Pearson to Capital Hill Resources Ltd. of the surface lease and option to purchase agreement he had entered into with Ms. Graham.

Under the terms of Autec's option agreement, Autec will acquire 100% undivided interest in the mineral rights of the forty two unpatented mineral claims owned by Mr. Hernandez and the surface rights to the property owned by Ms. Graham. The Hernandez mineral rights are subject to a Net Smelter Return (NSR) royalties (totaling 3%) and certain cash considerations totaling $18,000 per year on the Hernandez property for the next 19 years, with this sum increasing to US$ 24,000 for the next ten years and US$ 30,000 for the next ten years after that. The first production royalty consists of a 3% NSR payable to Mr. Hernandez on the lode properties and the second production royalty consists of a 6% NSR payable to Capital Hill Resources Ltd. on the placer properties forming the Hernandez and Graham properties. Autec may buy-back one half of the production royalty payable to Mr. Hernandez by paying him the sum of $1,500,000 under each underlying option agreement. A further 3% NSR may be bought back from Capital Hill Resources Ltd. on the payment of the sum of $3,000,000 on the surface rights. Autec will pay a total of $4,800 per year for the Graham surface rights for the five year life of that agreement. Autec may acquire the underlying land to the Graham surface rights on payment of US$272,400 for Ms. Graham.

To date Autec has not performed any work on its property. Autec is presently in the pre-exploration stage and there is no assurance that a commercially viable mineral deposit exists on its property until further exploration is done and a comprehensive evaluation concludes economic and legal feasibility. Autec intends to try to develop any mineral deposits it finds, if any, ourselves or enter into a joint venture with another mining company with more experience at that stage of operation.

The Property

Legal Description of Property. A full legal description of the claims is provided in Exhibit "A" of each subject Mexican Hat Agreement all of which are attached as schedules to the Autec's option agreement attached as Exhibit C to this information statement.

Accessibility. The Mexican Hat mineral claims are located approximately seventy-five miles southeast of the City of Tucson, Arizona, six miles south of the old ghost-town of Pearce located on Highway 191 and thirty-three miles from the town of Wilcox, situated on highway 10 linking Tucson, Arizona and El Paso. From Wilcox to access the property you travel southwest along highway 10 for eight miles, then southeast along highway 191 for about 19 miles to a junction with a secondary gravel road near Pearce that connects to Courtland. The property is located six miles further southward along the secondary road. Wilcox is a full service town and serves as the main trade and service centre within the county.

Physiography. The physiography of the region is "basin and range". The property lies within the Willcox Basin, in the northern part of Sulpher Springs Valley, which cuts through Cochise County for nearly 100 miles and averages about 15 miles wide. The valley is bounded by the Chiricahua Mountains to the east and the Dragoon Mountains to the west. The valley floor lies about 4100 feet near Willcox and rises to over 9,000 feet in the surrounding mountain range.

The most significant topographic feature on the property is the Mexican Hat Mountain, thought to be a tertiary volcanic center, which at 5,221 fee elevation has a relief of about 500 feet. Several smaller hills are also found in the area and are generally aligned in a northeasterly direction.

Erosional debris from mineralized bedrock structures in the Mexican Hat Mountain and possibly nearby hills in the area is considered to be the main source of alluvial mineralization on the property.

Mining History. Previous work on the property by others has been focused on the hard rock potential. In the 1930's part of the property was developed with one shaft about forty feet deep and four feet wide. It is believed this part of the property was operated as part of what is referred to as the Gold Band prospect in the area. In 1989, Oneida Resources Ltd. of Vancouver optioned the property from Mr. Hernandez and began exploration work including limited drilling in February 1989. In November 1989, Oneida entered into a joint-venture with Placer Dome U.S Inc. to further explore the property. Oneida and Placer spent approximately US$ 1,900,000 drilling 62,120 feet in 137 drill holes over the next thirteen months. In 1991, Oneida was unable to proceed with its planned drilling program. In 1992, Oneida acquired Placer's 80% interest in the property and placed work on hold as it conducted a financial restructuring. Between 1992 and 1995 no work was conducted on the property. In December of 1995, Kalahari Resources Inc. entered into an agreement with Oneida whereby it could earn up to a 60% interest in the property by spending US$ 2,250,000 and producing a feasibility study. In 1996, thirteen drill holes were completed with ten holes reportedly intersecting gold. Further drill work was proposed for 1998, to which it is not known if the work was completed or if so the results of this program. In 2003, Mr. Pearson has conducted some limited surface prospecting and sampling on the property. In the fall of 2003, Capital Hill Resources Ltd.. commissioned an independent review and verification of the property with respect to the occurrence of potentially economic alluvial gold on the property by Charles K. Ikona, P.Eng., and Robert Friesen, P. Geol. Their report was completed January 12, 2004 (the "Ikona 2003 Report").

Proposed Program. Autec intends to undertake a bulk testing on the property to explore the economic alluvial gold potential on the property. It is estimated this program will cost approximately US$ 235,000. This should allow both reconnaissance sampling and more rigorous sampling work on the property. Autec intends to finance this initial program through the sale of its equity to accredited investors known to Mr. Malcolm Cameron.

Competitive Factors

The mining industry, in general, is competitive and there is not any assurance that even if commercial quantities of ore are discovered, a ready market will exist for the sale of the ore. Numerous factors beyond Autec's control may affect the marketability of any substances discovered. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in Autec not receiving an adequate return on invested capital.

Regulations

Autec's proposed mineral exploration program, is subject to extensive federal, state and local laws and regulations governing such exploration, development and operation of mining activities as well as the protection of the environment, including laws and regulations relating to obtaining permits to mine, protection of air and water quality, hazardous waste management, mine reclamation and the protection of endangered or threatened species.

A number of bills have been introduced in the U.S. Congress over the past years that would revise in various respects the provisions of the current federal mining law, the Mining Law of 1872, but none of these proposals currently are under active consideration. However, if enacted, such legislation could substantially increase the cost of holding unpatented mining claims and could impair the ability of companies to develop mineral resources on unpatented mining claims. Under the terms of these bills, the ability of companies to obtain a patent on unpatented mining claims would be nullified or substantially impaired, and most contain provisions for the payment of royalties to the federal government in respect of production from unpatented mining claims, which could adversely affect the potential for development of such claims and the economics of operating new or even existing mines on federal unpatented mining claims. Autec's financial performance could therefore be affected adversely by passage of such legislation. Pending possible reform of the Mining Law of 1872, Congress has put in place a moratorium which prohibits acceptance or processing of most mineral patent applications. It is not possible to predict whether any change in the Mining Law of 1872 will, in fact, be enacted or, if enacted, the form the changes may take.

Environmental Laws

Autec will also have to sustain the cost of reclamation and environmental remediation for all work undertaken which causes sufficient surface disturbance to necessitate reclamation work. Both reclamation and environmental remediation refer to putting disturbed ground back as close to its original state as possible. Other potential pollution or damage must be cleaned-up and renewed along standard guidelines outlined in the usual permits. Reclamation is the process of bringing the land back to a natural state after completion of exploration activities. Environmental remediation refers to the physical activity of taking steps to remediate, or remedy, any environmental damage caused, i.e. refilling trenches after sampling or cleaning up fuel spills.

Employees

As of January 12, 2004, Autec employs two persons on a full-time basis. One of Autec's directors devotes a substantial amount of his time to the business of Autec and is primarily responsible for all day-to-day operations of Autec. These employees will move with the jewelry business being acquired by Arthur Garrison and become the sole responsibility of Mr. Garrison.

Autec is currently negotiating a Management Agreement with Capital Hills Resources Ltd., the terms of which are discussed elsewhere in this information statement. Autec also intends to hire independent geologists, engineers and excavation subcontractors on an as needed basis to conduct its future business. Autec has not entered into any negotiations or contracts with any of them. We do not intend to initiate negotiations or hire anyone until Autec has closed the transactions comprising the Change of Business discussed in this information circular.

Autec is not a party to any labor contract or collective bargaining agreement. Autec has experienced no significant labor stoppages in recent years, and management believes that such relations are satisfactory.

Facilities

Autec's new corporate headquarters will be located in Arizona. Autec is currently locating suitable office space. Until that time, Autec's administrative functions will be directed from out of the offices of Capital Hill Resources Ltd. at no cost to Autec other than that incorporated in the Management Agreement between the parties.

Risks Related to the New Business Direction of Autec

The following is a summary of some of the risk factors which may have an impact on the Autec's new business direction:

Autec has no known ore reserves and it cannot guarantee we will find any mineral reserves or if it find minerals, that production will be profitable.

Autec has no known ore reserves. Autec has not identified gold or other metal or mineral on the property and it cannot guaranty that it will ever find any such minerals. Even if Autec finds that there are mineral reserves on its property, Autec cannot guaranty that it will be able to recover these minerals. Even if Autec recovers mineral reserves, it cannot guaranty that it will make a profit. If Autec cannot find mineral reserves or it is not economical to recover these mineral reserves, Autec will have to cease operations.

If Autec does not raise enough money for exploration in the future, it will have to delay exploration until it is able to raise enough money through equity, debt or other means or go out of business.

Autec is in the very early exploration stage and needs new equity proceeds to start exploring for mineral reserves. Autec must raise a minimum of $ 150,000 in the future to begin exploration. Although members of our Board of Directors have considerable experience raising capital for other ventures they were involved with in the past there can be no guarantee they will be able to raise capital for Autec. If Autec fails to sell new equity, its ability to start and complete its proposed exploration plans will be materially affected, and Autec's future may be placed in jeopardy.

Autec's exploration efforts and limited capital may limit its ability to find mineralized material. If Autec does not find mineralized material, it will cease operations.

Because Autec is new to the industry, relatively small and does not have much capital, it must limit its exploration. Because Autec may have to limit its exploration, it may not find mineralized material, although its property may contain mineralized material. If Autec does not find mineralized material, it will cease operations.

Autec may not have access to all of the supplies and materials it needs to begin exploration, that could cause it to delay or suspend operations.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, such as explosives, and certain equipment such as bulldozers and excavators that Autec might need to conduct exploration. Autec has not attempted to locate or negotiate with any suppliers of products, equipment or materials. Autec will attempt to locate products, equipment and materials on close of the Change of Business transactions. If Autec cannot find the products and equipment it needs, Autec will have to suspend its exploration plans until its does find the products and equipment it needs.

Autec has not yet discovered any mineral reserves. Even if Autec was successful in discovering mineral reserves it may not be able to realize a profit from its sale. If Autec cannot make a profit, it will have to cease operations until market conditions improve or cease operations altogether.

In order to maintain operations, Autec will have to sell any minerals it extract from its property for more than it costs Autec to mine it. (The lower the price the mineral, the more difficult it is to do this.) If Autec cannot make a profit, Autec will have to cease operations until the price of minerals found on its property increases or cease operations altogether. The cost to mine minerals is fixed and as a result, the lower the market price, the lower the likelihood Autec will be able to make a profit.

Autec may not have enough money to complete its exploration program and consequently may have to cease or suspend its operations.

Autec may not have enough money to complete the exploration of its mineral claims. Because Autec plans on exploring raw undeveloped land, it does not know how much it will have to spend to find out if there is mineralized material on the property. It could cost as much as $235,000 to find out. In addition, Autec does not know how much money it will be able to raise in future. If it turns out that Autec has not raised enough money to complete its exploration program, Autec will have to either raise further capital through its director and officers or suspend or cease operations.

Forward-looking Statements

Certain statements included in this Information Statement regarding Autec which are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of Autec after the Change of Business. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of Autec's current or proposed business activities. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

ELECTION OF DIRECTORS

Because the current officers of Autec will resign their positions with Autec at the closing of the Change of Business and the three new directors will be elected by the stockholders pursuant to this Information Statement, all of the information set forth in this Section regarding the "Election of Directors" pertains to those two individuals who will become directors and officers of Autec on the closing of the Change of Business. Information regarding the current officers and directors of Autec is set forth in Autec's Form 10KSB Report for 2002, which is available on the SEC's website.

Information Concerning Nominees

The following nominees of Capital Hill Resources Ltd. are expected to become executive officers and directors of Autec at the closing of the Change of Business.
Name	Age	Position
Malcolm M. Cameron	50	President and Director
Francisco Kent Carasquero	37	Secretary and Director
Peter K. Holeczek	57	Director

The following describes the principal occupation of each officer and director of Autec for the previous five years:

Malcolm M. Cameron - President, Chief Executive Officer and Director. Mr. Cameron holds a B.A.Sc. in Electrical Engineering and an M.B.A. from the University of British Columbia. He is a registered professional engineer in the Province of British Columbia and in the State of California. He is also a member of the Canadian Institute of Mining and Metallurgy and a senior member of the Institute of Electrical and Electronic Engineers. Since 2000, Mr. Cameron has been the principal electrical engineer for NORAM Engineering and Constructors Ltd., a private Vancouver based engineering company. Mr. Cameron also served as Vice President of Universal Dynamics Group Limited, a private Richmond based engineering company from 1980 to 1999.

Francisco Kent Carasquero - Director. Mr. Carasquero holds an Advanced BA in Economics from the University of Manitoba. Since 2002, Mr. Carasquero has been the President, Tyee Capital Consultants, Inc. a private company involved in assisting publicly and privately held corporations in all major industry groups with structuring, marketing, investor communications, and equity and debt raising activities. He has also worked from 2000 to 2003, as a consultant for Delta Capital Technologies, Inc. (DCTN - OTCBB). Mr. Carasquero was Vice President Finance for Princeton Financial Group, Inc. from 1996 - 2002 . Princeton provided a broad array of merchant banking, investment banking, investment management and financial advisory services.

Peter K. Holeczek - Director. Mr. Holeczek was involved with Power Technologies Inc. (PWTC - OTC.BB) from August 1998 until September 2003, as their primary investor relations contact. In addition he was also directly involved in the R & D aspect of the business by assisting in the design and construction of prototypes of a revolutionary lead acid battery, at the PWTC facilities at B.C. Research Institute (BCRI). Prior to joining PWTC , Mr. Holeczek spent the period from 1995 to 1998 with Lifestart Baby Systems (LSM - CDNX), as an investor relations consultant, and subsequently as Sales Director for the company.

Executive Compensation

Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by the Board of Directors. No amounts have been paid to directors of Autec in such capacity since inception. Officers and directors of Autec are reimbursed for any out-of-pocket expenses incurred by them on behalf of Autec. As of January 12, 2004, neither Messrs. Garrison nor Jeffries have received any compensation, either directly or indirectly, for their services as directors and executive officers of Autec. Executive compensation is subject to change concurrent with Autec's requirements.

Mr. Garrison, however, has earned compensation pursuant to services performed on behalf of Autec relating to the manufacture and marketing of the Company's products, as reflected below. As of January 12, 2004, neither Messrs. Garrison or Jeffries has earned compensation that remains unpaid.

The following table sets forth information relating to the compensation paid by Autec in each of the last three fiscal years to: (i) its Chief Executive Officer; and (ii) each of its executive officers whose annual compensation exceeded $100,000 during this period.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Annual Compensation			Long Term Compensation			All Other Compen sation
		Salary	Bonus	Other Annual Compen- sation	Awards		Payouts
					Securities Under Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts
Arthur Garrison, President, CEO and Director(1)	2000 2001 2002	Nil Nil Nil	Nil Nil Nil	$37,740 $2,600 $10,400	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Luther Jefferies, CFO/Secretary and Director(1)	2000 2001 2002	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Notes:	(1)
Annual compensation based on fiscal years ended December 31, 2002, 2001, and 2000, respectively, and paid by Autec according to actual time and services performed relating to the manufacture and marketing of the Autec's products.

The following table sets forth the annual salary for each executive officer of Autec which will be in effect as of the Closing of the Change of Business:
Name	Office	Annual Salary 2004 (projected)(2)
Malcolm M. Cameron	President	$ 0(1)(2)
Francisco Kent Carasquero	Secretary	$ 0(1)(2)
Notes: (1)	The definitive compensation of Autec's officers will be determined by the Board of Directors of Autec and on completion of the Management Agreement.
(2)	As a term of the Change of Business Agreement Autec will enter into a management agreement with Capital Hill Resources Ltd. a company controlled by Messrs. Norman Pearson and June Cameron. Autec will pay Capital Hill Resources Ltd. US$ 12,000 per month.

As a term of the Change of Business Agreement Autec intends to enter into a management agreement with Capital Hill Resources Ltd. Capital Hill Resources Ltd. is controlled by Mr. Norman Pearson and Ms. June Cameron. The management agreement will commence on Closing of the Change of Business and continue until January 1, 2007, unless otherwise terminated pursuant to the terms of the management agreement. Pursuant to the management agreement, Capital Hill Resources Ltd. is to be paid US$ 144,000 per annum. Autec will also be responsible for providing individuals working for Capital Hill Resources Ltd. through the management agreement the following: life and health insurance; bonds; room and board; travel expenses; telephone costs; and equipment costs; all work visas; indemnification from any claim or law suit which may be asserted against him when acting in their official capacity provided that said indemnification is not in violation of any federal or state law or rule or regulation of the Securities and Exchange Commission; and options to purchase up to purchase shares of the Common Stock of Autec. The management agreement will also contain certain provisions with respect to termination, confidentiality and non-competition. The management agreement is currently being drawn up by legal counsel for the parties and will be filed on Form 8-K no later than at the time of Closing the Change of Business transactions.

Board of Directors Report on Executive Compensation

The Board of Directors of Autec will be responsible for reviewing and determining the annual salary and other compensation of the executive officers and key employees of Autec. The goals of Autec are to align compensation with business objectives and performance and to enable Autec to attract, retain and reward executive officers and other key employees who contribute to the long-term success of Autec. Autec will provide base salaries to its executive officers and key employees sufficient to provide motivation to achieve certain operating goals. Although salaries are not specifically tied to performance, incentive bonuses are available to certain executive officers and key employees. In the future, executive compensation may include without limitation cash bonuses, stock option grants and stock reward grants. In addition, Autec may set up a pension plan or similar retirement plans.

Autec presently has no pension, health, annuity, insurance, profit sharing, stock option or similar benefit plan.

Stock Options

There are currently no stock options outstanding. The Board of Directors and Majority Shareholders have adopted and approved an incentive stock option plan (the "Plan") providing for the granting of stock options to officers, directors, employees and key consultants of Autec and any of its future subsidiaries or affiliates. It is expected that this stock option plan will be registered on Form S-8 with the Securities and Exchange Commission, if and when Form S-8 is available to Autec. (See "2004 STOCK OPTION PLAN" for further details.)

Familial Relationships

There is no familial relationship by or between any member of the Board of Directors or its officers.

Indemnification

The Florida Revised Statutes contain provisions for indemnification of the officers and directors of Autec. The Bylaws require Autec to indemnify such persons to the full extent permitted by law. The Bylaws with certain exceptions, eliminate any personal liability of a director to Autec or its shareholders for monetary damages to Autec or its shareholders for gross negligence or lack of care in carrying out the director's fiduciary duties as such. Florida law permits such indemnification if a director or officer acts in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of Autec. A director or officer must be indemnified as to any matter in which he successfully defends himself.

The officers and directors of Autec are accountable to the shareholders of Autec as fiduciaries, which means such officers and directors are required to exercise good faith and integrity in handling Autecs affairs.

A shareholder may be able to institute legal action on behalf of himself and all other similarly situated shareholders to recover damages where Autec has failed or refused to observe the law. Shareholders may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce their rights, including rights under certain federal and state securities laws and regulations. Shareholders who have suffered losses in connection with the purchase or sale of their interest in Autec due to a breach of a fiduciary duty by an officer or director of Autec in connection with such sale or purchase including, but not limited to, the misapplication by any such officer or director of the proceeds from the sale of any securities, may be able to recover such losses from Autec.

Autec may not be liable to its shareholders for errors in judgment or other acts or omissions not amounting to intentional misconduct, fraud or a knowing violation of the law, since provisions have been made in the Articles of Incorporation and By-laws limiting such liability. The Articles of Incorporation and By-laws also provide for indemnification of the officers and directors of Autec in most cases for any liability suffered by them or arising out of their activities as officers and directors of Autec if they were not engaged in intentional misconduct, fraud or a knowing violation of the law. Therefore, purchasers of these securities may have a more limited right of action than they would have except for this limitation in the Articles of Incorporation and By-laws. In the opinion of the Autec has been advised that it is the position of the SEC that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

The Company may also purchase and maintain insurance on behalf of directors and officers insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the Company would have the power to indemnify such person.

2004 STOCK OPTION PLAN

General

The Board of Directors and Majority Shareholders have adopted and approved a stock option plan (the "Plan"). The purpose of the Plan is to enable Autec to offer it's officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in Autec, thereby attracting, retaining, and rewarding such personnel. Autec believes that increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of Autec There is reserved for issuance under the Plan an aggregate of 2,000,000 shares of Common Stock. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of or rights to purchase shares of Autec's Common Stock ("Stock Rights") may be granted under the Plan. A copy of the Plan is attached as Exhibit E.

Administration

The Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). The Administrator, subject to the terms and conditions of the plan, has authority to:

select the persons to whom options and Stock Rights are to be granted;

  determine the number of shares of Common Stock to be covered by each option and Stock Right granted;
  approve forms of option agreement for use under the Plan;
  determine the terms and conditions of any option or Stock Right;
  reduce the exercise price of any option or Stock Right if the fair market value of the Common Stock covered by such Option or Stock Right has declined since the date the option or Stock Right was granted;
  institute an option exchange program;
  interpret the Plan and awards granted under the Plan;
  prescribe, amend and rescind rules and regulations relating to the Plan or sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
  modify or amend each option or Stock Right issued;
  allow Optionees to satisfy withholding tax obligations by electing to have Autec withhold from the shares to be issued on exercise of an option or Stock Right that number of shares having a fair market value equal to the amount required to be withheld;
  authorize any person to execute on behalf of Autec any instrument required to effect the grant of an option or Stock Right previously granted by the Administrator; and
  make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Administrator are final and binding on all holders of options and Stock Rights.

Eligibility; Limitations of Options

Non-statutory stock options and Stock Rights may be granted under the Plan to employees, directors and consultants of Autec or any parent or subsidiary of Autec. Incentive stock options may be granted only to employees. As discussed above, Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Autec. In order to preserve Autec's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of Autec, options to purchase more than 1,000,000 shares of Common Stock plus options to purchase up to an additional 1,000,000 shares of Common Stock in connection with such employee's initial commencement of service to Autec.

Terms and Conditions of Options

Options granted under the Plan are subject to additional terms and conditions under the individual option agreement. These terms and conditions include:

  Exercise Price. The Administrator will determine the exercise price of options granted at the time of grant. The exercise of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a non-statutory stock option may be determined by the Administrator, provided however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.
  Exercise of Option. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.
  Form of Consideration. The means of payment for shares issued on exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of Autec (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.
  Term of Option. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.
  Termination of Employment. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or stock option agreement or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.
  Permanent Disability; Death. If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the Plan will generally expire on the earlier of (i) twelve months from the date of termination of optionee's employment or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that the option was exercisable at the time of termination of employment.
  Non-transferability of Options. Options granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.
  Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such option will be treated as a non-statutory stock option.
  Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Rights. A Stock Right may award the recipient Common Stock or may give the recipient the right to purchase Common Stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between Autec and the recipient. Unless the Administrator determines otherwise, the restricted stock agreement will give Autec a reacquisition option exercisable on the voluntary or involuntary termination of the recipient's employment or consulting relationship with Autec for any reason (including death and disability). The acquisition price for any shares reacquired by Autec will be the original price paid by the recipient, if any. The reacquisition option lapses at a rate determined by the Administrator. A Stock Right and the stock acquired (while restricted) is generally nontransferable other than by will or the laws of descent and distribution.

Adjustments of Options on Changes in Capitalization.

In the event that the stock of Autec changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of Autec effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or Stock Right outstanding under the Plan, and the exercise price of any such award. In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will fully vest in and have the right to exercise the optionee's option or Stock Right as to all of the optioned stock, and shall release all restrictions on any restricted stock prior to the consummation of the liquidation or dissolution. In the event of a merger, sale or Change of Business of Autec into another corporation that results in a change of control of Autec, options that would have become vested within 18 months after the closing date of the merger transaction will accelerate and become fully vested on the closing of the transaction. In the event of a change of control transaction, any other outstanding options that are not accelerated would be assumed by the successor company or an equivalent option would be substituted by the successor company. If any of these options are not assumed or substituted, they would terminate.

Amendment and Termination of the Plan.

The Administrator may amend, alter, suspend or terminate the Plan, or any part of the Plan, at any time and for any reason. No such action by the Board or stockholders may alter or impair any option or Stock Right previously granted under the Plan without the written consent of the optionee/recipient. Unless terminated earlier, the Plan will terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences of Options

Incentive Stock Options. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or on its exercise, although the exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of:

  the fair market value of the shares at the date of the option exercise; or
  the sale price of the shares.

Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of Autec is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Autec is subject to tax withholding by Autec is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Rights. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to Autec's right to reacquire the stock on the recipient's termination of employment with Autec At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by Autec Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Autec.

The foregoing is only a summary of the effect of federal income taxation on optionees and Autec with respect to the grant and exercise of options, and on recipients of Stock Rights, under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

DISSENTER'S APPRAISAL RIGHTS

Pursuant to Section 607.1320 of the Florida Business Corporation Act, a holder of our common stock may dissent and elect to receive the fair value of such shareholder's shares as of the day prior to the date the asset sale was approved, without including the incremental value or the diminution in value, if any, arising from the asset sale, judicially determined and paid. In order to perfect such shareholder's appraisal rights, a dissenting shareholder (a

"Dissenting Shareholder") must fully comply with the statutory procedures of Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act summarized below. Such Sections are attached hereto as Exhibit D. Shareholders are urged to read such Sections in their entirety and to consult with their legal advisors. EACH SHAREHOLDER WHO MAY DESIRE TO ASSERT APPRAISAL RIGHTS IS CAUTIONED THAT FAILURE ON HIS OR HER PART TO ADHERE STRICTLY TO THE REQUIREMENTS OF FLORIDA LAW IN ANY REGARD MAY CAUSE A FORFEITURE OF ANY APPRAISAL RIGHTS.

To exercise appraisal rights, a Dissenting Shareholder must satisfy the following conditions:

1. Each Dissenting Shareholder who desires to receive an appraisal value for his or her shares must file with Autec, within twenty days from the mail-out of this information statement, a written notice of such shareholder's intent to demand payment if the asset sale is completed. A proxy or vote against the asset sale will not alone be deemed to be the written notice of intent to demand payment. In order to dissent, the shareholder need not have voted AGAINST the asset sale, but cannot voted FOR the asset sale.

2. Within 10 days after receipt of your written dissent, we will give written notice of our intent to complete or not complete the asset sale, to each shareholder who filed notice of intent to demand payment for such shareholder's shares. The shareholder must then make written demand on Autec for the payment of the fair value of the shares.

3. Within 20 days after the giving of the foregoing notice by Autec, each Dissenting Shareholder who elects to dissent shall file with Autec a notice of such election, stating such shareholder's name and address, the number of shares of our common stock as to which he dissents and a demand for payment of the fair value of such shareholder's shares. Any Dissenting Shareholder failing to file such election to dissent within the period set forth shall lose the right to dissent from the asset sale. Any shareholder filing an election to dissent shall deposit the certificate(s) representing such shareholder's shares with Autec simultaneously with the filing of the election. Autec may restrict the transfer of such shares from the date the election to dissent is filed.

4. Upon filing a notice of election to dissent, the Dissenting Shareholder shall thereafter be entitled only to payment pursuant to the procedure set forth herein and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the Dissenting Shareholder at any time before an offer is made by Autec, as provided below, to pay for such shareholder's shares. However, the right of the Dissenting Shareholder to be paid the fair value of such shareholder's shares shall cease, and he or she shall be reinstated to have all rights as a shareholder as of the filing of such shareholder's notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than

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in cash has been completed, in lieu thereof, at the election of Autec, the fair value thereof in cash as determined by Autec as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

a. Such demand is withdrawn as provided;

b. Autec abandons the asset sale;

c. No demand or petition for the determination of fair value by a court has been made or filed within the required time; or

d. A court of competent jurisdiction determines that such Dissenting Shareholder is not entitled to the relief provided by this section.

5. Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the effective date or the date which the asset sale is approved, whichever is later (but in no event later than 90 days after the asset sale is approved), Autec shall make a written offer to each Dissenting Shareholder who has made demand as herein provided, and will make a written offer to each such shareholder to pay for such shares at a specified price deemed by Autec to be the fair value thereof. If the asset sale has not been consummated within 90 days after the approval thereof, the offer may be conditioned upon such effectuation. Such offer is to be accompanied by (i) a balance sheet of Autec as of the latest available date (not more than 12 months prior to the making of an offer), and (ii) a profit and loss statement of Autec for the 12-month period ended on the date of such balance sheet.

6. If, within 30 days after the making of such offer, the Dissenting Shareholder accepts the same, payment for the shares of that Dissenting Shareholder is to be made within 90 days after the making of such offer or the date of the effectuation of the asset sale, whichever is later. Upon payment of the agreed value, the Dissenting Shareholder shall cease to have any interest in such shares.

7. The court shall also determine whether each such Dissenting Shareholder is entitled to receive payment for such shareholder's shares. If Autec fails to make such an offer, or if it makes such an offer and any Dissenting Shareholder fails to accept the offer within the 30 day period thereafter, then Autec, within 30 days after receipt of written demand from any Dissenting Shareholder given within 60 days after the date of the effectuation of asset sale shall, or, at its election within such 60 day period may, file an action in any court of competent jurisdiction in Martin County, Florida, requesting that the fair value of such shares be found and determined. The court's jurisdiction shall be plenary and exclusive. If Autec fails to institute such proceeding within the above-prescribed period, any Dissenting Shareholder may do so in the name of Autec. All Dissenting shareholders, wherever residing, will be made parties to the proceedings as an action against their shares. A copy of the initial pleading will be served on each Dissenting Shareholder. All Dissenting Shareholders who are proper parties to the proceeding are entitled to judgment against Autec for the amount of the fair value of their shares, as well as at the discretion of the court, an allowance for interest at such rate as the court may find fair and equitable. Autec shall pay each Dissenting Shareholder the amount found to be due to him within 10 days after final determination of the proceedings.

8. The court may, if it elects, appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value.

9. The judgment of the court is payable only upon and concurrently with the surrender to Autec of the certificate(s) representing the shares. Upon payment of the judgment, the Dissenting Shareholder ceases to have any interest in such shares.

10. The costs and expenses of the proceeding are determined by the court and assessed against Autec, except that all or any part of such costs and expenses may be apportioned and assessed against any or all of the Dissenting Shareholders who are parties to the proceeding and to whom Autec has made an offer to pay for their shares, if the court finds their refusal to accept such offer to have been arbitrary, vexatious or not in good faith. Expenses include reasonable compensation for, and expenses of, appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the value of shares, as determined by the court, materially exceeds the amount that Autec offered to pay for the shares then the court may, in its discretion, award to any Dissenting Shareholder who is a party to the proceedings, such sum as the court may determine to be reasonable compensation to any expert(s) employed by the Dissenting Shareholder in the proceeding.

11. Successful assertion by shareholders of their dissenters' appraisal rights is dependent upon compliance with the requirements described above. Non-compliance with any provision may result in failure to perfect those rights and the loss of an opportunity to receive payment for shares pursuant to an appraisal.

Because of the complexity of the provisions of the Florida law relating to dissenters' appraisal rights, shareholders who are considering dissenting from the asset sale are urged to consult their own legal advisers.

INDEPENDENT ACCOUNTANTS

Autec's current auditor is the Salt Lake City firm of HJ & Associates, LLC. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

WHERE YOU CAN FIND MORE INFORMATION

Autec files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Autec files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows Autec to "incorporate by reference" the information it files with them, which means that Autec can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the SEC. The information Autec incorporates by reference is an important part of this Information Statement, and later information that Autec files with the SEC will automatically update and supersede this information.

Autec incorporates by reference the following documents filed by Autec pursuant to the Securities Exchange Act of 1934: (i) Autec's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002; and (ii) any future filings Autec makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Autec has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Autec at the following address:

Autec Associates, Inc.
38 East Osceola Street
Stuart, Florida 34994
Telephone: 561-288-0666

You should rely only on the information Autec has provided or incorporated by reference in this Information Statement or any supplement. Autec has not authorized any person to provide information other than that provided here. Autec has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

EXHIBIT A
AMENDMENT TO ARTICLES OF INCORPORATION

RESOLVED, the Articles of Incorporation of Autec as follows:

  The name of Autec be changed from Autec Associates, Inc. to Capital Hill Gold, Inc.;
  The authorized capital of Autec be increased from 20,000,000 shares with no par value to 200,000,000 shares of common stock with a par value of $0.001 per share.
  The Certificate of Articles of Amendment of the Articles of Incorporation as attached to this resolution is hereby approved.

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

AUTEC ASSOCIATES, INC

(present name)

Pursuant to the provisions of section 607.1006, Florida Statutes, this corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number'(s) being amended, Added or deleted)

Article I is amended to change the name of the corporation to:

                                            CAPITAL HILL GOLD, INC.

Article IV is amended to authorize a total of 200,000,000 shares of common stock with a par value of $0.001 per share.

SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment's adoption: January 12, 2004

FOURTH: Adoption of Amendment(s) (check one)

[X] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

[ ] The amendment(s) was/were approved by the shareholders through voting groups.

The following statement must be separately provided for each Voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for Approval by shareholders.

[ ] The amendment(s) was/were adopted by the board of directors without shareholders action and shareholder action was not required.

[ ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signed this         day of January, 2004

By: /s/ Arthur Garrison .
Arthur Garrison, President

EXHIBIT B

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is dated for reference the 12th day of January 2004, between AUTEC ASSOCIATES, INC. ("Autec"), and ARTHUR GARRISON (the "Mr. Garrison").

RECITALS

WHEREAS:

                    A. Autec is engaged in the business of selling at the retail level jewelry.

                    B. Mr. Garrison desires to purchase from Autec, and Autec desires to sell to Mr. Garrison, upon the terms and conditions specified herein, all of the Purchased Assets, as defined in Article I, of such business.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the promises, covenants, terms and conditions specified herein, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS.

For all purposes of this Agreement, the following defined terms shall have the meanings set forth in this Article I:

1.1 "Accounts Receivable" means all of the monies owed to Autec by its customers of the Business, including by way of example, but not limitation, current receivables, delinquent receivables and finance charges.

1.2 "Business" means the Jewelry business conducted by Autec prior to the Closing Date and by Mr. Garrison after the Closing Date and includes the manufacturing, marketing, and repair of jewelry using diamonds and other precious gemstones, such as rubies, sapphires, and emeralds.

1.3 "Closing" means the actions taken as provided in Article VI in connection with the consummation of the transactions contemplated by this Agreement.

1.4 "Closing Date" means the time and date when the Closing of the transactions contemplated by this Agreement shall be deemed effective, which shall be 12:01 a.m. on the day of the Closing.

1.5 "Code" means the Internal Revenue Code of 1986, as amended.

1.6 "Contracts" means all written or oral contracts, agreements, commitments and orders, purchase orders (including but not limited to Customer Contracts), and license agreements of the Business, but does not include any leases, contracts, agreements or arrangement for or in regard to real estate, equipment or leased employees.  Contracts also include all of Autec's rights under any non-competition/restrictive covenant agreements with employees or former employees.

1.7 "Customer Contracts" means all or oral written contracts, agreements, commitments and orders from customers of the Business.

1.8 "Encumbrance" means with respect to the Business or any Purchased Asset, any mortgage, pledge, security interest, lien, claim, charge, encumbrance, option, lease, restriction or restraint on transfer.

1.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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1.10 "Excluded Assets" means the assets of Autec which are not Purchased Assets. The "Excluded Assets" include, without limitation: (i) Autec's books and records, other than the Records, (ii) Autec's contracts, other than the contracts included in the Purchased Assets.

1.11 "Jewelry Business" means the manufacturing, marketing, and repair of jewelry using diamonds and other precious gemstones, such as rubies, sapphires, and emeralds.

1.12 "Knowledge" means actual knowledge or knowledge that could be expected to be obtained after a reasonable investigation.

1.13 "Lease" means (i) any lease, sublease or rental agreement by which Autec leases any tangible property which is used in the Business, or (ii) any lease or rental agreement by which Autec leases or rents any of the Purchased Assets.

1.14 "Litigation" means claims, suits, actions, investigations, proceedings or written claims or demands.

1.15 "Material Adverse Effect" means a materially adverse effect on the Business, Purchased Assets, operations, prospects or condition, financial or otherwise, of Autec taken as a whole, or an effect which could reasonably foreseeably impair (i) the ability of Autec to perform any obligation under this Agreement or (ii) the value of such to Mr. Garrison.

1.16 "Name" means Autec Associates, Inc.

1.17 "Permits" means licenses, qualifications, permits, approvals, franchises and authorizations (federal, state and local) issued to Autec by any governmental agency or individual with respect to the Business.

1.18 "Purchase Price" means the sum of 4,430,000 shares of common stock of Autec to be returned for cancellation by Mr. Garrison and related parties as full consideration for the Business and Purchased Assets plus the amount to be paid pursuant to Sections 2.3.

1.19 "Purchased Assets" means only the following assets of Autec used in the Business as of the Closing Date:

  The wholesale inventory which consists of all of our inventory of goods, merchandise and supplies expect as may be related to the jewelry business;
  Furniture, and fixtures related to the jewelry business;
  Jewelry making equipment;
  Jewelry and other related supplies;
  All Accounts Receivable;
  The Name and all tradenames and trademarks;
  All right, title and interest in and to all all rights, title and interest in and to all contracts related to the assets being acquired;
  All permits;
  All books and records related to the assets acquired including customer lists and purchasing and sales records;
  All other assets associated with our jewelry business;
  Assumption of the leased premises located at 2405 SE Dixie Highway, Stuart, FL 34996; and
  All goodwill relating to the jewelry business.

1.20 "Records" means the customer lists and purchasing and sales records, product records and other similar information with respect to the jewelry business.

1.21 "SEC" means the United States Securities and Exchange Commission.

1.22 "Shareholder Vote" means the affirmative vote of the shareholders of Autec approving this Agreement at the meeting (or any adjustments thereof) referred to in Section 8.1.

1.23 "Taxes" means corporate taxes, franchise taxes, sales taxes, use taxes, real property taxes, personal property taxes, state business taxes, federal, state and local income taxes, FICA taxes and FUTA taxes, other payroll taxes and all related assessments, charges, duties, deficiencies, penalties, interest and fines for which Autec is liable.

1.24 "Wholesale Inventory" means all of Autec's inventory of goods, wares, merchandise and supplies used or intended for use in connection with the Business.

ARTICLE II. PURCHASE AND SALE.

2.1 Purchase and Sale. As of the Closing Date, upon the terms, subject to the conditions, and for the consideration hereinafter set forth, Autec shall sell, convey, assign, transfer and deliver all of the Purchased Assets to Mr. Garrison.

2.2 Allocation of Purchase Price. The purchase price shall be allocated as set forth in Schedule 2.2. The parties hereto covenant and agree with each other that this allocation was arrived at by arm's length negotiation and that none of them will take a position on any income tax return, before any governmental agency charged with the collection of any income tax or in any judicial proceeding that is in any manner inconsistent with the terms of this Section 2.2 without the written consent of the other parties to this Agreement.

2.3 Payment of Purchase Price. Mr. Garrison shall pay Autec the Purchase Price as follows:

(a) The assumption of all debts, liabilities, loans, lines of credit, leases and other obligations outstanding by Autec as of the Closing.

(b) The delivery of 4,430,000 shares of common stock of Autec with fully executed power of attorney's attached to Autec for return to treasury.

2.4 Accounts Receivable & Accounts Payable. Mr. Garrison shall obligated and entitled to all accounts receivable and be liable for all accounts payable directly related to the Jewelry Business.

2.5 Assumption of Liabilities. Mr. Garrison has agreed, and does agree, to assume any liabilities, debts or obligations of Autec whether with respect to the Business, Purchased Assets or otherwise as it relates to the Jewelry Business. Except as otherwise expressly set forth in this Agreement, Mr. Garrison shall be responsible for all expenses, costs, liabilities, claims, debts, obligations, contracts, suits and actions arising out of or pertaining to the Jewelry Business and Purchased Assets prior to the Closing Date.

2.6 No Sale of Excluded Assets. Autec does not hereby sell, convey, assign or transfer to Mr. Garrison any of the Excluded Assets.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF AUTEC.

Autec represents and warrants to Mr. Garrison as of the date of this Agreement and as of the Closing Date the following:

3.1 Power and Authority.

(a) Autec is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power and authority to carry on the Business as it is presently conducted, and to own the Purchased Assets.

(b) The Board of Directors of Autec has duly authorized (by affirmative vote of (i) a majority of its entire number of directors, and (ii) a majority of its disinterested directors), and Autec has taken all necessary action (subject to obtaining the Shareholder Vote, which shall have been obtained prior to the Closing) to authorize, the execution, delivery and performance of this Agreement by Autec and the consummation of the transactions contemplated by this Agreement by Autec. A certificate by the Secretary of Autec certifying the actions by the Board of Directors and the Shareholder Vote approving this Agreement and the consummation of the transactions contemplated by this Agreement shall be delivered at the Closing.

3.2 Execution and Delivery. The execution, delivery and performance of this Agreement by Autec, and the consummation of the transactions contemplated by this Agreement, will not:

(a) violate, result in a breach of any of the terms or conditions of, or constitute a default under, the Articles of Incorporation or By-Laws or similar documents of Autec, or under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Autec is a party, or by which any of the Purchased Assets may be bound or affected, or which would adversely affect the value of the Business and the Purchased Assets or the ability of Autec to transfer good title to and possession of the Purchased Assets to Mr. Garrison; or

(b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Autec.

3.3 Capacity and Authority. Autec has full capacity, power and authority (subject to the Shareholder Vote) to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. The obligations of Autec set forth in this Agreement are legal, valid and binding obligations of Autec enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and except that such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4 Title to and Condition of Properties.

(a) Except as set forth in Schedule 3.4, Autec has good, valid and marketable title to all of the Purchased Assets, free and clear of all Encumbrances. At the Closing Autec shall transfer to Mr. Garrison good, valid and marketable title to the Purchased Assets, free and clear of Encumbrances (other than the security interest of any line of credit or lease, for which Mr. Garrison shall obtain the release of Autec from such bank line of credit or lease on Closing), and take all actions necessary, in the reasonable opinion of Mr. Garrison, to ensure full compliance with this representation and warranty.

(b) The Wholesale Inventory is accurately valued on Autec's financial statements at the lower of cost or market, the cost thereof being determined on a first-in first-out basis. The Wholesale Inventory is delivered on an as is where is basis and no representation as to quality or suitability is represented.

3.5 Taxes. With respect to the Business:

(a) Autec has filed all tax returns that it was required to file, and all such tax returns were true, correct and complete in all material respects.

(b) All deficiencies asserted as a result of any examination of any tax return have been paid in full, accrued on the books of Autec or finally settled, and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency; no tax claims have been or are being asserted or proposed, and to Autec's or Shareholders' Knowledge no proposals or deficiencies for any Taxes are being threatened, and no audit or investigation of any tax return is currently underway, pending or threatened; Autec has not entered into any waivers or agreements for the extension of time for the assessment of any Taxes or deficiencies thereof, nor are there any requests for rulings, nor are there any outstanding subpoenas or requests for information, notices of proposed reassessment of any property owned or leased by Autec or any other matter pending between Autec and any taxing authority.

(c) Autec shall pay, and shall be solely responsible for, all Taxes (foreign, federal, state and local) which have accrued or will accrue by virtue of the consummation of this transaction including by way of example but not limited to any transfer, sales or use tax; no lien for Taxes has attached or will attach to any of the Purchased Assets by reason of the consummation of this transaction or by reason of any activity of Autec either prior to or after the Closing Date.

3.6 Material Events.

(a) Since December 31, 2002, with respect to the Business there has not been any occurrence, event, change in business, financial or accounting practices, damage, destruction or loss, or any other condition or event which has or would have a Material Adverse Effect.

(b) Autec has not since December 31, 2002, with respect to the Business:

(i) mortgaged, pledged or subjected to lien or other encumbrance any of the Purchased Assets that will not be satisfied at the Closing;

(ii) other than in the ordinary course of business, sold or transferred any of the Purchased Assets or cancelled any debt or claims; or

(iii) waived any rights of material value.

3.7 Compliance with Laws. Autec is in compliance with all applicable laws, rules, regulations, ordinances and standards including, but not limited to employment, environmental, age, sex or age discrimination, occupational safety and health and hazardous substances with respect to the Business.

3.8 Permits. Set forth in Schedule 3.7 is a complete and accurate list of all Permits held by or granted to Autec which are in effect as of the date of this Agreement and which are necessary to the conduct of the Business. Autec possesses all Permits applicable to Autec which are necessary for the conduct of the Business or the operation of the Purchased Assets. All such Permits are now, and as of the Closing Date will be, in full force and effect without modification. All such Permits may be, and on the Closing Date will be, effectively transferred or assigned to Mr. Garrison without the consent of any government agency so as to allow Mr. Garrison to operate the Business and use the Purchased Assets in substantially the same manner as such are currently being operated and used by Autec except where such Permits are not assignable or require Mr. Garrison's actions to remain in force. No violation of any such Permit has been recorded and no proceeding which might result in revocation or limitation thereof is pending or, to Autec's threatened.

3.9 Litigation. Except as disclosed in Schedule 3.8:

(a) there is no Litigation pending or, to Autec's Knowledge, threatened against, or affecting, the Purchased Assets or the Business, by any person or entity, including, but not limited to, any administrative agency, arbitrator or governmental body;

(b) there is no outstanding order, writ, injunction or decree of any court, administrative agency, governmental body or arbitration tribunal against or affecting the Purchased Assets or the Business; and

(c) to Autec's Knowledge, there is no existing fact, circumstance or condition which would reasonably be expected to give rise to any Litigation.

3.10 Contracts.

(a) Except as set forth in Schedule 3.9, and other than Contracts which are terminable upon 30 days notice by Autec, Autec is not a party with respect to the Business to any material agreement, loan, credit, lease, sublease, franchise, license, contract, commitment or instrument or subject to any corporate restriction (i) that has, or the performance or violation of which could reasonably be foreseen to have, a Material Adverse Effect; (ii) which has a term in excess of one year; or (iii) involves the payments or financial obligation of $5,000 or more. No contract, agreement, lease, commitment or order is necessary for Mr. Garrison to conduct the Business substantially as it is presently conducted. True and complete copies of all Contracts have been furnished to Mr. Garrison by Autec prior to the Closing.

(b) Except as set forth in Schedule 3.9, each of the Contracts may be assigned to Mr. Garrison pursuant to this Agreement without any breach, default, acceleration or termination thereof, and all of the rights of Autec under the same shall upon assignment to Mr. Garrison pursuant to this Agreement be enforceable by Mr. Garrison after the Closing Date, without the consent or agreement of any other person, except such consents as are hereafter obtained by Autec without any adverse effect upon Mr. Garrison, the Purchased Assets, and/or the Business.

(c) Autec is not in default under any Contract nor has Autec received any notice of default with respect to any Contract. There are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default with respect to any Contract by Autec, or which would cause the acceleration of any obligation of Autec to the same. To Autec's Knowledge, there are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default by a party (other than Autec) to a Contract, or cause the acceleration of any obligation of such other party to a Contract. All Contracts are legally valid and binding and are in full force and effect.

(d) There are no persons holding powers of attorney from Autec with respect to the Business.

(e) No Contract calls for the purchasing by Autec of any goods, products or services at prices substantially in excess of prevailing market prices on the Closing Date or the leasing or sale by Autec of any goods, products or services at prices substantially below prevailing market prices on the Closing Date.

3.11 Customers. Autec shall deliver a true and complete list of all of Autec's customers of the Business as of the Closing Date. Such list shall include the name and address of each customer and the amount of purchases of each customer for the six-month period ending ten days prior to the Closing Date.

3.12 Compliance. Autec is not now and will not prior to Closing become liable to the Pension Benefit Guaranty Corporation or any multi-employer employee pension benefit plan under the provisions under Title IV of ERISA.

3.13 Product Liability. Autec has no liability (and to Autec's Knowledge, there is no threatened future action, suit, proceeding, claim or demand against Autec giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any goods or products sold by Autec in the Business. Autec has not received any written notices, citations or decisions by any governmental body that any goods or products marketed or distributed at any time by Autec in the Business is defective or fails to meet any applicable standards promulgated by any such governmental body. Autec has complied with all laws, rules, regulations and specifications with respect to the design, manufacturing, labeling, testing and inspection of goods or products promulgated by the all US laws and regulations with respect to such goods or products.

3.14 Brokerage and Finder's Fees. Autec has not incurred any liability or obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

3.15 Customers Accounts. Autec does not presently owe any customer or customer account of the Business any sum of money or other consideration whatsoever to secure or retain the patronage of such customer or customer account.

3.16 Transfer of Name; No Infringement. Autec has the right to use the Name and to transfer the right to use the Name to Mr. Garrison in accordance with this Agreement free and clear of any Encumbrances. To Autec's Knowledge, no one is infringing on Autec's use of the Name. Autec has not received any notice that Autec in the operation of the Business is infringing or violating any patent, trademark, trade name, service mark, copyright or other intellectual property right of any third party and, to Autec's Knowledge, there is no basis for any such claim.

3.17 Consents and Approvals. Except for the Shareholder Vote, no consent, approval, waiver, authorization, registration or qualification is required to be obtained by Autec from, and no notice or filing is required to be given by Autec to or made by Autec with, any governmental authority or other third-party in connection with the execution, delivery and performance by Autec of the terms of this Agreement.

3.18 Full Disclosure. No representation or warranty of Autec contained in this Agreement (including any Exhibit or Schedule attached hereto) contains or will knowingly contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in this Agreement not misleading. In purchasing the Purchased Assets, Mr. Garrison is relying upon the truth and accuracy of each of the foregoing representations and warranties, and as stated in this Article III, each of the same constitutes a basic and bargained for consideration for such purchase by Mr. Garrison.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF MR. GARRISON.

Mr. Garrison represents and warrants to Autec as of the date hereof and as of the Closing Date, as follows:

4.1 Execution and Delivery. The execution, delivery and performance of this Agreement by Mr. Garrison, and the consummation of the transactions contemplated by this Agreement contemplated hereby, will not:

(a) violate, result in a breach of any of the terms or conditions of, or constitute a default by Mr. Garrison under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Mr. Garrison is a party, or by which any of the properties or assets of Mr. Garrison may be bound or affected; or

(b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Mr. Garrison.

4.2 Capacity and Authority. Mr. Garrison has full capacity, power and authority to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. Mr. Garrison has taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement. The obligations of Mr. Garrison set forth in this Agreement are legal, valid and binding obligations of Mr. Garrison, enforceable in accordance with their terms.

4.3 Brokerage and Finder's Fees. Mr. Garrison has not incurred any liability or obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

ARTICLE V. ASSUMPTION OF LIABILITIES BY MR. GARRISON; WAIVER OF BULK SALES.

5.1 Assumption of Liabilities. Mr. Garrison agrees to assume responsibility for, all liabilities, commitments or obligations of Autec pertaining to the Business, including, without in any way limiting the generality of the foregoing, (1) any employment responsibilities or obligations of Autec, including but not limited to vacation or sick pay, (2) any obligations and liabilities of Autec under any collective bargaining or labor agreements, (3) any accounts payable, loans or other liabilities or obligations, (4) any claims, suits, actions or Litigation filed prior to the Closing Date, (5) liabilities or obligations to be paid or performed prior to the Closing Date under the Contracts, and/or (6) any product liability, breach of warranty or similar liability. Mr. Garrison shall be solely responsible for all liabilities and obligations and arising out of the operation of the Business or the ownership, lease or use of the Purchased Assets just prior to and after the Closing Date.

5.2 Waiver of Bulk Transfers Law. The parties waive compliance with the provisions of the Bulk Sales Law of any state, and Mr. Garrison warrants and agrees to pay and discharge when due all claims of creditors which could be asserted against Mr. Garrison by reason of such noncompliance. Mr. Garrison agrees to pay at or within 30 days following the Closing all trade payables pertaining to the Business and the Purchased Assets, or according to terms if such terms extend beyond Closing, and all sales, withholding, property and other taxes due to the State of Florida or any other taxing jurisdiction.

ARTICLE VI. CONDITIONS PRECEDENT TO CLOSING BY MR. GARRISON

Subject to waiver by Mr. Garrison, each of the agreements of Mr. Garrison to be performed by it at the Closing shall be subject to the fulfillment of each of the following conditions precedent:

6.1 Representations and Warranties. Each of the representations and warranties of Autec set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

6.2 Agreements. Autec shall have performed and complied with all agreements, undertakings, obligations and covenants which are required to be performed or complied with by it at or prior to the Closing Date.

6.3 Shareholder Vote. The Shareholder Vote shall have occurred.

6.4 Litigation. No notice shall have been received as to Litigation being commenced or threatened against Autec or Mr. Garrison by any governmental authority or any other person or entity with regard to this Agreement or the transactions contemplated by this Agreement.

6.5 Release of Encumbrances. All Encumbrances on any of the Purchased Assets shall have been fully released.

6.6 Satisfaction with Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated by this Agreement, and the form and substance of all legal proceedings and papers, instruments and documents used or delivered herewith or incident to this Agreement shall be reasonably satisfactory to counsel for Mr. Garrison.

6.7 Third-Party Consents and Approvals; Estoppel Certificates. Autec shall have obtained all third-party (including, but not limited to, governmental) consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Permits and Contracts disclosed in Schedules 3.7 and 3.8.

ARTICLE VII. CLOSING.

7.1 Time and Place. The Closing of the transactions contemplated by this Agreement will take place as soon as practical (and no later than 30 days after) the Shareholder Vote has been obtained, at a date, time and place as mutually agreed by the parties.

7.2 Deliveries by Autec. At the Closing, Autec shall deliver to Mr. Garrison:

(a) A Bill of Sale for the Purchased Assets;

(b) A certificate by the Secretary of Autec as set forth in Section 3.1(b) with respect to the authorizations of this Agreement by Autec and its shareholders.

(c) All other certificates, documents of title, bills of sale and other instruments of conveyance and transfer, in form satisfactory to Mr. Garrison and Mr. Garrison's counsel, as Mr. Garrison's counsel shall reasonably deem necessary, to vest in Mr. Garrison good and marketable title to the Purchased Assets and to assign the rights to the name to Mr. Garrison.

7.3 Delivery by Mr. Garrison. At the Closing, Mr. Garrison shall deliver to Autec the amounts set forth in Section 2.

ARTICLE VIII. COVENANTS OF THE PARTIES.

8.1 Meeting of Shareholders; Proxy Statement.

(a) Autec shall take all action necessary in accordance with applicable law and its Articles of Incorporation and By-Laws, including the timely mailing of a proxy statement, to notify its shareholders entitled to vote about adoption of this Agreement and the approval of the transactions contemplated hereby. The vote required to adopt this Agreement and to approve the transactions contemplated hereby (the "Shareholder Vote") shall be and affirmative vote of the holders of a majority of the outstanding common shares of Autec. The Board of Directors of Autec having recommended such adoption and approval by the shareholders, shall not withdraw or modify such recommendation and shall take all lawful action to solicit such adoption and approval. Autec will use its reasonable best efforts to either obtain a written majority resolution approving the transaction or hold a shareholder meeting to obtain the Shareholder Vote as soon as reasonably practicable after the date hereof.

(b) Autec shall file with the SEC as soon as reasonably practicable a proxy statement with respect to the special meeting of the shareholders in connection with the transaction contemplated by this Agreement (the "Proxy Statement"), respond to comments of the staff of the SEC, clear the Proxy Statement with the staff of the SEC and promptly thereafter mail the Proxy Statement to all stockholders of record of Autec. Autec shall comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC thereunder applicable to the Proxy Statement and the solicitation of proxies for such special meeting (including any requirement to amend or supplement the Proxy Statement). The Proxy Statement shall include the recommendation of Autec's Board of Directors in favor of the transaction contemplated by this Agreement.

8.2 Noncompetition Agreement.

(a) During the period of three years after the Closing Date, Autec shall not, directly or indirectly, or as an agent, contractor, consultant, partner, member, shareholder, owner, or otherwise:

(i) Own any interest (other than the ownership of less than 10% of the outstanding stock of a publicly traded company) in, engage in or render any service to, or otherwise participate, whether for compensation or not, in any business or entity that, directly or indirectly, engages or is involved in the business of manufacturing, distributing, repairing or selling jewelry anywhere in North America;

(ii) Advise any other person, firm, corporation or other entity or enterprise to engage in the of manufacturing, distributing, repairing or selling jewelry anywhere in North America;

(iii) Request or advise any customer of Mr. Garrison to terminate or alter its business relationship with Mr. Garrison, or otherwise interfere with the business operations of the Jewelry Business by Mr. Garrison; or

(iv) Induce or attempt to induce or influence any employee of Mr. Garrison to terminate employment with Mr. Garrison.

(b) It is the intent of the parties that the provisions of this Section 8.2 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that the noncompetition restrictions under this Agreement shall be adjudicated to be invalid or unenforceable in any such jurisdiction, the court making such determination shall have the power to limit, construe or reduce the duration, scope, activity and/or area of such provision, and/or delete specific words or phrases to the extent necessary to render such provision enforceable to the maximum reasonable extent permitted by applicable law, such limited form to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.

(c) Autec acknowledges that its adherence to the terms of the covenants set forth in this Section 8.2 is necessary to protect the value of the Purchased Assets and Business to Mr. Garrison, that a continuing breach of such covenants will result in irreparable and continuing damage to the value of the Purchased

Assets and Business, and that money damages would not adequately compensate Mr. Garrison for any such breach and, therefore, that Mr. Garrison would not have an adequate remedy at law. In the event any action or proceeding shall be instituted by Mr. Garrison to enforce any provision of this Section 8.2, Autec shall waive the claim or defenses in such action that (i) money damages are adequate to compensate Mr. Garrison for such breach and (ii) there is an adequate remedy at law available to Mr. Garrison, and shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Mr. Garrison shall have, in addition to any and all remedies at law, the right to an injunction, both temporary and permanent, specific performance and/or other equitable relief to prevent the violation of any obligation under this Section 8.2. The parties agree that the remedies of Mr. Garrison for breach of this Section 8.2 by Autec shall be cumulative, and seeking or obtaining injunctive or other equitable relief shall not preclude the making of a claim for damages or other relief. Autec also agrees that Mr. Garrison shall be entitled to such damages as it can show it has sustained by reason of such breach and shall not be limited in its damages by any provision of, or to the consideration received by Autec pursuant to, this Agreement. In any action brought to enforce the covenants set forth in this Section 8.2, or to recover damages for breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees and other expenses of litigation, together with such other and further relief as may be proper.

(d) This Section 8.2 shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Florida without regard to its conflict of laws principles; the parties intend to and do hereby confer jurisdiction to enforce the provisions of this Section 8.2 upon the courts of the State of Florida.

8.3 Access to Records. Mr. Garrison shall retain the Records for at least six years. Autec or its agents shall have access to the Records, upon reasonable notice and during normal business hours, at Mr. Garrison's Florida office for legitimate business or tax purposes during such six-year period.

8.4 Change of Name. No later than 30 days after the Closing, Autec shall change its name to a name that does not include the word "Autec".

ARTICLE IX. INDEMNIFICATION.

9.1 Survival. All representations, warranties, covenants, obligations and undertakings made or contained in this Agreement shall survive the Closing and shall survive any inspection, investigation or acceptance of possession or delivery of the Purchased Assets made or done at any time by Mr. Garrison.

9.2 Indemnification by Autec. Autec shall indemnify, defend and hold Mr. Garrison harmless from and against any and all loss, liability (including, but not limited to, consequential damages), damage, deficiency, claim or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, agreement, obligation or undertaking of Autec contained in this Agreement; (b) noncompliance with any laws of the State of Florida or other laws for the protection of creditors; (c) the failure of Autec to file any federal, state or local returns in connection with or pay any Taxes due and payable, accrued, incurred or attributable to any event or circumstance occurring or existing or applicable to any period ending on or before the Closing Date; and (d) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other and whether due or to become due of Autec, or arising out of the operations of the Business prior to the Closing Date or Autec's ownership or use of any of the Purchased Assets prior to the Closing Date.

9.3 Indemnification by Mr. Garrison. Mr. Garrison shall indemnify, defend and hold Autec harmless from and against any and all loss, liability (including, but not limited, consequential damages), damage deficiency, clam, or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, obligation or undertaking of Mr. Garrison contained in this Agreement; and (b) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other, and whether due or to become due, of Mr. Garrison, or arising out of the operations of the Business after the Closing Date or Mr. Garrison's ownership or use of any of the Purchased Assets after the Closing Date.

9.4 Limit on Indemnification. No claim for indemnification may be made under this Agreement for other than fraud or a breach of the representations and warranties relating to Taxes as set forth in Section 3.5 unless the party from who indemnification is sought ("Indemnifying Party") is given written notice of such claim within two years after the Closing Date.

9.5 Maximum Aggregate Liability of Autec. Except with respect to fraud and unpaid Taxes, pursuant to the maximum aggregate indemnification liability of Autec pursuant to Section 9.2 shall not exceed the Purchase Price.

9.6 Threshold. No party shall be entitled to indemnification under this Agreement unless the aggregate amount of the damages incurred by it as a result of the incorrectness or breach of the representations and warranties made by the Indemnifying Party exceeds $10,000.

9.7 Notice and Defense of Claims. A party claiming indemnification under this Article VIII (the "Asserting Party") will give prompt written notice (the "Claim Notice") of the nature and basis of the claim to the Indemnifying Party. If the claim for indemnification arises out of a claim, action or proceeding by a third party (a "Third Party Claim"), the Indemnifying Party may elect to assume the defense of the Third Party Claim at its own expense with counsel selected by the Indemnifying Party. If the Indemnifying Party assumes the defense of the Third Party Claim, the Indemnifying Party will not be liable for any fees or expenses of counsel for the Asserting Party incurred in connection with the Third Party Claim. If the Indemnifying Party does not assume the defense of the Third Party Claim, the Asserting Party will have the right to defend and settle the Third Party Claim. The Asserting Party and the Indemnifying Party will cooperate in the defense of any claim, action or proceeding covered by this Section 9.7. The Asserting Party will make available to the Indemnifying Party all records and other materials reasonably required by the Indemnifying Party for use in contesting the Third Party Claim. Where a third party in a Third Party Claim is a significant continuing supplier or customer of the Asserting Party and the conduct of the Third Party Claim may have a material adverse effect on the continued operation of the business of the Asserting Party, the Indemnifying Party shall consult with the Asserting Party in good faith with a view to reducing or eliminating the adverse effect of the conduct of the Third Party Claim.

ARTICLE X. MISCELLANEOUS.

10.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party to this Agreement, but no rights, obligations or liabilities under this Agreement shall be assignable by any party without the prior written consent of the other parties.

10.2 Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other person or entity other than the parties to this Agreement any rights or remedies under or by reason of this Agreement.

10.3 Complete Agreement. Except as expressly set forth in this Agreement or in an instrument in writing signed by the party to be bound thereby which makes specific reference to this Agreement, this Agreement sets forth the entire understanding of the parties concerning the subject matter of this Agreement and supersedes all prior contracts, arrangements, communications, negotiations, discussions, representations and warranties, whether oral or written, between the parties relating to the subject matter of this Agreement.

10.4 Expenses. Each of the parties to this Agreement shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement, and in closing and carrying out the transactions contemplated in this Agreement.

10.5 Amendment. This Agreement may be amended at any time by a writing which refers to this Agreement and is executed by Mr. Garrison and Autec (and the Shareholder if such amendment is applicable to him).

10.6 Further Assurances. Autec shall from time to time after the Closing upon the reasonable request of Mr. Garrison, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to transfer to and to vest in Mr. Garrison all good, valid, marketable and indefeasible right, title and interest of Autec to the Purchased Assets, and to protect the right, title and interest of Mr. Garrison in and to all of the Purchased Assets.

10.7 Taxes. Autec shall pay all sales and use taxes and transfer taxes, if any, applicable to the transactions contemplated by this Agreement.

10.8 Notices. All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally, (b) when transmitted by facsimile, (c) on the third business day after being deposited in the U.S. mail, certified, postage prepaid, return receipt requested, or (d) on the first business day after being sent by a nationally recognized overnight express courier service, to a party addressed as follows:

If to Autec, post closing:

Malcolm Cameron
304-1265 Haro Street
Vancouver, BC V6E 1H5

If to Mr. Garrison, post closing:

Arthur Garrison
2405 SE Dixie Highway
Stuart, FL 34996

Any party may change the name, address and facsimile number to which such communications are to be directed by giving notice to the other party of such change in the manner provided above.

10.9 Severability. Each Article, section, subsection, paragraph and lesser provision of this Agreement constitutes a separate and distinct undertaking and covenant. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be limited by construction in scope and effect to the minimum extent necessary to render the same lawful and if such a limiting construction is not possible, such provision shall be deemed severed from this Agreement, but in any event every other provision of this Agreement shall remain in full force and effect.

10.10 Waivers. The failure of any party to insist in any one or more instances upon performance of any of the provisions of this Agreement or to take advantage of any of its or his rights under this Agreement shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue and remain in full force and effect. No single or partial exercise by any party of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. Waiver by any party of any breach of any provision of this Agreement shall not constitute or be construed as a continuing waiver or as a waiver of any other breach or breach of any other provision of this Agreement.

10.11 Exhibits. The Exhibits and Schedules attached to this Agreement and/or referred to in this agreement are part of this Agreement for all purposes.

10.12 Captions. The captions in this Agreement are intended solely for convenience of reference and shall not be given any effect in the construction, meaning or interpretation of this Agreement.

10.13 Governing Law. Except as provided in Section 8.2, this Agreement shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Florida without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AUTEC ASSOCIATES, INC.

By: /s/ Luther Jeffries
____________________________
Luther Jefferies, Chief Financial Officer

"Autec"

ARTHUR GARRISON

/s/ Arthur Garrison
____________________________
Author Garrison

"Mr. Garrison"

SCHEDULES

NUMBER	MATTER
2.2	Allocation of Purchase Price
3.4	Title to and Condition of Properties
3.7	Permits
3.8	Litigation
3.9	Contracts/Leases
3.10	Customers

EXHIBIT C

OPTION AGREEMENT

ASSIGNMENT/OPTION AGREEMENT

THIS AGREEMENT dated for reference the 12th day of January, 2004.

BETWEEN:

AUTEC ASSOCIATES INC., incorporated under the laws of Florida and having its office at 38 East Osceola Street, Stuart, Florida 34994, hereinafter called "Autec".

PARTY OF THE FIRST PART

AND:

CAPITAL HILL RESOURCES LTD., incorporated under the laws of Alberta and having an office at Suite 304 - 1265 Barclay Street, Vancouver, B.C., Canada, V6E 1H5, hereinafter called "Capital Hill".

PARTY OF THE SECOND PART

WHEREAS:

  Capital Hill owns the rights to certain unpatented mineral claims and surface rights in Arizona which it obtained through an assignment agreement dated August 1, 2003 from Mr. Norman A. Pearson. On that date, Mr. Pearson assigned to Capital Hill 100% of his rights to three agreements, the "January 14, 2003 Hernandez Agreement" (portion of Section 9 only), the "December 14, 2002 Hernandez Agreement" and the "Graham Agreement", together the "Mexican Hat Agreements".
  Under the January 14, 2003 Hernandez Agreement, Mr. Pearson entered into an option agreement Mr. Manuel Hernandez dated January 14, 2003 concerning certain Arizona State leases held by Mr. Hernandez described as follows:

Bureau of Land Management Serial No.	Claim Name/Number	Location of Claim
08-107651	NE & NW Half of Section 9	T.19S - R.15E - Section 9; NENE; NWNW; S2N2; N2SE; approx. 140.0 acres

  (hereinafter called "Hernandez Property 1")

  Under the December 14, 2002 Hernandez Agreement, Mr. Pearson entered into an option agreement Mr. Manuel Hernandez dated December 14, 2002 concerning certain lode claims held by Mr. Hernandez described as follows:

Bureau of Land Management Serial No.	Claim Name/Number	Location of Claim
AMC244828	Victor #1	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC244829	Victor #2	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC244830	Victor #3	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC244831	Victor #4	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ

AMC285770	Victor #5	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285771	Victor #6	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285772	Victor #7	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285773	Victor #8	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285774	Victor #9	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285775	Victor #10	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285776	Victor #11	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285777	Victor #12	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285778	Victor #13	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC285779	Victor #14	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286641	Victor #15	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286642	Victor #16	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286643	Victor #17	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286644	Victor #18	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286645	Victor #19	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286646	Victor #20	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286647	Victor #21	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286648	Victor #22	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286649	Victor #23	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286650	Victor #24	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286651	Victor #25	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286652	Victor #26	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286653	Victor #27	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286654	Victor #28	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286655	Victor #29	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286656	Victor #30	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286657	Victor #31	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ

43

AMC286658	Victor #32	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286659	Victor #33	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286660	Victor #34	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286661	Victor #35	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286662	Victor #36	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286663	Victor #37	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286664	Victor #38	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286665	Victor #39	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC286666	Victor #40	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC295240	Victor #41	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ
AMC295241	Victor #42	SW1/4 of Section 4, Township 19 South, Range 25 East Turquoise Mining District, Cochise County, AZ

(hereinafter called "Hernandez Property 2")

  Under the Graham Agreement, Mr. Pearson entered into an surface lease with an option to purchase with Ms. Kay B. Graham dated July 1, 2003 concerning the surface rights to land owned by Ms. Graham described as follows:

                  Township 19 South, Range 25 East, Section 4; W 1/2and N 1/2NE 1/4 in Cochise County, Arizona

  (hereinafter called "Graham Property" and together with Hernandez Property 1 and Hernandez Property 2, the "Mexican Hat Properties")

  Capital Hill has agreed to assign to Autec 100% of its interest in the Mexican Hat Agreements (note: only the NE & NW Half of Section 9 of January 14, 2003 Hernandez Agreement is included), for the consideration and on terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that the parties hereto, in consideration of the premises and of the respective covenants and agreements on the part of each of them herein contained, do hereby covenant and agree each with the other as follows:

DEFINITIONS

            1.01    For the purposes of this Agreement, the works and phrases set out below shall have the following meanings, namely:

  "Commencement of Commercial Production" means:

(i)	if a mill is located on the Mexican Hat Properties, the last day of a period of 40 consecutive days in which, for not less than 30 days, the mill processed ore from the Mexican Hat Properties at 60% of its rated concentrating capacity; or
(ii)	if a mill is not located on the Mexican Hat Properties, the last day of a period of 30 consecutive days during which ore has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues,

but any period of time during which ore or concentrate is shipped from the Mexican Hat Properties for testing purposes or during which milling operations are undertaken as initial tune-up, shall not be taken into account in determining the date of Commencement of Commercial Production;

  "exploration expenditures" means and includes all outlays, expenses, obligations and liabilities of whatever kind of nature incurred directly or indirectly, in connection with the exploration and development of the Mexican Hat Properties for Minerals including (without limiting the generality of the foregoing) moneys expended or liabilities incurred in:
    maintaining the Mexican Hat Properties in good standing by doing and filing assessment work or paying moneys in lieu thereof;
    doing trenching, sampling, geophysical, geochemical and geological work and surveys, diamond drilling and other drilling, assaying and metallurgical testing;
    drifting and driving audits, tunnels and other underground work; and
    paying wages, salaries and traveling expenses and fringe benefits (whether or not required by law) of all persons engaged in work with respect to or for the benefit of the Mexican Hat Properties.
  "Minerals" means nonviable substances formed by the processes of nature that occur on or under the surface of the ground, irrespective of chemical or physical state, but does not include naturally occurring surface water, agricultural soil, or sand and gravel that belongs to the owner of the surface of the land or timber rights;
  "Option" means the option to acquire:
    100% of Capital Hill's interest in the January 14, 2002 Hernandez Agreement, subject to and upon the terms of this Agreement;
    100% of Capital Hill's interest in the December 14, 2002 Hernandez Agreement, subject to and upon the terms of this Agreement; ;
    100% of Capital Hill's interest in the Graham Agreement subject to and upon the terms of this Agreement, subject to and upon the terms of this Agreement;
  "Option Period" means the period up to the date of the termination of this Agreement;
  "Property Rights" means all licenses, permits, easements, rights of way, certificates and other approvals obtained by either of the parties hereto, either before or after the date of this Agreement, and necessary for the exploration or development of the Mexican Hat Properties for the purposes of placing the Mexican Hat Properties into production or of continuing production therefrom of Minerals, and without limiting the foregoing, shall include the surface rights to the Mexican Hat Properties provided under the Mexican Hat Agreements.
  "Royalty" means the amount of royalty from time to time payable to Capital Hill under this Agreement and as defined in Schedule "B" attached to this Agreement.

ASSIGNMENT OF MEXICAN HAT AGREEMENTS

            2.01    Capital Hill hereby assign to Autec, subject to the terms of this Agreement:

    100% of Capital Hill's interest and obligations in the January 14, 2003 Hernandez Agreement, as it relates to the NE & NW Half of Section 9;
    100% of Capital Hill's interest and obligation in the December 14, 2002 Hernandez Agreement; and
    100% of Capital Hill's interest and obligation in the Graham Agreement;

            2.02    As consideration for the Options, Autec shall:

    pay to Capital Hill twelve million shares;

    enter into a three year management agreement with Capital Hill whereby Autec will pay Capital Hill US$ 144,000 per annum plus costs and benefits such as life and health insurance, bonds, room and board, travel expenses, telephone costs and equipment costs; all necessary work visas; indemnification from any claim or law suit which may be asserted against him when acting in their official capacity provided that said indemnification is not in violation of any federal or state law or rule or regulation of the Securities and Exchange Commission; and options to purchase up to purchase shares of the Common Stock of Autec;
    appoint two nominees of Capital Hill to the Board of Directors of Autec on closing;
    change the name of Autec to "Capital Hill Gold, Inc.";
    assume all obligations under the Mexican Hat Agreements; and
    hold Capital Hill harmless for any endeavour related to the Mexican Hat Agreements and or Mexican Hat Properties.

            2.03    The assignment is subject to:

   Autec having filed all reports that it is required to file with the Securities and Exchange Commission;
   Autec having received majority stockholder approval for this Agreement and related transactions; and
  there being no regulatory or other bar to the transactions completing.

  MAINTENANCE OF THE OPTION IN GOOD STANDING

              3.01    In order to maintain this option Autec will, as required:

    make all annual payments required under the Mexican Hat Agreements;
    incur exploration expenditures of not less than the minimum required to maintain the unpatented mineral claims standing with all regulators;

              3.02    On or before March 31st in each of the year for duration of the Mexican Hat Agreements Autec shall provide Capital Hill with a complete and detailed statement of exploration expenditures and tax payments incurred by it during the applicable year or part thereof.

  OPTION ONLY

              4.01    This is an option only and no payment or accrual of exploration expenditures by Autec under the provisions of paragraph 4.01 shall obligate Autec to make any additional payments or incur any additional exploration expenditures.

  RIGHT OF CAPITAL HILL TO A ROYALTY ON NET SMELTER RETURNS ON HERNANDEZ PROPERTIES

              5.01    Upon the Commencement of Commercial Production, Autec shall pay a 3% Net Smelter Returns payable to Mr. Hernandez on the lode properties and a second production royalty consists of a 6% Net Smelter Returns to Capital Hill on the placer properties forming the Hernandez Properties, on the terms and conditions as set out in this paragraph and in Schedule "I".

              5.02    Installments of the Royalty payable shall be paid by the Autec to Capital Hill immediately upon the receipt by the Autec of the payment from the smelter, refinery or other place of treatment of the proceeds of sale of the minerals, ore, concentrates or other product.

              5.03    Within 120 days after the end of each fiscal year, commencing with the year in which Commencement of Commercial Production occurs, the accounts of the Autec relating to operations on the Property and the statement of operations, which shall include the statement of calculation of Royalty for the year last completed, shall be audited by the auditors of the Autec at its expense. Capital Hill shall have 45 days after receipt of such statements to question the accuracy thereof in writing and, failing such objection, the statements shall be deemed to be correct and unimpeachable thereafter from the Property.

              5.04    If such audited financial statements disclose any overpayment of Royalty by the Autec during the fiscal year, the amount of the overpayment shall be deducted from future installments of Royalty payable.

              5.05    If such audited financial statements disclose any underpayment of Royalty by the Autec during the year, the amount thereof shall be paid to Capital Hill forthwith after determination thereof.

              5.06    The Autec agrees to maintain for each mining operation on the Property, up-to-date and complete records relating to the production and sale of minerals, ore, bullion and other product from the Property, including accounts, records, statements and returns relating to treatment and smelting arrangements of such product, and Capital Hill or its agents shall have the right at all reasonable times, including for a period of 12 months following the expiration or termination of this Agreement, to inspect such records, statements and returns and make copies thereof at its own expense for the purpose of verifying the amount of Royalty payments to be made by the Autec to Capital Hill pursuant hereto. Capital Hill shall have the right to have such accounts audited by independent auditors at its own expense once each fiscal year.

              5.07    The Royalty paid to Capital Hill is in addition to any royalty required to be paid under the Mexican Hat Agreements assigned under this Agreement.

              5.08    Purchase of One-Half of Production Royalty. Autec shall have the right to purchase 3% of the production royalty payable pursuant to this Section upon paying to Capital Hill the sum of $3,000,000.

  RIGHTS OF ENTRY, POSSESSION AND USE OF THE MEXICAN HAT PROPERTIES

              6.01    Throughout the Option Period but subject to Capital Hill's right of inspection, Autec and its employees, agents and contractors, shall have the sole and exclusive right in respect of the Mexican Hat Properties to:

    enter thereon;
    have exclusive and quiet possession thereof;
    do such prospecting, exploration, development and/or other mining work thereon and thereunder;
    bring and erect upon the Mexican Hat Properties such buildings, plant, machinery and equipment as Autec may deem advisable; and
    remove therefrom and dispose of ores, minerals and metals for the purposes of sale of the same.

  RECORDING OF THIS AGREEMENT

              7.01    Upon the request of Autec, Capital Hill will deliver to Autec a recordable Notice and Memorandum of Agreement in order that the Mexican Hat Properties and the interest of Autec therein and thereto shall be subject to and bound by the terms of this agreement. Autec will be entitled to record the said Notice and Memorandum of Agreement, at its own cost, in the appropriate recording office or offices in order to duly record the fact that the interest of Capital Hill in and to the Mexican Hat Properties will be subject to and bound by the terms of this Agreement.

  OBLIGATIONS OF AUTEC DURING OPTION PERIOD

              8.01    During the Option Period, Autec shall:

    deliver, at no cost to Capital Hill, copies of all reports, maps, assay results and other relevant technical data compiled by or in the possession of Autec with respect to the Property Rights;

    maintain in good standing the Mexican Hat Properties by the doing and filing of assessment or representation work or the making of payments in lieu thereof, by the payment of taxes and by the payment of all other moneys and the performance of all other acts and things as may be necessary in that connection and in order to keep the Mexican Hat Properties free and clear of all liens and other charges arising from or out of Autec's activities thereon except such as may be contested in good faith by Autec;
    permit the directors, officers, employees and designated consultants of Capital Hill, at their own risk and expense, access to the Mexican Hat Properties at all reasonable times, and Capital Hill agrees to indemnify Autec against and to save it harmless from all costs, claims, liabilities and expenses that Autec may incur or suffer as a result of any injury (including injury causing death) to any director, officer, employee or designated consultant of Capital Hill while on the Mexican Hat Properties do all work on the Mexican Hat Properties in a good and workmanlike manner and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;
    indemnify and save Capital Hill harmless in respect of any and all costs, expenses, liabilities, claims and demands arising from or out of Autec's activities on the Mexican Hat Properties, provided that Autec shall incur no obligation hereunder in respect of claims arising or damages suffered after termination of the Option if under termination of the Option any workings on or improvements to the Mexican Hat Properties made by Autec are left in a safe condition.

  OBLIGATIONS AFTER TERMINATION OF OPTION (OTHER THAN THROUGH THE EXERCISE OF THE OPTION)

              9.01    If the Option terminates pursuant to the provisions of paragraphs 11.01 or 12.01 then:

    Autec shall deliver, at no cost to Capital Hill, within 30 days after the date of termination, all drill core, copies of all reports, maps, assay results and other relevant technical data compiled by, prepared a the direction of, or in the possession of Autec with respect to the Mexican Hat Properties and the Property Rights and not theretofore furnished to Capital Hill;
    Autec shall leave in good standing for a period of at least 12 months from the termination of the Option those mineral claims comprising the Mexican Hat Properties
    Autec shall indemnify and save Capital Hill harmless from and in respect of any and all costs, expenses, liabilities, claims and demands arising from or out of Autec's activities on or connected with the Mexican Hat Properties of the Property Rights.

              9.02    Notwithstanding the termination of the Option pursuant to paragraphs 11.01 or 12.01, Autec shall have the right, within a period of 180 days following the date of such termination, to remove from the Mexican Hat Properties all buildings, plant equipment, machinery, tools, appliances and supplies which have been brought upon the Mexican Hat Properties by or on behalf of Autec, and any such property not removed within said 180 day period shall thereafter become the property of Capital Hill without the payment of any compensation to Autec therefor.

  NO ENCUMBRANCES AGAINST PROPERTY PRIOR TO EXERCISE OF THIS OPTION

              10.01    Autec shall not be entitled to grant any mortgage, charge or lien of or upon its interest in the Mexican Hat Properties prior to the date of exercise of the Option in its entirety by Autec pursuant to the provisions of the underlying Mexican Hat Agreements. If any lien, charge or encumbrance arising out of the operations of Autec is recorded against the Mexican Hat Properties Autec shall promptly take steps to remove the same at its own expense.

  ABANDONMENT DURING OPTION PERIOD

              11.01    Autec may at any time during the option period elect to abandon the Mexican Hat Properties and the Property Rights given written notice to Capital Hill of its intention to abandon, whereupon the Option, and all of Autec's right, title and interest in and to the Mexican Hat Properties and the Property Rights hereunder, shall terminate absolutely; PROVIDED that as a condition precedent to the right of Autec to give written notice of the abandonment under the terms of this paragraph.

  DEFAULT AND TERMINATION

              12.01    If at any time during the option period, Autec defaults in the observance or performance of any covenant or agreement on its part herein contained, Capital Hill may terminate this Agreement by given written notice of termination to Autec but only if:

    Capital Hill shall have first given to Autec written notice of the particular default on the part of Autec; and
    Autec has not, within 30 days following delivery of such written notice of default, cured such default or commenced to cure such default.

  FORCE MAJEURE

  13.01

    If Autec is, at any time during the option period, prevented from or delayed in complying with any of the provisions of this Agreement by reason of strikes, lockouts, labor shortages, power shortages, fuel shortages, fires, wars, acts of God, civil disturbances, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the reasonable control of Autec, then the time limited for the performance by Autec of its obligations hereunder shall be extended by a period of time equal in length to the period of such prevention or delay.
    Autec shall within 14 days give written notice to Capital Hill of each event of force majeure under subparagraph (a) of this paragraph and, upon cessation of such event, shall furnish Capital Hill with written notice to that effect together with particulars of the number of days by which the time for performing the obligations of Autec hereunder has been extended by virtue of such event of force majeure and all preceding events of force majeure.

  CONFIDENTIAL INFORMATION

              14.01    No information furnished by either party to the other in respect of the activities carried out on the Mexican Hat Properties under this Agreement or related to the sale of product derived from the Mexican Hat Properties shall be published by either party hereto without the prior written consent of the other party hereto, but such consent in respect of the reporting of factual data shall not be unreasonably withheld and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws.

  ARBITRATION

              15.01    All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms hereof.

              15.02    It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior notice of its intention to do so to the other party, together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph (15.03).

              15.03    The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either consent to the appointment of such arbitrator which shall then carry out the arbitration or appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act of British Columbia. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this section. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

              15.04    The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

  NOTICES

              16.01    Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and may be sent by prepaid registered mail, deposited in a post office in Canada, and addressed to the party entitled to receive the same at his address set out on the first page hereof. The date of receipt of such notice, demand or other communication shall be deemed conclusively to be the third day after the same shall have been so mailed except in the case of an interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the address. Personal delivery to an officer or director of one of the parties hereto shall also be an acceptable method of giving such notice, demand or other communication.

              16.02    Either of the parties hereto may at any time and from time to time notify the other party in writing of a change of address and the new address to which a notice shall be given to him thereafter until further change.

  GENERAL

              17.01    This Agreement shall supercede and replace any other agreement or arrangement, whether oral or in writing, heretofore existing between the parties hereto with respect to the subject matter of this Agreement.

              17.02    This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada.

              17.03    No consent or waiver, express or implied, by either party hereto in respect of any breach or default by the other party in the performance by such other party of his obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

              17.04    The parties hereto shall promptly execute, or cause to be executed, all bills of sale, transfers, documents, conveyances and other instruments of further assurance which may be necessary or advisable to fully implement the intent and purpose of this Agreement or to record wherever appropriate the respective interests from time to time of the parties hereto in and to the Mexican Hat Properties.

              17.05    Autec shall have the right to assign the option granted herein and shall provide notice of such assignment if made to Capital Hill.

              17.06    Subject to the provisions of paragraphs 12.01, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

  IN WITNESS WHEREOF the parties hereto have hereunto executed the Agreement as of the day and year first above written.

  AUTEC ASSOCIATE INC.                         )
                                                                           )
                                                                           )
  /s/Luther Jefferies                                         )
  ____________________________        )
  Director

  CAPITAL HILL RESOURCES LTD.        )
                                                                           )
                                                                           )
  /s/Norman Pearson                                       )
  ____________________________        )
  President & Director )

  SCHEDULES

Schedule I	Net Smelter Returns
Schedule II	Assignment Agreement by and between Capital Hill and Norman A. Pearson dated August 1, 2003.
Schedule III	Surface Lease and Option Agreement by and between Kay B. Graham and Norman A Pearson dated July 1, 2003.
Schedule IV	Option Agreement by and between Manuel R. Hernandez and Norman A Pearson dated December 14, 2002.
Schedule V	Option Agreement by and between Manuel R. Hernandez and Norman A Pearson dated January 14, 2003.

  SCHEDULE "I"

  NET SMELTER RETURNS

  Pursuant to the attached Agreement, Capital Hill (herein called the "Royaltyholder") has reserved a royalty interest in the Mineral claims equal to SIX PERCENT (6%) of Net Smelter Returns to Capital Hill on the placer properties forming the Hernandez Properties. In addition, Autec shall pay a THREE PERCENT (3%) Net Smelter Returns payable to Mr. Hernandez on the lode properties. Autec (herein called the "Royaltypayor") shall be entitled to a ONE HUNDRED PERCENT (100%) of Capital Hill's interest in the Mineral claims of Hernandez Property 1 subject to the aforesaid New Smelter Returns royalty. The Net Smelter Returns royalty shall be calculated in accordance with the following:

    DEFINITION

    1.01    "Net Smelter Returns" for purposes of the Agreement are defined as follows:

      where all or a portion of the ores, concentrates or bullion derived from the Mineral claims are sold as ores, concentrates or bullion, the gross amount received from Autec following sale thereof after deduction, if applicable under the sale contract, of all smelter charges, penalties and other deductions, and after deducting all costs of transporting and insuring the ores or concentrates from the mine to the smelter or other place of final delivery; or
      where all or a portion of the ores, concentrates or bullion derived from the Mineral claims are treated in a smelter and a portion of the metals recovered therefrom are delivered to, and sold by the Royaltypayor, the gross amount received from Autec following sale of the metals so delivered, after deduction of all smelter charges, penalties and other deductions, and after deducting all costs of transporting and insuring the ores or concentrates from the mine to the smelter, and, if applicable under the smelter contract, all costs of transporting and insuring the metals from the smelter to the place of final delivery by Autec.

  Where any ores, concentrates or bullion are sold to, or treated in, a smelter owned or controlled by the Royaltypayor, the pricing for that sale or treatment shall be established by the Royaltypayor on an arms-length basis so as to be fairly competitive with pricing, net of transportation, insurance, treatment charges and other related costs, then available on world markets for product of like quantity and quality.
    PAYMENT OF NET SMELTER RETURNS

    2.01    The Royaltypayor shall calculate the Net Smelter Returns and the sums to be disbursed to the Royaltyholder as at the end of each calendar quarter.

    2.02    The Royaltypayor shall, within 60 days of the end of each calendar quarter, as and when any Net Smelter Returns are available for distribution:

    pay or cause to be paid to the Royaltyholder that percentage of the Net Smelter Returns to which the Royaltyholder is entitled under the Agreement;
    deliver to the Royaltyholder a statement indicating:
    the gross amounts received from Autec contemplated in 1.01 of this Schedule "B";
    the deductions therefrom in accordance with 1.01 of this Schedule "B";
    the amount of Net Smelter Returns remaining; and
    the amount of those Net Smelter Returns to which the Royaltyholder is entitled,

  supported by such reasonable information as to the tonnage and grade of ores, concentrates or bullion shipped as will enable the Royaltyholder to verify the gross amount payable by the smelter or other Autec.

    ADJUSTMENTS AND VERIFICATION

    3.01    Payment of any Net Smelter Returns by the Royaltypayor shall not prejudice the right of the Royaltypayor to adjust any statement supporting the payment; provided, however, that all statements presented to the Royaltyholder by the Royaltypayor for any quarter shall conclusively be presumed to be true and correct upon the expiration of 12 months following the end of the quarter to which the statement relates, unless within that 12-month period the Royaltypayor gives notice to the Royaltyholder claiming an adjustment to the statement which shall be reflected in subsequent payment of Net Smelter Returns.

    3.02    The Royaltypayor shall not adjust any statement in favour of itself after the expiration of 12 months following the end of the quarter to which the statement relates.

    3.03    The Royaltyholder shall, upon 30 days' notice in advance to the Royaltypayor, have the right to request that the Royaltypayor have its independent external auditors provide their audit certificate for the statement or adjusted statement, as it may relate to the Agreement and the calculation of Net Smelter Returns.

    3.04    The cost of the audit certificate shall be solely for the Royaltyholder's account unless the audit certificate discloses material error in the calculation of Net Smelter Returns, in which case the Royaltypayor shall reimburse the Royaltyholder the cost of the audit certificate. Without limiting the generality of the foregoing, a discrepancy of one percent or more in the calculation of Net Smelter Returns shall be deemed to be material.

  SCHEDULE II

  ASSIGNMENT AGREEMENT BY AND BETWEEN
  CAPITAL HILL AND NORMAN A. PEARSON DATED AUGUST 1, 2003.

  ASSIGNMENT

  THIS AGREEMENT is dated the 1st day of August 2003.

  BETWEEN:

  NORMAN A. PEARSON & ASSIGNS (hereinafter called "Pearson")

  (or his Assigns)

  OF THE FIRST PART

  AND:

  CAPITAL HILL RESOURCES LTD. (hereinafter called "Capital")

  OF THE SECOND PART

  WHEREAS Pearson & Assigns has entered into a formal Agreement (the "MEXICAN HAT Agreements") to lease certain Properties, and Pearson agrees to transfer to Capital a 100% interest in and to the Mineral and Surface Rights Property as described below.

  THE PROPERTY:

  The Properties contained in the MEXICAN HAT Agreements are the:

  Mexican Hat Lode Property

  42 claims; (approximately 820 acres)
  Section 4: portion of 9
  Township: 19S
  Range: 25E
  County: Cochise
  State: Arizona

  AND

  The Mexican Hat Surface Rights (see Kay Graham Agreement)

  AND

  Remaining Portions of the NE & NW Half of Sections 9

  Property: 1-Lease; (approximately 140 acres)
  Section: portion of 9
  Township: 19S
  Range: 25E
  County: Cochise
  State: Arizona

  The parties have executed this Agreement as of the date as first shown above:

  Norman A. Pearson & Assigns

  /s/ Norman A. Pearson
  ___________________________
  1601 - 6455 Willingdon Avenue
  Burnaby, BC, Canada, V5H 4E4

  June Cameron
  Secretary/Treasurer/Director
  Capital Hill Resources Ltd.

  /s June Cameron
  ___________________________
  304 - 1265 Barclay Street
  Vancouver, B.C. V6E 1H5

  SCHEDULE III

  SURFACE LEASE AND OPTION AGREEMENT BY AND BETWEEN
  KAY B. GRAHAM AND NORMAN A. PEARSON DATED JULY 1, 2003

  SURFACE LEASE WITH OPTION TO PURCHASE

  THIS SURFACE LEASE WITH OPTION TO PURCHASE (the "Lease") is made and entered into effective the 1st day of July, 2003, by and between KAY B. GRAHAM (herein known as "Lessor") and NORMAN PEARSON and ASSIGNS (herein known as "Lessees").

  WITNESSETH:

  For and in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      Rights Granted.

              1.1     Grant of Lease. Lessor hereby grants, demises and leases exclusively unto Lessees those certain surface only rights in and to that certain real property (the "Property") located in Cochise County, Arizona, as more particularly described in Exhibit A attached hereto and by this reference incorporated herein, together with but without limitation the right to use as much of the surface of the Property for the purposes of exploring for, developing, and/or mining all mines, ores, minerals, and mineral deposits of every kind and character whatsoever in, on, upon the surface, or under the Property, the right to enter upon and to use the surface of the Property for the purpose of surveying, exploring for, and defining the extent and quality of all minerals and all mineral deposits in, on, upon the surface, or under the Property, and for developing, mining, stockpiling, milling, processing, leaching, removing, shipping and marketing such minerals and mineral deposits by whatever methods Lessees may deem appropriate, including without limitation surface or solution mining; the right to construct and use tunnels, adits or working now or hereafter connected to or emanating from the surface of the Property as may be reasonably necessary for or incidental to any of the rights or privileges of Lessees hereunder; the right to use all easements and rights-of-way appurtenant to the surface of the Property in such manner as may be reasonably necessary for or incidental to any of the rights or privileges of Lessees hereunder; and all easements and rights-of-way for ingress or egress to and from the surface of the Property to which Lessor may be entitled.

              1.2      Use in Connection With Other Lands. The rights granted to Lessees in this Lease to use the surface of the Property and to construct and use buildings, roads, power and communication lines, tailings ponds, tunnels, adits, workings and other improvements located in, or under the Property, including appurtenances thereto, may be exercised by Lessees in connection with mineral rights in, on, upon the surface of the demised premises, but not those in or under lands in the general vicinity of the Property which are owned by Lessor.

              2.      Term. The term of this Lease shall be for a period of five (5) years from the date hereof. This Lease shall be renewable thereafter by mutual agreement.

              3.      Title.

              3.1     Warranty. Lessor represents that Lessor owns the BLM lease rights in and to the surface of the Property described in Exhibit A free and clear of all liens, claims and encumbrances whatsoever, subject only to the exceptions, if any, set forth in Exhibit A.

              4.      Rentals and Option to Purchase. Lessees shall pay Lessor the following rentals (or the purchase price, if Lessees exercise their option to purchase) for the rights granted to Lessees herein:

              4.1      Annual Rentals. During the terms of this Lease, Lessees shall pay to Lessor the following annual rentals on or before the dates set forth below:

Date of Payment	Annual Rental
Sept 1, 2003 or earlier Upon mutual agreement	$4,800 Alternatively payable at $400 per month starting 9/15/03

              4.2      Option to Purchase. In addition to the rights set forth herein above and provided Lessees are in full compliance with the terms and conditions of this Lease, Lessor grants to Lessees an option to purchase all the land covered by this said agreement and which option must be exercised not later than five (5) years from 7/01/03 or by 6/30/05. The option to purchase may be exercised by Lessees notifying Lessor of their intention to exercise the option and by paying Lessor the sum of Two Hundred Seventy-Two Thousand Four Hundred Dollars ($272,400.00). At the time Lessees tender a check for the purchase price to Lessor, Lessor shall deliver to Lessees an appropriate instrument transferring her Leasehold interest in the Property to Lessees. Thereafter, this agreement shall terminate, and Lessees shall be under no further obligation to Lessor. If for any reason the Lease is terminated, the Option to Purchase is also terminated without further notice to either party.

              4.3      Payments; Where Made. All payments hereunder shall be in lawful money of the United States of America and delivered to Lessor in the manner and at the address for notices stated in Paragraph 11. The date of placing such payment in the regular United States mail by Lessees addressed to such address shall be the date of such payment.

              5.     Conduct of Operations. Lessees shall exercise their rights under this Lease in accordance with the following terms;

              5.1      Compliance with Laws. Lessees agree to do and perform all of their operations in material compliance with all valid and applicable laws, rules and regulations of the United States, the State of Arizona, and any department of political subdivision thereof having jurisdiction in the matter, including without limitation, such laws, rules and regulations pertaining to social security, unemployment compensation, wages and hours, and conditions of labor. Lessees shall indemnify and hold Lessor harmless for payment of any damages occasioned by Lessees' failure to comply with said laws.

              5.2      Insurance. Lessees agree to carry such insurance, covering all persons working on the surface of the Property for Lessees, as will fully comply with the requirements of the laws of Arizona pertaining to Workmen's Compensation and occupational disease and disabilities as are now in force or as may be hereafter amended or enacted. In addition, Lessees agree to carry liability insurance with respect to its operations on the surface of the Property in the amount of $1,000,000.00 and name Lessor as an additional insured.

              5.3      Inspections. Lessor and her authorized agents who are experienced in mining operations shall have the right, exercisable during regular business hours, at a mutually convenient time, and in a reasonable manner conforming to Lessees' safety rules and regulations and so as not to interfere with Lessees' operations, to go on the surface of the Property for the purpose of confirming that Lessees are conducting their operations thereon in the manner required by this Lease.

              5.4      Liens and Encumbrances. Lessees shall keep the title to the surface of the Property free and clear of liens and encumbrances resulting from their operation thereunder, provided that Lessees may refuse to pay any claims asserted against him which he disputes in good faith. At their sole cost and expenses, Lessees shall promptly contest any suit commenced to enforce such a claim, and if the suit is decided against Lessees, shall promptly pay the judgement and shall post any bond and take all other action necessary to prevent any sale of the surface of the Property, or any part thereof.

              5.5     Reclamation.

              5.5.1      By Lessees. Lessees shall reclaim the surface of the Property in compliance with all applicable statutes and regulations and other provisions of this Lease with regard to only Lessees' business activities on the surface of the Property. Such reclamation may be complied with after termination of this Lease, and Lessees shall have access to the surface of the Property after termination of this Lease in order to satisfy such obligations.

              6.      Indemnification of Lessor. Lessees agree to indemnify and hold Lessor harmless from any and all liabilities, claims, penalties, damages, costs or expenses whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, that now exist or may arise in the future on account of or in any way growing out of or connected with (1) injury to or death of third persons or damage to property which is a result of Lessees' negligence or the negligence of Lessees' employees or agents on conducting any operations on the surface of the Property, (2) any condition caused, or use, by Lessees' business activities on the surface of the Property at any time from the effective date of this Lease to the termination date of this Lease, (3) any damage to or contamination of the surface of the Property which is directly attributable to the business activities of Lessees on the surface of the Property, whether upon the decommission or abandonment of facilities or otherwise.

              7.      Default.

              7.1      Termination by Lessor. In the event of a default hereunder on the part of Lessees, Lessor shall give to Lessees written notice specifying in detail the particular default or defaults asserted. Lessees shall have thirty (30) days after the receipt of said notice within which to either cure such specified defaults or to undertake and diligently prosecute such actions as are reasonably deemed necessary to cure the same. In the event of such a cure by Lessees, this Lease shall continue in full force and effect as though no default had occurred. In the event even curative action is not so completed or diligent efforts to cure such defaults are not undertaken within such thirty (30) day period, Lessor may elect to terminate this Lease by giving notice to Lessees as provided in Paragraph 11.

              8.      Termination. Except as modified in Paragraph 2, Lessees shall have the right to terminate, surrender and relinquish this Lease or all or any potion thereof as it may relate to all or any portion of the surface of the Property, at any time by giving written notice to Lessor of such election as provided in Paragraph 11. Such termination shall be effective at the time stated in such notice.

              9.      Surrender of Possession and Removal of Equipment. Upon termination of this Lease as to all or any portion of the surface of the Property, Lessees shall surrender possession of the surface of the Property, subject to the condition that Lessees shall have the right at any time within four (4) months after the surrender or termination of this Lease as to such surface of the Property to remove all Lessees' machinery, supplies, fixtures, buildings and other structures placed on relinquished portion of the surface of the Property by Lessees. Title to such Property not removed within four (4) months shall pass to Lessor, free and clear of any rights, claims or obligations of Lessees. Additionally, Lessees shall surrender to Lessor any wells drilled upon the subject property together with any casing therein and subject only to compliance by the parties with any applicable state or federal laws with respect to such wells, and the costs of which shall be borne by the Lessor.

              10.    Force Majeure.

              10.1      Effect of Occurrence. In the event Lessees are rendered unable, wholly or in part, by force majeure applying to it, to carry on their obligations under this Lease (other than their obligations to make payments of rental due hereunder), it is agreed that such obligations of Lessees, so far as they are affected by such force majeure, shall be suspended during the continuance of any such force majeure, but not for a longer period; that the various periods and terms provided for herein shall be extended for a period equivalent to such period of force majeure. Lessees will promptly notify Lessor of the commencement and termination of any event of force majeure.

              10.2      Definition. The term "force majeure," as used herein, shall mean acts of God, strikes, lockouts or other industrial disturbances, accidents, uncontrollable delays in transportation. Provided, however, that performance shall be resumed within a reasonable period of time after such cause has been removed; and provided further that Lessees shall not be required against their will to adjust any labor dispute or to question the validity of or to refrain from judicially testing the validity of any state or federal order, regulation or law.

              11.     Notices.

              11.1      Method of Delivery. Any notice of delivery of information herein contemplated to be given to Lessees shall be given in writing by personal delivery, or by certified mail, return receipt requested and addressed to:

  Norman Pearson
  1601 - 6455 Willingdon Ave.
  Burnaby, BC V5H 4E4
  Canada

  Or to such other address or addresses as Lessee may from time to time designate in writing pursuant to this Paragraph 11. Any notice or delivery of information herein contemplated to be given to Lessor shall be given in writing by personal delivery, or by certified mail, return receipt requested, and addressed to:

  Kay E. Graham
  P.O. Box 709
  Pearce, AZ 85625

  Or to such other address or addresses as Lessor may from time to time designate in writing pursuant to this Paragraph 11. Payments or monies to Lessor pursuant to Paragraph 4 and 5 shall be by personal delivery or by mail to Lessor at said address.

             11.2      Effectiveness. Except as otherwise provided herein, service of notice of delivery of information shall be effective and complete upon personal delivery or upon the third day after the deposit thereof in the United States mail, certified return receipt requested, and with postage prepaid and addressed as aforesaid.

              12.      Tax Payment. During the term of this Lease, Lessees shall pay when due all general ad valorem taxes and assessments assessed against the unimproved surface of the Property and Lessees' improvements on the surface of the Property, and all other lawful public lands and assessments, whether general, specific or otherwise, assessed and levied upon or against the unimproved surface of the Property and Lessees' improvements on the surface of the Property. Lessees, at their sole cost and expense, shall have the right in good faith to contest any of the above taxes and assessments, but shall not permit or suffer the unimproved surfaces of the Property or any part thereof, to be sold at any time for such taxes or assessments. Lessees shall not be liable for any special assessment for local improvements or benefits which are not attributable to or benefit Lessees' operations on the surface of the property.

                  Lessor will receive all tax or assessment statements, bills or notices issued by any governmental authority concerning the unimproved surface of the property and Lessees' improvements on the surface of the property, and Lessor shall pay before due any such taxes and assessments and shall furnish evidence thereof to Lessees which shall thereupon promptly reimburse Lessor for such payments.

                  Lessor shall cause to be sent to Lessee all tax or assessment statements, bills or notices, issued by any governmental authority concerning the unimproved surface of the Property and Lessees' improvements on the surface of the Property, promptly upon the receipt of the same and prior to a payment due date.

              13.      Further Documents. At Lessor's request, Lessees shall execute and deliver to Lessor a memorandum form of this Lease suitable for recording purposes and any further instruments, agreements, documents, or other papers reasonably required by Lessor to effect the purpose of this Lease.

             14.      Entire Agreement. This Lease sets forth the entire agreement and understanding between the parties, there being no oral agreements, promises or representations which are or may be incidental or supplementary to the provisions hereof. No changing, addition to, or waiver of any of the provisions of this Lease shall be binding upon the parties hereto unless in writing signed by the party, or an authorized representative of the party, to be bound. No waiver by any party of a breach of any of the provisions of this Lease shall be construed as a breach of any of the provisions of this Lease and shall not be construed as a waiver of any subsequent breach, whether of the same or of a different character.

              15.      Inurement. Subject to Paragraph 17, this Lease is, and shall be, binding upon and inure to the benefit of the heirs, representatives, successors and assigns of the parties hereto.

              16.      Governing_Law. This Lease shall be construed and enforced in accordance with the laws of the State of Arizona except insofar as it may become necessary to comply with federal statutes, rules or regulations.

              17.      Assignment. Lessees may assign this Lease for financial purposes with the prior approval of Lessor, said approval shall not be unreasonably withheld.

              18.     Right to Continued Grazing. Lessor currently operating a ranch upon the subject premises and will retain the right to graze the subject premises insofar as such grazing to Lessees under this Lease. Lessees agree to fence and otherwise protect cattle from any hazardous conditions in any area where mining activity occurs and Lessees shall do so at their sole expense.

              19.      Headings. The headings used in this Lease are inserted for convenience only and shall not be considered a part of this Lease or used in its interpretation.

              20.      Recording. At Lessor's option, a summary memorandum if the Lease may be recorded to give record notice of the Lease, describe the term, parties or surface of the Property and include any other information necessary to comply with "notice" requirements under Arizona law.

              21.      Litigation Costs. If suit is instituted to enforce any of the terms of this Lease, the prevailing party shall be entitled to an award of reasonable attorney's fees and all costs of litigation in addition to any other relief awarded to the prevailing party.

  IN WITNESS WHEREOF, the parties have executed this Lease the day and year first written above.

  LESSOR : KAY B. GRAHAM

  /s/ Kay B. Graham

  By: ________________________
         Kay B. Graham

  LESSEES : NORMAN PEARSON & ASSIGNS

  /s/ Norman A. Pearson

  By: ________________________
        Norman Pearson

  STATE OF ARIZONA                               )
                                                                         )         ss
  COUNTY OF COCHISE                             )

  On the _________ of ___________, 2003, personally appeared before me, a Notary Public, Kay B. Graham, who acknowledged that she executed the above Surface Lease with Option to Purchase.

  ___________________________________
  Notary Public

  PROVINCE OF BRITISH COLUMBIA                    )
  City of Vancouver                                                       )
                                                                                         )      ss

  COUNTRY OF CANADA )

  On the _____ day of ___________, 2003, personally appeared before me, the undersigned, a Notary Public, Norman Pearson, who acknowledged that he executed the above Surface Lease with Option to Purchase.

  ____________________________________
  Notary Public

  EXHIBIT "A"

  "The Property"

  Attached to and made a part of Surface Lease with Option to Purchase by and between Kay B. Graham and Norman Pearson and Assigns, dated July 1, 2003.

  Surface interest only:

  Township 19 South, Range 25 East, Section 4; W 1/2and N 1/2NE 1/4 in Cochise County, Arizona. Approximately 453 acres more or less.

  SCHEDULE IV

  OPTION AGREEMENT BY AND BETWEEN
  MANUEL R. HERNANDEZ AND NORMAN A. PEARSON DATED DECEMBER 14, 2002

  MINING PROPERTY LEASE

  (Unpatented Claims)

  between

  MANUEL R. HERNANDEZ

  and

  NORMAN A. PEARSON

  MINING PROPERTY LEASE

  THIS AGREEMENT, effective December 14, 2002, between MANUEL R. HERNANDEZ, hereinafter called the Lessor, and NORMAN A. PEARSON, hereinafter called the Lessee.

  WITNESSETH: That Lessor, in consideration of the royalties to be paid and the covenants, conditions and terms to be observed by the parties hereto, as hereinafter set forth, does convey unto Lessee a lease granting the Lessee the exclusive right and privilege to explore and mine for those certain minerals as defined in Section 1 below that are located upon that certain property described in Exhibit "A" attached hereto and owned or controlled by Lessor.

  By this lease, Lessor conveys unto Lessee the Lessor's right to use so much of the surface of the Mineral Property (which refers solely too the mineral rights on the property) as may be required for all purposes reasonably related to the prospecting, exploration, development and production of minerals produced from the Mineral Property.

  The period of this lease is as established by the terms set herein.

  IN CONSIDERATION of the foregoing, Lessor and Lessee agree to the following covenants, conditions and terms:

  Section 1.             DEFINITIONS. The words, or group of words, listed in this Section shall be defined in this Agreement as follows:

  Calendar Quarter - one of the four consecutive three-month intervals of the calendar year are defined by the months of January through March, April through June, July through September and October through December.

  Day - a calendar day of 24 hours. When a period of days is specified in this Agreement, no exceptions shall be made for Saturdays, Sundays, holidays or any other special days.

  Lessee - the party identified above as the "Lessee", and 1) any other person properly authorized by this party to represent it in the capacity designated in such authorization, 2) the assignee of Lessee's interest in this Agreement and/or 3) the heirs and/or successors of the Lessee.

  Lessor - the party identified above as the "Lessor", and 1) any other person properly authorized by this party to represent it in the capacity designated in such authorization, 2) the assignee of Lessor's interest in this Agreement and/or 3) the heirs and/or successors of the Lessor.

  Mineral Property - the property described above and on Exhibit "A", including all minerals contained therein.

  Minerals - all those minerals except minerals which may have been reserved by the United States, if any.

  Section - a particular or enumerated Section of this Agreement, unless the use of the word unquestionably means otherwise.

  Section 2.             TERM.

  (a)             This Agreement shall continue in force and effect for a term commencing on December 14, 2002, and terminating twenty years thereafter, unless the Agreement is terminated at an earlier date by Lessee's exercise of the right of cancellation or by Lessor's exercise of the provisions for forfeiture.

  (b)             Lessee may extend this Agreement beyond the normal expiration date of December 13, 2022 for subsequent periods of ten years each. The initial and each subsequent extension shall be effected by 1) giving Notice to Lessor by 180 days preceding the expiration date of Lessee's intention to extend and 2) complying with the payment requirements of Section 6(c). No more than two such extensions may be made. Each ten year extension period shall be known as an "extended lease period." All other terms and conditions of this Agreement will apply to each and every extended lease period in the same manner that they applied to the initial term. Any extended lease period shall terminate on December 13th in the tenth year of such extended lease period, unless the Agreement is terminated at an earlier date by Lessee's exercise of the right of cancellation or by Lessor's exercise of the provisions for forfeiture.

  (c)             Lessee may terminate this Agreement at any time in accordance with the provisions of Section 14(b) with a written 90 day notice. Lessee may begin removing any and all equipment from Mineral Property upon date of letter of termination.

  Section 3.         EXCLUSIVE POSSESSION.  Lessee shall have quiet enjoyment and possession of the Mineral Property, and shall be entitled to explore, develop, mine, extract, recover and remove, process, store and ship ores and minerals, subject only to the covenants, conditions and terms of this Agreement. The manner and method of conducting operations on the Mineral Property shall be within the exclusive discretion of the Lessee subject to surface owner rights and/or BLM regulations.

  Section 4.         TITLE.

              (a) Representations and Warranties. Lessor represents and warrants to Lessee that, subject to the paramount title of the United States:

    the Lessor is the legal and beneficial owner (subject to this Agreement) of an undivided 100% interest of the Mineral Property;
    the unpatented mining claims comprising the Mineral Property were properly laid out and monumented;
    all required location and validation work was properly performed;
    location notices and certificates were properly recorded and filed with appropriate governmental agencies;
    all assessment work and/or rental fees required to hold the unpatented mining claims comprising the Mineral Property has been performed through the assessment year ending September 1, 2003;
    all affidavits of assessment work and other filings required to maintain the unpatented mining claims comprising the Mineral Property in good standing have been properly and timely recorded or filed with appropriate governmental agencies;
    the unpatented mining claims comprising the Mineral Property are free and clear of defects, liens and encumbrances arising by, through or under the Lessor;
    There are no pending or threatened actions, suits, claims or proceedings with respect to the Mineral Property, except for those specifically disclosed in Exhibit "A"; and
    Lessor has the full right, power and capacity to enter into this Agreement upon the terms set forth herein.

              Nothing in this Section 4, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

              (b)      Data. If Lessor is in possession or knows the whereabouts of technical data concerning the mineral estate of the Mineral Property, Lessor shall at Lessee's expense furnish copies of such materials to Lessee or notify Lessee of the location of such information.

              (c)      Title Defects, Defense and Protection. If either of the following events should occur:

    in the opinion of counsel retained by Lessee, Lessor's title to any of the Mineral Property is defective or less than as represented herein, or title to any of the Mineral Property is contested or questioned by any persons, entity or governmental agency, and

  65

  If Lessor is unable or unwilling to promptly correct the defects or alleged defects in title, Lessee may attempt, with all reasonable dispatch, to perfect, defend or initiate litigation to protect such title. In that event, Lessor shall take such actions as are reasonably necessary to assist Lessee in its efforts to perfect, defend or protect such title. If title is determined to be less than as represented in this Section 4 by a court of competent jurisdiction, by a panel of arbitrators or by other agreement between parties hereto, then (and only then) the costs and expenses of perfecting, defending or correcting title (including, but without being limited to, the cost of reasonable attorneys' fees and the cost of releasing or satisfying any mortgages, liens and encumbrances), and any consequential damages incurred by Lessee, shall be a credit against payments thereafter to be made to Lessor under the provisions of Section 6 of this Agreement, unless the encumbrance or dispute arose from Lessee's failure to perform obligations hereunder (in which case such costs will be borne by Lessee).

              (d)      Lesser Interest Provisions. If the rights and title granted by this Agreement are determined by a court of competent jurisdiction, by a panel of arbitrators or by other agreement between the parties hereto to be less than represented, Lessee shall have the right and option, without waiving any other rights it may have, to reduce all payments to be made to Lessor under Sections 6(a), 6(b), and 6(c) to the proportion that the interest actually owned by Lessor bears to the interest as represented.

              (e)      Royalty Payments in the Event of Title Litigation. In the event of an adverse claim or dispute of title affecting any of the Lessor's title to the Mineral Property, or to portions thereof, or to the right of Lessor to receive royalties upon production therefrom, and such dispute has been brought before a court of competent jurisdiction over the matter, Lessee shall have the right to make payments which may thereafter become due to Lessor into this court pursuant to interpleader laws and continue making these payments until the dispute is finally resolved. Payment made to the court under these circumstances shall be considered as payments made to satisfy the requirements of this Agreement.

              (f)      General. Nothing herein contained, and no notice or action which may be taken under, this Section 4 shall limit or detract from Lessee's right to terminate this Agreement in the manner hereinafter provided.

  Section 5.             DUTY TO EXPLORE, DEVELOP OR MINE. Except as required to maintain and retain the Mineral Property, it is expressly agreed that the Lessee shall have no duty to explore, develop, mine, extract, recover, process, store, or ship any ores or minerals in or from the Mineral Property.

  Section 6.             PAYMENTS TO LESSOR.

              (a)      Advanced Royalty Payments. Lessee shall pay to Lessor an advance minimum royalty of $4,500, payable quarterly. The obligation to make such payments shall begin December 14, 2002, and shall continue on the 14th days of March, June and September of each year this Agreement is in full force and effect. Subject to the increases in the advance royalty payments for each extension period as provided herein. ($6,000.00 for the first extension and $7,000.00 for the second extension).

  The above amounts are due on or before the due date indicated. These payments shall be credited towards any monies due Lessor under the provisions for payment of a production royalty in this Section 6.

              (b)      Production Royalty. If Lessee mines and markets minerals extracted from the Mineral Property, Lessee shall pay to Lessor a production Royalty of three (3%) percent of the "Net Returns" received by Lessee from the sale or other disposition, in an arms-length transaction, of the mineral extracted. The Lessee shall be credited for all payments made to Lessor under Sections 6(a) and 6(c) and shall be entitled to deduct such payments from production royalty payable under this Section (b). The term "Net Returns" shall mean the total dollar value of the selling price received from the purchaser of the purchaser of the minerals extracted, less:

    charges for treatment in the smelting and refining processes (including handling, processing, interest, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

    actual costs of transportation (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation) of concentrates or other products from the Mineral Property to the place of sale;
    actual sales and brokerage costs on ores, minerals and other products;
    sales, use, ad valorem, severance and any other tax on or measured by mineral production; and
    any royalties payable to any governmental entity.

              (c)      Extended Lease Period Payments. Should Lessee elect to extend this Agreement pursuant to the provisions of Section 2(b), Lessee shall pay to Lessor $24,000.00 annually, payable quarterly, as provided in Section 6(a) hereof for the first extension and $28,000.00 for the second extension. These payments shall be credited towards any monies due Lessor under provisions for payment of a production royalty in this Section 6.

              (d)      Payment of Production Royalty. Production royalty due the Lessor for all minerals extracted shall be due and payable within thirty days after the end of each Calendar Quarter for those minerals marketed and a settlement sheet received by Lessee during the applicable Calendar Quarter. All production royalties shall be accompanied by the settlement sheet or a similar statement showing the basis upon which the payment was computed. Such settlement sheets and statements shall be tendered to Lessor even when not accompanied by an actual payment of production royalty due (because such payment was offset by credits available from payments made under Sections 6(a) and 6(c)).

              (e)      Method of Making Payments. All payments required hereunder may be mailed or delivered to Lessor's address as set forth in Section 20 or to any single agent or depository as Lessor may instruct in writing. Upon making payment to an authorized agent or depository and mailing of the copies of transmittal notice of such payment pursuant to Section 20, Lessee shall be relieved of any responsibility for the distribution of such payment to Lessor. The delivery or the deposit in the mail of any payment on or before the due date thereof shall be deemed to be a timely payment. Payments may be sent by ordinary mail.

              (f)      Fractional Interest. All payments under this Agreement, unless specified otherwise, are based on a grant by Lessor of fully undivided rights and title to the Mineral Property. If Lessor's interest in the Mineral Property is determined to be less than such full interest, all payments made shall be paid in the same proportion thereof as the undivided rights and title actually owned by Lessor bear to the entire undivided rights and title to the Mineral Property. Such determination of Lessor's interest shall be in accord with Section 4(b).

              (g)      Purchase of One-Half of Production Royalty. Lessee shall have the right to purchase one-half of the production royalty payable pursuant to Section 6(d) upon paying to Lessor the sum of $1,500,000.

  Section 7.         OPERATIONS.

              (a)      Authorized Activity. In consideration for the payments expressly provided for in this Agreement, Lessee shall have unrestricted access on, over and through the Mineral Property and the right, without limitation, to conduct the following activities subject to surface property rights.

    To explore, develop, mine, extract, recover, remove, transport and dispose of any and all ores, minerals, water, wastes and other materials from the Mineral Property, and to deposit such materials on or in the Mineral Property, by means of underground or surface mining operations in or on the Mineral Property.
    To carry on general exploration, development, mining, milling, processing, smelting and refining operations on the Mineral Property for the exploration, extraction and recovery of minerals derived from the Mineral Property, including the storage of any tailings, wastes, dumps and other materials resulting from such exploration, extraction and recovery operations.

    To erect, construct, use and maintain on the Mineral Property such roads, buildings, structures, machinery and equipment as Lessee may require for the conduct upon the Mineral Property of exploration, development, mining, milling and related operations.
    To use portions of the Mineral Property that are deemed to be non-mineral in character (because of exhaustion of economic ore reserves or determination through exploration that economic ore reserves are not likely to exist) for the support of mining, mineral processing and all related activity associated with the development and production of minerals drawn from a source other than from the Mineral Property.
    To sell or otherwise dispose of ores and minerals in such forms, at such times and on such terms as Lessee may in its sole discretion determine to be in Lessee's best interests based upon the London Fix on the date of sale.

              (b)      Conduct of Operations. All operations by Lessee on the Mineral Property shall be conducted in a good and workmanlike manner and in compliance with all local, state and federal statutes, rules, regulations and valid administrative orders governing such operations. Lessee shall have discretion over the methods and timing of operations.

  Section 8.         COMMINGLING. Lessee shall have the right to commingle ores and minerals from the Mineral Property with ores and minerals drawn from other properties. Before commingling ores produced from the Mineral Property by underground mining techniques, such ores and minerals drawn from the various properties shall be weighed, and then sampled and assayed by Lessee in accordance with sound mining and metallurgical practice for moisture and mineral content. Records of these weights, samples and assays will be retained by Lessee. When payment is due Lessor under Section 6(b) as a result of the sale or other disposition of such ores and minerals by Lessee, the amount of production royalty shall be determined by prorating the revenue basis upon which royalty is calculated between the various properties according to the quantity of ores and minerals supplied by each property (as calculated from the previously determined weights and assay values).

  Section 9.         LIABILITY AND INDEMNIFICATION.

              (a)      Protection from Liens. Lessee shall pay all expenses incurred by it in its operations on the Mineral Property and shall allow no liens placed upon the Mineral Property arising from any act of Lessee to remain. Any and all such liens will be resolved and removed by Lessee without delay. However, Lessee shall not be required to remove any such lien as long as Lessee is actively contesting in good faith the validity or amount thereof.

              (b)      Indemnification and Insurance. Lessee shall indemnify and hold harmless Lessor from any and all damages, liabilities and expenses incurred by Lessor arising out of the Lessee's use and/or occupation of the Mineral Property that result from the following:

    Claims brought by third parties on account of injury to persons or property.
    Liability of Lessor resulting from Lessee's violation of local, state or federal rules and regulations.
    Activity resulting from the conduct of the Lessee or any of its employees or representatives in the exercise of Lessee's rights pursuant to this Agreement.

  Lessee shall keep in force and effect liability insurance in limits of not less than $1,000,000.00 for personal injury and $100,000.00 for property damage, with Lessor to be set forth in such policy of insurance as an additional named insured.

  Section 10.         TAXES, ASSESSMENT WORK AND FILINGS.

              (a)      Subject to Section 11(d), so long as this Agreement remains in force, Lessee shall do and record annually or in advance sufficient assessment work to maintain the Mineral Property in good standing for each and every mining claim comprising the Mineral Property, and shall make such annual filings and pay such taxes, fees and rents as may be required to keep the Mineral Property in good standing.

              (b)      Lessor will arrange with property taxing entities to send statements for taxes due resulting from Lessee's activity upon the Mineral Property directly to Lessee. Lessee shall pay all such taxes when due and before delinquent. Should Lessee contest any taxes assessed, Lessee's right to so contest will be dependent upon Lessee complying with the procedures of the taxing entity concerning challenges to taxes assessed. If such procedures require that taxes be first paid in full before contesting such tax, Lessee agrees to first pay such tax.

              (c)      In the event of the termination of this Agreement (for any reason), irrespective of any provisions contained above, if any taxes as specified above have accrued but are not then payable, Lessee shall remain responsible for the payment of his portion thereof. Upon termination of this Agreement, property taxes will be apportioned between the parties according to the activity and valuation of the taxable property of each party that is located upon the Mineral Property during the tax year in which termination occurred.

              (d)      If Lessee exercise its right to terminate this Agreement under the provisions of Section 14(b) by March 10th of any year, Lessee shall have no obligation to perform the assessment work for that year or any succeeding year for the mining claims comprising the Mineral Property.

  Section 11.         INSPECTION. Lessor, at its own risk and expense, may:

              (a)      Enter upon the Mineral Property to inspect the same at times and upon notice to Lessee as shall not unreasonably or unnecessarily hinder or interrupt the operations of Lessee; and

              (b)      Inspect the accounts and records of Lessee used in calculating production royalty paid to Lessor hereunder, which right may be exercised at any reasonably time.

  Lessor agrees to treat all information received hereunder as confidential and not to disclose the same without the prior permission of Lessee. However, Lessor may use this information as may be required to resolve any dispute or action concerning this Agreement that is brought before a board of arbitration or court of law.

  Section 12.         DEFAULT AND FORFEITURE.

              (a)      This Agreement shall be conditioned upon the payment of the advance royalty and extended lease period payments at the times specified, the payment of production royalties as provided for, and other conditions specified in this Agreement. Time is of the essence in this Agreement. Upon the failure of Lessee to make any required payments, or to perform or comply with any other substantial provisions(s) and/or condition(s) of this Agreement, the Lessor shall serve a written notice on the Lessee specifying in detail such detail in performance.

  Unless Lessee avails itself of the provision of subsection (b) of this Section, it shall:
    Make such required payments as specified in Sections 6(a) 6(b) and 6(c) within thirty days after receipt of such notice; and/or
    Perform such other required obligation specified in the notice within sixty days after receipt of such notice.

  Should Lessee fail to make such payment(s) or complete such performance within the time allocated, at the option of Lessor and upon written notice to Lessee all of Lessee's rights and interests under this Agreement shall become terminated and forfeited to Lessor (except as hereinafter provided). Lessee shall retain 1) the right to remove its property in accord with the provisions of Section 16 and 2) the obligations for the payments, expenditures and performance enumerated in Section 14(b) as if the termination had been initiated by Lessee.

              (b)      If the default specified in the notice is of such a nature that it reasonably cannot be corrected within the sixty (60) day period, and if the Lessee within thirty days of receipt of such notice begins affirmative corrective action to correct the default, or begins administrative proceedings or litigation against a government agency to challenge alleged violations of applicable law, and hereafter diligently carries such corrective action to completion, this Agreement shall not terminate, nor be terminated, for such default. This extension of time permitted to complete corrective action shall not be applicable to defaults involving a failure to make payments specified in Sections 6(a), 6(b), 6(c) and 6(d). If after the Lessee receives the notice of default, the Lessee in good faith does not agree that it is a default hereunder, the Lessee shall so notify the Lessor and initiate the appropriate action to resolve the dispute within sixty days (thirty days if the default alleges a failure to make payments due) of the date the default notice was sent to Lessee.

  If the final arbitration decision, or final decision of the court in the event of litigation, whichever may be applicable, is that the Lessee is in default, Lessee shall have fifteen days after the decision to pay any defaulted payment or commence correction of any other default. If Lessee shall pay any defaulted payment within this fifteen day period, or commence within this period and thereafter diligently pursue until completion the correction of the default where the default does not involve a payment, this Agreement shall not terminate and shall remain in full force and effect.

              (c)      If a disputed default is resolved in a court of law, and the court should determine that the notice of default was not issued by Lessor in good faith and upon reasonable cause therefor, the court shall award judgement to Lessee against Lessor for costs of litigation expended by Lessee (including reasonable attorney's fees). If the court should determine that Lessee had not disputed in good faith and upon reasonable cause the default alleged in the notice of Lessor, the court shall award Lessor judgement against Lessee for costs of litigation expended by Lessor (including reasonable attorney's fees).

              (d)      During the time that a dispute involving an alleged default is being resolved, Lessee shall be required to make all payments specified in Sections 6(a), 6(b), 6(c) and 6(d) and perform the other required obligations of this Agreement that should come due in order to continue this Agreement in force.

  Section 13.         TERMINATION.

              (a)      Termination by Lessor. Lessor shall have the right to terminate this lease under the provisions of the Section of this Agreement entitled "Default and Forfeiture". Termination will occur upon Lessor giving notice to Lessee that termination has occurred, with the notice to state the reason for termination.

              (b)      Termination by Lessee. Lessee shall have the right to terminate this Agreement at any time by written notice from Lessee to Lessor. Such notice shall be given at least ninety days before the effective date of termination with which property will be removed. From and after that date of termination, all right, title and interest of Lessee to the Mineral Property shall terminate. Lessee thereafter shall not be required to make any additional payments except those payments specified in the following paragraph.

  Lessee shall be required to make the following payments, expenditures and performances of duty after the notice of termination, with such liability for payments, expenditures and performances of duty continuing beyond the termination date as may be necessary:

    Payments to Lessor for all advance royalties and extended lease period payments due under this Agreement while the lease was in force that have not been paid;
    Payments to Lessor for all production royalties due under this Agreement for ores and minerals produced and removed from the property;
    Payments for all obligations effecting Lessor's interests in the Mineral Property that Lessee entered into prior to the effective date of termination of the Agreement;
    All payments and expenditures to complete its obligations under this Agreement and to rehabilitate the Mineral Property in accord with any operations or reclamation plan that Lessee had been bound to by any governmental regulatory agency, or other applicable law, in effect upon the effective date of termination of the Agreement; and
    The delivery of any data and other information due Lessor pursuant to the Section of this Agreement entitled "Data and Reports".

              (c)      Relinquishment of Record. If this Agreement is terminated, forfeited or otherwise expires, Lessee shall provide Lessor with a recordable document sufficient to provide notice that Lessee no longer asserts rights to the Mineral Property under this Agreement.

              (d)      Enforcement Action After Termination. In the event that a party hereto is unable to gain the cooperation of the other party in complying with the terms of this Agreement which survived its termination, the party may institute a suit to enforce any covenant, condition or term that is incumbent upon the other party to perform. The prevailing party in such a suit shall be entitled to receive from the losing party the costs of litigation expended by it (including reasonable attorney's fees). These amounts shall be fixed by the court having jurisdiction in the suit.

  Section 14.         ADDITIONAL AND AFTER-ACQUIRED RIGHTS. If Lessor acquires any right or interest in the Mineral Property, or in the area described to be within the Mineral Property, which right or interest Lessor warrants or purports to lease hereby, such interests and rights shall automatically become part of the Mineral Estate for all purposes of this Agreement.

  Section 15.         REMOVAL OF PROPERTY. Lessee will, within six months after the termination of this Agreement, remove from the Mineral Property all fixtures, personal property and improvements erected or placed on the Mineral Property by it, except mine timbers in place. Lessor shall not be responsible for any such property of Lessee remaining on the Mineral Property. Lessee may post watchmen on the Mineral Property during such period for the limited purpose of guarding Lessee's personal property. Any such property not so removed by Lessee shall become the sole property of the Lessor. Lessee shall remain liable for the expense of the removal of this property. However, Lessor must give notice and documentation to Lessee of the expenses incurred with such notice being given within one year of the date of termination.

  Section 16.         DATA AND REPORTS.

              (a)      Upon the request of Lessee, Lessor shall deliver to Lessee copies of all hydrological, geological, geophysical and engineering data and maps, logs of drill holes, cuttings and cores, gamma and other logging results, assay, sampling and similar data concerning the minerals upon the Mineral Property then in Lessor's possession and control (hereinafter called "data"). Upon any assignment of this lease, Lessee shall transfer all of such data to the assignee. Within sixty days after termination of this Agreement, Lessee shall return to Lessor all such data then in Lessee's possession or control.

              (b)      Upon written request by Lessor made within sixty days after termination of this Agreement, Lessee shall deliver to Lessor copies of all assay results, drill logs and drill hole location maps (excluding interpretations or evaluations thereof) then in Lessee's possession or control which Lessee has obtained as a result of work conducted upon the Mineral Property under this Agreement. Upon any assignment of this lease, Lessee shall transfer all of such results, logs and maps to the assignee. Lessee shall have no liability on account of any such data relied or acted upon by Lessor or any other person.

              (c)      Within sixty days following the end of each calendar year during such time that this Agreement remains in force, the Lessee shall provide the Lessor with a report describing exploration and development of the Mineral Property and test data (excluding any interpretations of such data by Lessee) acquired from such work. Should this Agreement be terminated, such report will be provided to Lessor within sixty days of the effective date of termination.

              (d)      Lessee shall have no liability on account of any data or other information transferred to, and relived upon by, Lessor or any other person under the requirements of this Section.

  Section 17.         FORCE MAJEURE.

              (a)      If Lessee shall be prevented by Force Majeure from timely performance of any acts or obligations hereunder, the failure, if any, shall be excused and the period for the performance shall be extended for a period equal to the duration of Force Majeure. Lessee shall promptly give Lessor notice of commencement and termination of Force Majeure. Lessee shall use reasonable diligence to remove Force Majeure.

  However, nothing herein shall excuse Lessee from paying to Lessor payments due pursuant to Sections 6(a), 6(b), 6(c) and 6(d). The effect of Force Majeure shall be to extend the number of extensions permitted pursuant to Section 2(b), with such number equal to the cumulative time in years, rounded to the next higher year, that Force Majeure has been invoked. Under no circumstances shall Lessee be allowed to invoke Force Majeure, whether singularly or cumulatively, for a period that will increase the number of allowable extensions by more than one year.

              (b)      "Force Majeure" shall be limited to those causes outside of the control of Lessee which result in 1) damage to or destruction of mine or mill plant or facility by fire, explosion or other catastrophic means; 2) flood; 3) civil commotion or insurrection; 4) labor dispute which prevents Lessee from operating his plants; 5) war; and 6) Acts of God.

  Section 18.         ARBITRATION. If a dispute arises as to a default notice (other than a default in any way pertaining to the payment of advance royalties, production royalties, extended lease period payments due Lessor and title matters) issued under the Section of this Agreement entitled "Default and Forfeiture" and the parties hereto are unable to settle such dispute between themselves, then in order to settle such dispute each shall choose a referee, and the two chosen as referees shall choose a third, which three shall make a decision, and their decision shall be binding upon the parties hereto. None of the referees shall be related to either party or have any interest directly or indirectly, personally or otherwise, in the questions decided. Expenses incurred and documented in the exercise of such arbitration proceedings will be borne by the party losing the dispute, and if more than one dispute is brought before the same proceedings such documented expenses incurred will be proportionally borne by the losing parties.

  To initiate the procedures for arbitration, the parties hereto must appoint their respective referee within thirty days of the date that the party who is accused of being in default notifies the other party that the alleged default is in dispute (hereafter "date of dispute"). These two referees must then appoint the third referee within forty-five days of the date of dispute. The three referees must then issue their binding decision within ninety days of the date of dispute. Upon the failure of the parties or referees to abide by this schedule, either party may then initiate action in a court of law to resolve the dispute. Such failure to abide shall not be considered as a breach of contract. Upon commencement of litigation, formal arbitration procedures shall terminate unless both parties should mutually agree to return the dispute to binding arbitration at a future date.

  Costs incurred by a full arbitration panel wherein a decision is not reached, or where both parties are found to be equally at fault or correct, will be borne equally between the parties. Costs incurred by the parties in the selection of referees in the event a full panel of three is never selected will be borne by the individual parties as they may have obligation themselves to pay for such expense.

  The place of arbitration shall be at a location, or locations, selected by the panel of three referees. If this panel is unable to reach a decision on a location, the arbitration proceedings will be held at Tucson, Arizona. The panel of arbitrators shall follow the procedural rules of the American Arbitration Association.

  Disputes arising out of a default notice in any way pertaining to the payment of advance royalties, production royalties or extended lease year payments due Lessor are not required to be arbitrated.

  Section 19.         NOTICES. Except as otherwise provided for in this Agreement, any notice or communication required or permitted hereunder shall be effective when personally delivered to the named party or deposited, postage prepaid, certified or registered, in the mails of Canada or the United States addressed to the addresses as provided for herein. Either party may, by notice to the other given as aforesaid, change its mailing address for future notices.

  If a notice that is required to be sent by certified or registered mail is sent by ordinary mail, and the addressee of the notice acknowledges its receipt by a subsequent reference to the contents of the notice, the addressee shall be disallowed from alleging at a later date that the notice was not delivered because it was not sent by certified or registered mail.

  The mailing addresses of the parties at the time of execution of this Agreement are:

  Lessor:             P.O. Box 61
                            1066 Eastland Road
                            Pearce, Arizona 85625

  Lessee:             1601 - 6455 Willingdon Avenue
                             Burnaby, British Columbia V5H 4E4

  Section 20.         MEMORANDUM OF MINING PROPERTY LEASE. Lessor and Lessee shall execute a "Memorandum of Mining Property Lease" to give notice of this Agreement to third persons. Lessee may record this Memorandum of Mining Property Lease or the full Agreement, and may release copies of the Agreement, or divulge its contents, to any and all persons.

  Section 21.         AMENDMENT. This Agreement may be amended or modified only by the written mutual agreement of the parties.

  Section 22.         COUNTERPARTS. This Agreement may be executed in more than one counterpart, each of which shall be an original and all of which together shall constitute one and the same agreement. This Agreement will be executed in sufficient copies that each of the person named as parties will retain a fully executed "original" copy for their records.

  Section 23.         EFFECT. All covenants, conditions, limitations and provisions herein contained shall run with the Mineral Property and shall bind and inure to the benefit of successors and assigns. The only relationship between the parties to this Agreement is that of Lessor and Lessee. Nothing herein shall be construed to create a partnership, joint enterprise, relationship of master and servant or principal and agent, or the like, between the parties.

  Section 24.         ASSIGNMENT; DESIGNATION OF SOLE REPRESENTATIVE.

              (a)      The rights of either party hereunder may be assigned in whole or in part, and the provisions of this Agreement shall inure to the benefit of and be binding upon the heirs, personal representatives, beneficiaries, successors and assigns. No change or division in the ownership of the Mineral Property, or change or division in the ownership of Lessee's interest in this Agreement, shall be effective on the other party until the first day of the month next succeeding the month in which such person acquiring any interest shall furnish evidence to the other party's satisfaction of such change, transfer or division of ownership.

              (b)      An assignment shall not operate to relieve the assigned interest or the assignor from any liabilities or obligations which accrued prior to such assignment. The Lessee shall be relieved of such liability or obligation 1) only upon the specific written agreement by the assignee accepting such liabilities and obligations and 2) the approval by the Lessor to the transfer of such liabilities and obligations.

              (c)      For the purpose of the original parties to this Agreement, the initial designation of persons to act as the primary representatives shall be those names and addresses specified in Section 20. In the event of an assignment involving the division of ownership or interests, such assignment will not be effective on the other party until the designations required in Section 26(c) are made and delivered.

  Section 25.          APPLICABLE LAW; FORUM FOR LITIGATION. This Agreement shall be construed and interpreted in accordance with, and governed and enforced in all respects by, the laws of the State of Arizona. Should any dispute involving this Agreement be litigated, such litigation will be initiated and tried in the judicial system of the State of Arizona with venue mutually agreed to be that of Cochise County.

  Section 26.          MAINTENANCE AND REPLACEMENT OF MONUMENTS. Lessee shall maintain all corner monuments defining the boundaries of the Mineral Property. Should it be necessary to remove such monuments, witness corners or reference points will be established from which the corners can readily be determined and re-established. All corners shall be remonumented prior to the time that the Agreement is terminated for any reason.

  Section 27.         ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties. There are no other conditions, agreements, representations, warranties or understandings, expressed or implied.

  Section 28.         MISCELLANEOUS PROVISIONS.

              (a)      Titles. The headings or captions used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement. The parties to this Agreement may be referred to as "it" or "they", whether the parties be corporate bodies, partnerships, associations or real persons. The use of the words "Lessor" or "Lessee" in the singular form shall be deemed to be the plural form whenever applicable in this Agreement, and the use of the neuter gender shall mean the masculine or feminine, whenever the construction of this instrument so requires.

              (b)      Unit of Currency. All sums of money referred to in this Agreement are expressed in currency of the United States of America.

  Section 29.         FURTHER ACTIONS. The parties hereto hereby agree to take any and all actions and execute, acknowledge, and deliver any and all documents reasonably necessary to effect the purposes of this Agreement.

  IN WITNESS WHEREOF, this Mining Property Lease has been executed on the date entered next to the signatures affixed below.

  For the Lessor:

  /s/ Manuel R. Hernandez                                         12-17-02
  ___________________________                     ____________________________
  MANUEL R. HERNANDEZ                                     Date

  /s/ Victoria C. Hernandez                                         12-17-02
  ___________________________                     ____________________________
  VICTORIA C. HERNANDEZ                                   Date

  For the Lessee:

  /s/ Norman A. Pearson                                             Dec. 17, 2002
  ___________________________                     ____________________________
  NORMAN A. PEARSON                                         Date

  /s/ Norman A. Pearson

  ACKNOWLEDGEMENTS

  State of Arizona                                                     )
  County of _Cochise___________________  )

  On this date, _12/17/02___, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the written instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Gina Hielckert
  _________________________________________
  Notary Public for _Arizona_________________

                 (Seal)                            Residing at _____________________________

                                                       My Commission Expires on _9/30/05_______

  * * * * * * * *

  State of Arizona                                                     )
  County of _Cochise___________________  )

  On this date, _____________________, before me, a Notary Public, personally appeared VICTORIA C. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Gina Hielckert
  __________________________________________
  Notary Public for _Arizona__________________

  (Seal) Residing at _______________________________

  My Commission Expires on _9/30/05_________

  * * * * * * * *

  State of Arizona                                                     )
  County of _Cochise___________________  )

  On _Dec. 17th_____, 2002, before me, a Notary Public, personally appeared NORMAN A. PEARSON, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Mary F. Hernandez
  __________________________________________
  Notary Public for _Arizona__________________

  (Seal) Residing at _______________________________

  My Commission Expires on _3/13/06_________

  EXHIBIT "A"
Bureau of Land Management Serial No.	Claim Name/Number	Location of Claim
AMC244828	Victor #1	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC244829	Victor #2	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC244830	Victor #3	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC244831	Victor #4	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285770	Victor #5	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285771	Victor #6	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285772	Victor #7	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285773	Victor #8	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285774	Victor #9	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285775	Victor #10	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285776	Victor #11	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285777	Victor #12	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285778	Victor #13	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC285779	Victor #14	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286641	Victor #15	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286642	Victor #16	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona

AMC286643	Victor #17	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286644	Victor #18	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286645	Victor #19	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286646	Victor #20	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286647	Victor #21	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286648	Victor #22	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286649	Victor #23	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286650	Victor #24	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286651	Victor #25	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286652	Victor #26	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286653	Victor #27	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286654	Victor #28	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286655	Victor #29	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286656	Victor #30	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286657	Victor #31	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286658	Victor #32	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286659	Victor #33	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286660	Victor #34	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286661	Victor #35	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona

AMC286662	Victor #36	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286663	Victor #37	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286664	Victor #38	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286665	Victor #39	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC286666	Victor #40	SW1/4 of Section 4, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC295240	Victor #41	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona
AMC295241	Victor #42	NW1/4 of Section 9, Township 19 South, Range 25 East, Turquoise Mining District, Cochise County, Arizona

  SCHEDULE V

  OPTION AGREEMENT BY AND BETWEEN
  MANUEL R. HERNANDEZ AND NORMAN A. PEARSON DATED JANUARY 14, 2003

  MINING PROPERTY LEASE

  (Unpatented Claims)

  between

  MANUEL R. HERNANDEZ

  and

  NORMAN A. PEARSON

  INDEX OF SECTIONS

  MINING PROPERTY LEASE

              THIS AGREEMENT, effective January 14, 2002, between MANUEL R. HERNANDEZ, hereinafter called the Lessor, and NORMAN A. PEARSON, hereinafter called the Lessee.

              WITNESSETH: That Lessor, in consideration of the royalties to be paid and the covenants, conditions and terms to be observed by the parties hereto, as hereinafter set forth, does convey unto Lessee a lease granting the Lessee the exclusive right and privilege to explore and mine for those certain minerals as defined in Section 1 below that are located upon that certain property described in Exhibit "A" attached hereto and owned or controlled by Lessor.

              By this lease, Lessor conveys unto Lessee the right to use so much of the surfact of the Mineral Property (as hereinafter defined) as may be required for all purposes reasonably related to the prospecting, exploration, development, production, refining, processing and marketing of minerals produced from the Mineral Property. Included in this grant is the right to those appurtenances, easements, rights-of-way and water rights incident thereto, if any, that are necessary for the exercise of the rights and privileges granted by this lease and the rights to construct and maintain thereon all works, buildings, plants, waterways, roads, communication lines, reservoirs, tanks, or other structures necessary to the full enjoyment of the lease.

              The period of this lease is as established by the terms set herein.

              IN CONSIDERATION of the foregoing, Lessor and Lessee agree to the following covenants, conditions and terms:

  Section 1.         DEFINITIONS. The words, or group of words, listed in this Section shall be defined in this Agreement as follows:

  Calendar Quarter - one of the four consecutive three-month intervals of the calendar year are defined by the months of January through March, April through June, July through September and October through December.

  Day - a calendar day of 24 hours. When a period of days is specified in this Agreement, no exceptions shall be made for Saturdays, Sundays, holidays or any other special days.

  Lessee - the party identified above as the "Lessee", and 1) any other person properly authorized by this party to represent it in the capacity designated in such authorization, 2) the assignee of Lessee's interest in this Agreement and/or 3) the heirs and/or successors of the Lessee.

  Lessor - the party identified above as the "Lessor", and 1) any other person properly authorized by this party to represent it in the capacity designated in such authorization, 2) the assignee of Lessor's interest in this Agreement and/or 3) the heirs and/or successors of the Lessor.

  Mineral Property - the property described above and on Exhibit "A", including all minerals contained therein and rights appurtenant thereto.

  Minerals - all those minerals except minerals which may have been reserved by the United States, if any.

  Section - a particular or enumerated Section of this Agreement, unless the use of the word unquestionably means otherwise.

  Section 2.         TERM.

              (a)      This Agreement shall continue in force and effect for a term commencing on January 14, 2002, and terminating twenty years thereafter, unless the Agreement is terminated at an earlier date by Lessee's exercise of the right of cancellation or by Lessor's exercise of the provisions for forfeiture.

              (b)      Lessee may extend this Agreement beyond the normal expiration date of January 14, 2022 for subsequent periods of ten years each. The initial and each subsequent extension shall be effected by giving Notice to Lessor by 180 days preceding the expiration date of Lessee's intention to extend. No more than two such extensions may be made. Each ten year extension period shall be known as an "extended lease period." All other terms and conditions of this Agreement will apply to each and every extended lease period in the same manner that they applied to the initial term. Any extended lease period shall terminate on January 14th in the tenth year of such extended lease period, unless the Agreement is terminated at an earlier date by Lessee's exercise of the right of cancellation or by Lessor's exercise of the provisions for forfeiture.

              (c)      Lessee may terminate this Agreement at any time in accordance with the provisions of Section 14(b) with a written 90 day notice. Lessee may begin removing any and all equipment from Mineral Property upon date of letter of termination.

  Section 3.         EXCLUSIVE POSSESSION. Lessee shall have quiet enjoyment and possession of the Mineral Property, and shall be entitled to explore, develop, mine, extract, recover and remove, process, store and ship ores and minerals, subject only to the covenants, conditions and terms of this Agreement. The manner and method of conducting operations on the Mineral Property shall be within the exclusive discretion of the Lessee subject to BLM regulations.

  Section 4.         TITLE.

              (a)      Representations and Warranties. Lessor represents and warrants to Lessee that, subject to the paramount title of the United States:

      the Lessor is the legal and beneficial owner (subject to this Agreement) of an undivided 100% interest of the Mineral Property;
      the unpatented mining claims comprising the Mineral Property were properly laid out and monumented;
      all required location and validation work was properly performed;
      location notices and certificates were properly recorded and filed with appropriate governmental agencies;
      all assessment work and/or rental fees required to hold the unpatented mining claims comprising the Mineral Property has been performed through the assessment year ending September 1, 2003;
      all affidavits of assessment work and other filings required to maintain the unpatented mining claims comprising the Mineral Property in good standing have been properly and timely recorded or filed with appropriate governmental agencies;
      the unpatented mining claims comprising the Mineral Property are free and clear of defects, liens and encumbrances arising by, through or under the Lessor;
      There are no pending or threatened actions, suits, claims or proceedings with respect to the Mineral Property, except for those specifically disclosed in Exhibit "A"; and
      Lessor has the full right, power and capacity to enter into this Agreement upon the terms set forth herein.

              Nothing in this Section 4, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

              (b) Data. If Lessor is in possession or knows the whereabouts of technical data concerning the mineral estate of the Mineral Property, Lessor shall at Lessee's expense furnish copies of such materials to Lessee or notify Lessee of the location of such information.

              (c) Title Defects, Defense and Protection. If either of the following events should occur:

      in the opinion of counsel retained by Lessee, Lessor's title to any of the Mineral Property is defective or less than as represented herein, or title to any of the Mineral Property is contested or questioned by any persons, entity or governmental agency, and if Lessor is unable or unwilling to promptly correct the defects or alleged defects in title, Lessee may attempt, with all reasonable dispatch, to perfect, defend or initiate litigation to protect such title. In that event, Lessor shall take such actions as are reasonably necessary to assist Lessee in its efforts to perfect, defend or protect such title. If title is determined to be less than as represented in this Section 4 by a court of competent jurisdiction, by a panel of arbitrators or by other agreement between parties hereto, then (and only then) the costs and expenses of perfecting, defending or correcting title (including, but without being limited to, the cost of reasonable attorneys' fees and the cost of releasing or satisfying any mortgages, liens and encumbrances), and any consequential damages incurred by Lessee, shall be a credit against payments thereafter to be made to Lessor under the provisions of Section 6 of this Agreement, unless the encumbrance or dispute arose from Lessee's failure to perform obligations hereunder (in which case such costs will be borne by Lessee).

              (d)      Lesser Interest Provisions. If the rights and title granted by this Agreement are determined by a court of competent jurisdiction, by a panel of arbitrators or by other agreement between the parties hereto to be less than represented, Lessee shall have the right and option, without waiving any other rights it may have, to reduce all payments to be made to Lessor under Sections 6(a), 6(b), and 6(c) to the proportion that the interest actually owned by Lessor bears to the interest as represented.

              (e)      Royalty Payments in the Event of Title Litigation. In the event of an adverse claim or dispute of title affecting any of the Lessor's title to the Mineral Property, or to portions thereof, or to the right of Lessor to receive royalties upon production therefrom, and such dispute has been brought before a court of competent jurisdiction over the matter, Lessee shall have the right to make payments which may thereafter become due to Lessor into this court pursuant to interpleader laws and continue making these payments until the dispute is finally resolved. Payment made to the court under these circumstances shall be considered as payments made to satisfy the requirements of this Agreement.

              (f)      General. Nothing herein contained, and no notice or action which may be taken under, this Section 4 shall limit or detract from Lessee's right to terminate this Agreement in the manner hereinafter provided.

  Section 5.         DUTY TO EXPLORE, DEVELOP OR MINE. Except as required to maintain and retain the Mineral Property, it is expressly agreed that the Lessee shall have no duty to explore, develop, mine, extract, recover, process, store, or ship any ores or minerals in or from the Mineral Property.

  Section 6.         PAYMENTS TO LESSOR.

    Production Royalty. If Lessee mines and markets minerals extracted from the Mineral Property, Lessee shall pay to Lessor a production royalty of three (3%) percent of the "Net Returns" received by Lessee from the sale or other disposition, in an arms-length transaction, of the minerals extracted. The term "Net Returns" shall mean the total dollar value of the selling price received from the purchaser of the minerals extracted, less:
    charges for treatment in the smelting and refining processes (including handling, processing, interest, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);
    actual costs of transportation (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation) of concentrates or other products from the Mineral Property to the place of sale;
    actual sales and brokerage costs on ores, minerals and other products;
    sales, use, ad valorem, severance and any other tax on or measured by mineral production; and
    any royalties payable to any governmental entity.

    Payment of Production Royalty. Production royalty due the Lessor for all minerals extracted shall be due and payable within thirty days after the end of each Calendar Quarter for those minerals marketed and a settlement sheet received by Lessee during the applicable Calendar Quarter. All production royalties shall be accompanied by the settlement sheets or a similar statement showing the basis upon which the payment was computed.
    Method of Making Payments. All payments required hereunder may be mailed or delivered to Lessor's address as set forth in Section 20 or to any single agent or depository as Lessor may instruct in writing. Upon making payment to an authorized agent or depository and mailing of the copies of transmittal notice of such payment pursuant to Section 20, Lessee shall be relieved of any responsibility for the distribution of such payment to Lessor. The delivery or the deposit in the mail of any payment on or before the due date thereof shall be deemed to be a timely payment. Payments may be sent by ordinary mail.
    Fractional Interest. All payments under this Agreement, unless specified otherwise, are based on a grant by Lessor of fully undivided rights and title to the Mineral Property. If Lessor's interest in the Mineral Property is determined to be less than such full interest, all payments made shall be paid in the same proportion thereof as the undivided rights and title actually owned by Lessor bear to the entire undivided rights and title to the Mineral Property. Such determination of Lessor's interest shall be in accord with Section 4(b).
    Purchase of One-Half of Production Royalty. Lessee shall have the right to purchase one-half of the production royalty payable pursuant to Section 6(d) upon paying to Lessor the sum of $1,500,000.

  Section 7.         OPERATIONS.

    Authorized Activity. In consideration for the payments expressly provided for in this Agreement, Lessee shall have unrestricted access on, over and through the Mineral Property and the right, without limitation, to conduct the following activities.
    To explore, develop, mine, extract, recover, remove, transport and dispose of any and all ores, minerals, water, wastes and other materials from the Mineral Property, and to deposit such materials on or in the Mineral Property, by means of underground or surface mining operations in or on the Mineral Property.
    To carry on general exploration, development, mining, milling, processing, smelting and refining operations on the Mineral Property for the exploration, extraction and recovery of minerals derived from the Mineral Property, including the storage of any tailings, wastes, dumps and other materials resulting from such exploration, extraction and recovery operations.
    To erect, construct, use and maintain on the Mineral Property such roads, buildings, structures, machinery and equipment as Lessee may require for the conduct upon the Mineral Property of exploration, development, mining, milling and related operations.
    To use portions of the Mineral Property that are deemed to be nonmineral in character (because of exhaustion of economic ore reserves are not likely to exist) for the support of mining, mineral processing and all related activity associated with the development and production of minerals drawn from a source other than from the Mineral Property.
    To sell or otherwise dispose of ores and minerals in such forms, at such times and on such terms as Lessee may in its sole discretion determine to be in Lessee's best interests.
    Conduct of Operations. All operations by Lessee on the Mineral Property shall be conducted in a good and workmanlike manner and in compliance with all local, state and federal statutes, rules, regulations and valid administrative orders governing such operations. Lessee shall have sole discretion over the methods and timing of operations.

  Section 8.         COMMINGLING. Lessee shall have the right to commingle ores and minerals from the Mineral Property with ores and minerals drawn from other properties. Before commingling ores produced from the Mineral Property by underground mining techniques, such ores and minerals drawn from the various properties shall be weighed, and then sampled and assayed by Lessee in accordance with sound mining and metallurgical practice for moisture and mineral content. Records of these weights, samples and assays will be retained by Lessee. When payment is due Lessor under Section 6(b) as a result of the sale or other disposition of such ores and minerals by Lessee, the amount of production royalty shall be determined by prorating the revenue basis upon which royalty is calculated between the various properties according to the quantity of ores and minerals supplied by each property (as calculated from the previously determined weights and assay values).

  Section 9.         LIABILITY AND INDEMNIFICATION.

    Protection from Liens. Lessee shall pay all expenses incurred by it in its operations on the Mineral Property and shall allow no liens placed upon the Mineral Property arising from any act of Lessee to remain. Any and all such liens will be resolved and removed by Lessee without delay. However, Lessee shall not be required to remove any such lien as long as Lessee is actively contesting in good faith the validity or amount thereof.
    Indemnification and Insurance. Lessee shall indemnify and hold harmless Lessor from any and all damages, liabilities and expenses incurred by Lessor arising out of the Lessee's use and/or occupation of the Mineral Property that result from the following:
    Claims brought by third parties on account of injury to persons or property.
    Liability of Lessor resulting from Lessee's violation of local, state or federal rules and regulations.
    Activity resulting from the conduct of the Lessee or any of its employees or representatives in the exercise of Lessee's rights pursuant to this Agreement.

  Lessee shall keep in force and effect liability insurance in limits of not less than $1,000,000.00 for personal injury and $100,000.00 for property damage, with Lessor to be set forth in such policy of insurance as an additional named insured.

  Section 10.         TAXES, ASSESSMENT WORK AND FILINGS.

    Subject to Section 11(d), so long as this Agreement remains in force, Lessee shall do and record annually or in advance sufficient assessment work to maintain the Mineral Property in good standing for each and every mining claim comprising the Mineral Property, and shall make such annual filings and pay such taxes, fees and rents as may be required to keep the Mineral Property in good standing.
    Lessor will arrange with property taxing entities to send statements for taxes due resulting from Lessee's activity upon the Mineral Property directly to Lessee. Lessee shall pay all such taxes when due and before delinquent. Should Lessee contest any taxes assessed, Lessee's right to so contest will be dependent upon Lessee complying with the procedures of the taxing entity concerning challenges to taxes assessed. If such procedures require that taxes be first paid in full before contesting such tax, Lessee agrees to first pay such tax.
    In the event of the termination of this Agreement (for any reason), irrespective of any provisions contained above, if any taxes as specified above have accrued but are not then payable, Lessee shall remain responsible for the payment of his portion thereof. Upon termination of this Agreement, property taxes will be apportioned between the parties according to the activity and valuation of the taxable property of each party that is located upon the Mineral Property during the tax year in which termination occurred.
    If Lessee exercise its right to terminate this Agreement under the provisions of Section 14(b) by March 10th of any year, Lessee shall have no obligation to perform the assessment work for that year or any succeeding year for the mining claims comprising the Mineral Property.

  Section 11.         INSPECTION. Lessor, at its own risk and expense, may:

    Enter upon the Mineral Property to inspect the same at times and upon notice to Lessee as shall not unreasonably or unnecessarily hinder or interrupt the operations of Lessee; and
    Inspect the accounts and records of Lessee used in calculating production royalty paid to Lessor hereunder, which right may be exercised at any reasonably time.

  Lessor agrees to treat all information received hereunder as confidential and not to disclose the same without the prior permission of Lessee. However, Lessor may use this information as may be required to resolve any dispute or action concerning this Agreement that is brought before a board of arbitration or court of law.

  Section 12.         DEFAULT AND FORFEITURE.

    This Agreement shall be conditioned upon the payment of the advance royalty and extended lease period payments at the times specified, the payment of production royalties as provided for, and other conditions specified in this Agreement. Time is of the essence in this Agreement. Upon the failure of Lessee to make any required payments, or to perform or comply with any other substantial provisions(s) and/or condition(s) of this Agreement, the Lessor shall serve a written notice on the Lessee specifying in detail such detail in performance.

  Unless Lessee avails itself of the provision of subsection (b) of this Section, it shall:

    Make such required payments as specified in Sections 6(a) 6(b) and 6(c) within thirty days after receipt of such notice; and/or
    Perform such other required obligation specified in the notice within sixty days after receipt of such notice.

  Should Lessee fail to make such payment(s) or complete such performance within the time allocated, at the option of Lessor and upon written notice to Lessee all of Lessee's rights and interests under this Agreement shall become terminated and forfeited to Lessor (except as hereinafter provided). Lessee shall retain 1) the right to remove its property in accord with the provisions of Section 16 and 2) the obligations for the payments, expenditures and performance enumerated in Section 14(b) as if the termination had been initiated by Lessee.

    If the default specified in the notice is of such a nature that it reasonably cannot be corrected within the sixty (60) day period, and if the Lessee within thirty days of receipt of such notice begins affirmative corrective action to correct the default, or begins administrative proceedings or litigation against a government agency to challenge alleged violations of applicable law, and thereafter diligently carries such corrective action to completion, this Agreement shall not terminate, nor be terminated, for such default. This extension of time permitted to complete corrective action shall not be applicable to defaults involving a failure to make payments specified in Sections 6(a), 6(b), 6(c) and 6(d). If after the Lessee receives the notice of default, the Lessee in good faith does not agree that it is a default hereunder, the Lessee shall so notify the Lessor and initiate the appropriate action to resolve the dispute within sixty days (thirty days if the default alleges a failure to make payments due) of the date the default notice was sent to Lessee.

    If the final arbitration decision, or final decision of the court in the event of litigation, whichever may be applicable, is that the Lessee is in default, Lessee shall have fifteen days after the decision to pay any defaulted payment or commence correction of any other default. If Lessee shall pay any defaulted payment within this fifteen day period, or commence within this period and thereafter diligently pursue until completion the correction of the default where the default does not involve a payment, this Agreement shall not terminate and shall remain in full force and effect.

    If a disputed default is resolved in a court of law, and the court should determine that the notice of default was not issued by Lessor in good faith and upon reasonable cause therefor, the court shall award judgement to Lessee against Lessor for costs of litigation expended by Lessee (including reasonable attorney's fees). If the court should determine that Lessee had not disputed in good faith and upon reasonable cause the default alleged in the notice of Lessor, the court shall award Lessor judgement against Lessee for costs of litigation expended by Lessor (including reasonable attorney's fees).

    During the time that a dispute involving an alleged default is being resolved, Lessee shall be required to make all payments specified in Sections 6(a), 6(b), 6(c) and 6(d) and perform the other required obligations of this Agreement that should come due in order to continue this Agreement in force.

  Section 13.         TERMINATION.

    Termination by Lessor. Lessor shall have the right to terminate this lease under the provisions of the Section of this Agreement entitled "Default and Forfeiture". Termination will occur upon Lessor giving notice to Lessee that termination has occurred, with the notice to state the reason for termination.
    Termination by Lessee. Lessee shall have the right to terminate this Agreement at any time by written notice from Lessee to Lessor. Such notice shall be given at least ninety days before the effective date of termination. From and after that date of termination, all right, title and interest of Lessee to the Mineral Property shall terminate. Lessee thereafter shall not be required to make any additional payments except those payments specified in the following paragraph.

              Lessee shall be required to make the following payments, expenditures and performances of duty after the notice of termination, with such liability for payments, expenditures and performances of duty continuing beyond the termination date as may be necessary:

      Payments to Lessor for all advance royalties and extended lease period payments due under this Agreement while the lease was in force that have not been paid;
      Payments to Lessor for all production royalties due under this Agreement for ores and minerals produced and removed from the property;
      Payments for all obligations effecting Lessor's interests in the Mineral Property that Lessee entered into prior to the effective date of termination of the Agreement;
      All payments and expenditures to complete its obligations under this Agreement and to rehabilitate the Mineral Property in accord with any operations or reclamation plan that Lessee had been bound to by any governmental regulatory agency, or other applicable law, in effect upon the effective date of termination of the Agreement; and
      The delivery of any data and other information due Lessor pursuant to the Section of this Agreement entitled "Data and Reports".
    Relinquishment of Record. If this Agreement is terminated, forfeited or otherwise expires, Lessee shall provide Lessor with a recordable document sufficient to provide notice that Lessee no longer asserts rights to the Mineral Property under this Agreement.
    Enforcement Action After Termination. In the event that a party hereto is unable to gain the cooperation of the other party in complying with the terms of this Agreement which survived its termination, the party may institute a suit to enforce any covenant, condition or term that is incumbent upon the other party to perform. The prevailing party in such a suit shall be entitled to receive from the losing party the costs of litigation expended by it (including reasonable attorney's fees). These amounts shall be fixed by the court having jurisdiction in the suit.

  Section 14.         ADDITIONAL AND AFTER-ACQUIRED RIGHTS. If Lessor acquires any right or interest in the Mineral Property, or in the area described to be within the Mineral Property, which right or interest Lessor warrants or purports to lease hereby, such interests and rights shall automatically become part of the Mineral Property for all purposes of this Agreement.

  Section 15.         REMOVAL OF PROPERTY. Lessee will, within six months after the termination of this Agreement, remove from the Mineral Property all fixtures, personal property and improvements erected or placed on the Mineral Property by it, except mine timbers in place. Lessor shall not be responsible for any such property of Lessee remaining on the Mineral Property. Lessee may post watchmen on the Mineral Property during such period for the limited purpose of guarding Lessee's personal property. Any such property not so removed be Lessee shall become the sole property of the Lessor. Lessee shall remain liable for the expense of the removal of this property. However, Lessor must give notice and documentation to Lessee of the expenses incurred with such notice being given within one year of the date of termination.

  Section 16.         DATA AND REPORTS.

    Upon the request of Lessee, Lessor shall deliver to Lessee copies of all hydrological, geological, geophysical and engineering data and maps, logs of drill holes, cuttings and cores, gamma and other logging results, assay, sampling and similar data concerning the minerals upon the Mineral Property then in Lessor's possession and control (hereinafter called "data"). Upon any assignment of this lease, Lessee shall transfer all of such data to the assignee. Within sixty days after termination of this Agreement, Lessee shall return to Lessor all such data then in Lessee's possession or control.
    Upon written request by Lessor made within sixty days after termination of this Agreement, Lessee shall deliver to Lessor copies of all assay results, drill logs and drill hole location maps (excluding interpretations or evaluations thereof) then in Lessee's possession or control which Lessee has obtained as a result of work conducted upon the Mineral Property under this Agreement. Upon any assignment of this lease, Lessee shall transfer all of such results, logs and maps to the assignee. Lessee shall have no liability on account of any such data relied or acted upon by Lessor or any other person.
    Within sixty days following the end of each calendar year during such time that this Agreement remains in force, the Lessee shall provide the Lessor with a report describing exploration and development of the Mineral Property and test data (excluding any interpretations of such data by Lessee) acquired from such work. Should this Agreement be terminated, such report will be provided to Lessor within sixty days of the effective date of termination.
    Lessee shall have no liability on account of any data or other information transferred to, and relived upon by, Lessor or any other person under the requirements of this Section.

  Section 17.         FORCE MAJEURE.

              (a)      If Lessee shall be prevented by Force Majeure from timely performance of any acts or obligations hereunder, the failure, if any, shall be excused and the period for the performance shall be extended for a period equal to the duration of Force Majeure. Lessee shall promptly give Lessor notice of commencement and termination of Force Majeure. Lessee shall use reasonable diligence to remove Force Majeure.

  However, nothing herein shall excuse Lessee form paying to Lessor payments due pursuant to Sections 6(a), 6(b), 6(c) and 6(d). The effect of Force Majeure shall be to extend the number of extensions permitted pursuant to Section 2(b), with such number equal to the cumulative time in years, rounded to the next higher year, that Force Majeure has been invoked. Under no circumstances shall Lessee be allowed to invoke Force Majeure, whether singularly or cumulatively, for a period that will increase the number of allowable extensions by more than one year.

              (b)      "Force Majeure" shall be limited to those causes outside of the control of Lessee which result in 1) damage to or destruction of mine or mill plant or facility by fire, explosion or other catastrophic means; 2) flood; 3) civil commotion or insurrection; 4) labor dispute which prevents Lessee from operating his plants; 5) war; and 6) Acts of God.

  Section 18.         ARBITRATION. If a dispute arises as to a default notice (other than a default in any way pertaining to the payment of advance royalties, production royalties, extended lease period payments due Lessor and title matters) issued under the Section of this Agreement entitled "Default and Forfeiture" and the parties hereto are unable to settle such dispute between themselves, then in order to settle such dispute each shall choose a referee, and the two chosen as referees shall choose a third, which three shall make a decision, and their decision shall be binding upon the parties hereto. None of the referees shall be related to either party or have any interest directly or indirectly, personally or otherwise, in the questions decided. Expenses incurred and documented in the exercise of such arbitration proceedings will be borne by the party losing the dispute, and if more than one dispute is brought before the same proceedings such documented expenses incurred will be proportionally borne by the losing parties.

  To initiate the procedures for arbitration, the parties hereto must appoint their respective referee within thirty days of the date that the party who is accused of being in default notifies the other party that the alleged default is in dispute (hereafter "date of dispute"). These two referees must then appoint the third referee within forty-five days of the date of dispute. The three referees must then issue their binding decision within ninety days of the date of dispute. Upon the failure of the parties or referees to abide by this schedule, either either party may then initiate action in a court of law to resolve the dispute. Such failure to abide shall not be considered as a breach of contract. Upon commencement of litigation, formal arbitration procedures shall terminate unless both parties should mutually agree to return the dispute to binding arbitration at a future date.

              Costs incurred by a full arbitration panel wherein a decision is not reached, or where both parties are found to be equally at fault or correct, will be borne equally between the parties. Costs incurred by the parties in the selection of referees in the event a full panel of three is never selected will be borne by the individual parties as they may have obligation themselves to pay for such expense.

              The place of arbitration shall be at a location, or locations, selected by the panel of three referees. If this panel is unable to reach a decision on a location, the arbitration proceedings will be held at Tucson, Arizona. The panel of arbitrators shall follow the procedural rules of the American Arbitration Association.

              Disputes arising out of a default notice in any way pertaining to the payment of advance royalties, production royalties or extended lease year payments due Lessor are not required to be arbitrated.

  Section 19.         NOTICES. Except as otherwise provided for in this Agreement, any notice or communication required or permitted hereunder shall be effective when personally delivered to the named party or deposited, postage prepaid, certified or registered, in the mails of Canada or the United States addressed to the addresses as provided for herein. Either party may, by notice to the other given as aforesaid, change its mailing address for future notices.

              If a notice that is required to be sent by certified or registered mail is sent by ordinary mail, and the addressee of the notice acknowledges its receipt by a subsequent reference to the contents of the notice, the addressee shall be disallowed from alleging at a later date that the notice was not delivered because it was not sent by certified or registered mail.

              The mailing addresses of the parties at the time of execution of this Agreement are:

  Lessor:           P.O. Box 61
                          1066 Eastland Road
                          Pearce, Arizona 85625

  Lessee:          1601 - 6455 Willingdon Avenue
                          Burnaby, British Columbia V5H 4E4

  Section 20.         MEMORANDUM OF MINING PROPERTY LEASE. Lease and Lessee shall execute a "Memorandum of Mining Property Lease" to give notice of this Agreement to third persons. Lessee may record this Memorandum of Mining Property Lease or the full Agreement, and may release copies of the Agreement, or divulge its contents, to any and all persons.

  Section 21.         AMENDMENT. This Agreement may be amended or modified only by the written mutual agreement of the parties.

  Section 22.         COUNTERPARTS. This Agreement may be executed in more than one counterpart, each of which shall be an original and all of which together shall constitute one and the same agreement. This Agreement will be executed in sufficient copies that each of the person named as parties will retain a fully executed "original" copy for their records.

  Section 23.         EFFECT. All covenants, conditions, limitations and provisions herein contained shall run with the Mineral Property and shall bind and inure to the benefit of successors and assigns. The only relationship between the parties to this Agreement is that of Lessor and Lessee. Nothing herein shall be construed to create a partnership, joint enterprise, relationship of master and servant or principal and agent, or the like, between the parties.

  Section 24.         ASSIGNMENT; DESIGNATION OF SOLE REPRESENTATIVE.

    The rights of either party hereunder may be assigned in whole or in part, and the provisions of this Agreement shall inure to the benefit of and be binding upon the heirs, personal representatives, beneficiaries, successors and assigns. No change or division in the ownership of the Mineral Property, or change or division in the ownership of Lessee's interest in this Agreement, shall be effective on the other party until the first day of the month next succeeding the month in which such person acquiring any interest shall furnish evidence to the other party's satisfaction of such change, transfer or division of ownership.

    An assignment shall not operate to relieve the assigned interest or the assignor from any liabilities or obligations which accrued prior to such assignment. The Lessee shall be relieved of such liability or obligation 1) only upon the specific written agreement by the assignee accepting such liabilities and obligations and 2) the approval by the Lessor to the transfer of such liabilities and obligations.
    For the purpose of the original parties to this Agreement, the initial designation of persons to act as the primary representatives shall be those names and addresses specified in Section 20. In the event of an assignment involving the division of ownership or interests, such assignment will not be effective on the other party until the designations required in Section 26(c) are made and delivered.

  Section 25.         APPLICABLE LAW; FORUM FOR LITIGATION. This Agreement shall be construed and interpreted in accordance with, and governed and enforced in all respects by, the laws of the State of Arizona. Should any dispute involving this Agreement be litigated, such litigation will be initiated and tried in the judicial system of the State of Arizona with venue mutually agreed to be that of Cochise County.

  Section 26.         MAINTENANCE AND REPLACEMENT OF MONUMENTS. Lessee shall maintain all corner monuments defining the boundaries of the Mineral Property. Should it be necessary to remove such monuments, witness corners or reference points will be established from which the corners can readily be determined and re-established. All corners shall be remonumented prior to the time that the Agreement is terminated for any reason.

  Section 27.         ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties. There are no other conditions, agreements, representations, warranties or understandings, express or implied.

  Section 28.         MISCELLANEOUS PROVISIONS.

    Titles. The headings or captions used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement. The parties to this Agreement may be referred to as "it" or "they", whether the parties be corporate bodies, partnerships, associations or real persons. The use of the words "Lessor" or "Lessee" in the singular form shall be deemed to be the plural form whenever applicable in this Agreement, and the use of the neuter gender shall mean the masculine or feminine, whenever the construction of this instrument so requires.
    Unit of Currency. All sums of money referred to in this Agreement are expressed in currency of the United States of America.

  Section 31.         FURTHER ACTIONS. The parties hereto hereby agree to take any and all actions and execute, acknowledge, and deliver any and all documents reasonably necessary to effect the purposes of this Agreement.

  IN WITNESS WHEREOF, this Mining Property Lease has been executed on the date entered next to the signatures affixed below.

  For the Lessor:

  /s/ Manuel R. Hernandez                                         1-28-2003
  ___________________________                     ____________________________
  MANUEL R. HERNANDEZ                                     Date

  /s/ Victoria C. Hernandez                                         1-28-2003
  ___________________________                     ____________________________
  VICTORIA C. HERNANDEZ                                     Date

  For the Lessee:

  /s/ Norman A. Pearson                                         Jan. 28, 2003
  ___________________________                 ____________________________
  NORMAN A. PEARSON                                     Date

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the written instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * *

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * *

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * *

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * * *

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * *

  ACKNOWLEDGEMENTS

  State of Arizona                                     )
  County of _Pima______________   )

  On this date, _January 28th, 2003_, before me, a Notary Public, personally appeared MANUEL R. HERNANDEZ, known or identified to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last written above.

  /s/ Steven M. Sedor
  _________________________________________
  Notary Public for __Arizona__________________

  (Seal)                 Residing at _Pima County____________________

                                          My Commission Expires on _Feb. 10, 2006______

  * * * * * * * * *

  EXHIBIT "A"
Bureau of Land Management Serial No.	Claim Name/Number	Location of Claim
08-107651	Section 9	T.19S - R.15E - Section 9; NENE; NWNW; S2N2; N2SE; 480.0 acres
08-107651	Section 16	T.19S - R.15E - Section 16; Section 16; Lots 1-4,6,7; N2; NESE; 482.66 acres

  EXHIBIT D

  DISSENTER'S RIGHTS

  607.1301 DISSENTER'S RIGHTS; DEFINITIONS. The following definitions apply to sec. sec. 607.1302 and 607.1320:
(1)	"Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2)	"Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3)	"Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to sec. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

  607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.

(1)	Any shareholder has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:
	(a)	Consummation of a plan of merger to which the corporation is a party:
		1.	If the shareholder is entitled to vote on the merger, or
2.	If the corporation is a subsidiary that is merged with its parent under sec. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of sec. 607.1104;

(b)	Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to sec. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

	(c)	As provided in sec. 607.0902(11), the approval of a control-share acquisition;
	(d)	Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
	(e)	Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
		1.	Altering or abolishing any preemptive rights attached to any of his or her shares;
2.	Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.	Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.	Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

		5.	Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;
		6.	Reducing the stated dividend preference of any of the shareholder's preferred shares; or
		7.	Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or
	(f)	Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.
(2)	A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.
(3)	A shareholder may dissent as to less than all the shares registered in his or her name. In that event, his rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4)	Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5)	A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

  607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.
(1)	(a)	If a proposed corporate action creating dissenters' rights under sec. 607.1320 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of sec.sec. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:
		1.	Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and
		2.	Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
	(b)	If proposed corporate action creating dissenters' rights under sec. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of sec.sec. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2)	Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3)	Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4)	Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have been completed, in lieu thereof, at the expired or any such dividend or distribution other than in case election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)	Such demand is withdrawn as provided in this section;
(b)	The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
(c)	No demand or petition for the determination of fair value by a court had been made or filed within the time provided by this section; or
(d)	A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
(5)	Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a)	A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
(b)	A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6)	If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7)	If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the country in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8)	The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
(9)	The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10)	Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation

  EXHIBIT E

  CAPITAL HILL GOLD, INC.

  2004 STOCK OPTION PLAN

  1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of Arizona Gold's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

  2. Definitions. As used in this Stock Plan, the following definitions will apply:

  (a) "Administrator" means the Board or any of its Committees as will be administering the Plan under Section 4 of the Plan.

  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

  (c) "Board" means the Board of Directors of Arizona Gold

  (d) "Code" means the Internal Revenue Code of 1986, as amended.

  (e) "Committee" means a committee of Directors appointed by the Board under Section 4 of the Plan.

  (f) "Common Stock" means the Common Stock of Arizona Gold

  (g) "Company" means Capital Hill Gold, Inc., a Florida corporation.

  (h) "Consultant" means any person who is engaged by Capital Hill Gold, Inc. or any Parent or Subsidiary to render consulting or advisory services to such entity.

  (i) "Director" means a member of the Board of Directors of Arizona Gold

  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

  (k) "Employee" means any person, including Officers and Directors, employed by Capital Hill Gold, Inc. or any Parent or Subsidiary of Arizona Gold A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by Capital Hill Gold, Inc. or (ii) transfers between locations of Capital Hill Gold, Inc. or between Capital Hill Gold, Inc., its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment on expiration of such leave is guaranteed by statute or contract. If re-employment on expiration of a leave of absence approved by Capital Hill Gold, Inc. is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director's fee by Capital Hill Gold, Inc. will be sufficient to constitute "employment" by Arizona Gold

  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for the stock (or the closing bid, if no sales were reported) as quoted on the exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or any other source as the Administrator considers reliable;
    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  (o) "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (p) "Officer" means a person who is an officer of Capital Hill Gold, Inc. within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (q) "Option" means a stock option granted pursuant to the Plan.

  (r) "Option Agreement" means a written or electronic agreement between Capital Hill Gold, Inc. and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

  (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

  (t) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

  (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

  (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (w) "Plan" means this 2004 stock Plan.

  (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

  (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (z) "Section 16(b)" means Section 16(b) of the Exchange Act.

  (aa) "Service Provider" means an Employee, Director or Consultant.

  (bb) "Share" means a share of the Common Stock, as adjusted under Section 12 below.

  (cc) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

  (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 2,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased underlying Shares will become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, on exercise of either an Option or Stock Purchase Right, will not be returned to the Plan and will not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by Capital Hill Gold, Inc. at their original purchase price, the Shares will become available for future grant under the Plan.

  4. Administration of the Plan.

  (a) Procedure.

    Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.
    Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation," within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors," within the meaning of Section 162(m) of the Code.

    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

  (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator will have the authority in its discretion:

    to determine the Fair Market Value;
    to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;
    to determine the number of Shares to be covered by each award granted under the Plan;
    to approve forms of agreement for use under the Plan;
    to determine the terms and conditions, of any Option or Stock Purchase Right granted under the Plan. The terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or underlying Common Stock, based in each case on the factors as the Administrator, in its sole discretion, will determine;
     to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;
    to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by the Option has declined since the date the Option was granted;
    to initiate an Option Exchange Program;
    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
    to allow Optionees to satisfy withholding tax obligations by electing to have Capital Hill Gold, Inc. withhold from the Shares to be issued on exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose will be made in the form and under the conditions as the Administrator may consider necessary or advisable; and
    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator will be final and binding on all Optionees.

  5. Eligibility.

  (a) Non-statutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

  (b) Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding the designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of Capital Hill Gold, Inc. and any Parent or Subsidiary) exceeds $100,000, the Options will be treated as Non-statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to the Shares is granted.

  (c) Neither the Plan nor any Option or Stock Purchase Right will confer on any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with Capital Hill Gold, Inc., nor will it interfere in any way with his or her right or Capital Hill Gold, Inc.'s right to terminate the relationship at any time, with or without cause.

  (d) The following limitations will apply to grants of Options:

    No Service Provider will be granted, in any fiscal year of Capital Hill Gold, Inc., Options to purchase more than ___________ Shares.
    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional _________ Shares which will not count against the limit set forth in subsection (i) above.
    The foregoing limitations will be adjusted proportionately in connection with any change in Capital Hill Gold, Inc.'s capitalization as described in Section 12.
    If an Option is cancelled in the same fiscal year of Capital Hill Gold, Inc. in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  6. Term of Plan. The Plan will become effective on its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated at an earlier date under Section 14 of the Plan.

  7. Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Capital Hill Gold, Inc. or any Parent or Subsidiary, the term of the Option will be five (5) years from the date of grant or a shorter term as may be provided in the Option Agreement.

  8. Option Exercise Price and Consideration.

  (a) Option Exercise Price. The per share exercise price for the Shares to be issued on exercise of an Option will be the price as is determined by the Administrator, but will be subject to the following:

     In the case of an Incentive Stock Option
      granted to an Employee who, at the time of grant of the Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Capital Hill Gold, Inc. or any Parent or Subsidiary, the exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
      granted to any other Employee, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
    In the case of a Non-statutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Non-statutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
    Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

  (b) Consideration. The consideration to be paid for the Shares to be issued on exercise of an Option, including the method of payment, will be determined by the Administrator (and, in the case of an Incentive Stock Option, will be determined at the time of grant). The consideration may consist of:

    cash,
    check,

    promissory note,
    other Shares which:
    A.       in the case of Shares acquired on exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and
    B.        have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option will be exercised, consideration received by Capital Hill Gold, Inc. under a cashless exercise program implemented by Capital Hill Gold, Inc. in connection with the Plan, or any combination of the foregoing methods of payment.

  In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of the consideration may be reasonably expected to benefit Arizona Gold

  9. Exercise of Option.

  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted under the Plan will be exercisable according to the terms of the Plan at the times, and under any other conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted to Officers and Directors will be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

  An Option will be considered exercised when Capital Hill Gold, Inc. receives:

     written or electronic notice of exercise (under the Option Agreement) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised.

  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued on exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of Capital Hill Gold, Inc. or of a duly authorized transfer agent of Capital Hill Gold, Inc.), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option. Capital Hill Gold, Inc. will issue (or cause to be issued) the Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

  Exercise of an Option in any manner will result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, the Optionee may exercise his or her Option within the period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within the period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within the period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on the terms and conditions as the Administrator will establish and communicate to the Optionee at the time that the offer is made.

  10. Non-Transferability of Options and Stock Purchase Rights. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11. Stock Purchase Rights.

  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that the person will be entitled to purchase, the price to be paid, and the time within which the person must accept the offer. The offer will be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement will grant Capital Hill Gold, Inc. a repurchase option exercisable on the voluntary or involuntary termination of the purchaser's service with Capital Hill Gold, Inc. for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to Arizona Gold The repurchase option will lapse at the rate as the Administrator may determine.

  (c) Other Provisions. The Restricted Stock purchase agreement will contain any other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser will have rights equivalent to those of a shareholder and will be a shareholder when his or her purchase is entered on the records of the duly authorized transfer agent of Arizona Gold No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

  12. Adjustments On Changes in Capitalization, Merger or Asset Sale.

  (a) Changes in Capitalization. Subject to any required action by the stockholders of Capital Hill Gold, Inc., the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan on cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Arizona Gold The conversion of any convertible securities of Capital Hill Gold, Inc. will not be considered to have been "effected without receipt of consideration." The adjustment will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided in this Plan, no issuance by Capital Hill Gold, Inc. of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment will be made to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of Capital Hill Gold, Inc., the Administrator will notify the Optionee not less than fifteen (15) days prior to the proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of the proposed action.

  (c) Merger. In the event of a merger, sale or Change of Business of Capital Hill Gold, Inc. with or into any other corporation or corporations or a sale of all or substantially all of the assets or outstanding stock of Capital Hill Gold, Inc., in which transaction Capital Hill Gold, Inc.'s stockholders immediately prior to the transaction own immediately after the transaction less than 50% of the equity securities of the surviving corporation or its parent, all Options that have not been terminated under the Stock Option Agreement that will become vested within 18 months of the closing date of the merger, sale or Change of Business will be accelerated. In the event of a merger of Capital Hill Gold, Inc. with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If, in the event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right will terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right will be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If the consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received on the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

  13. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, the Option or Stock Purchase Right will contain all additional terms and conditions as the Administrator considers appropriate.

  14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right will, for all purposes, be the date on which the Administrator makes the determination granting the Option or Stock Purchase Right, or any other date as is determined by the Administrator. Notice of the determination will be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of the grant.

  15. Amendment and Termination of the Plan.

  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

  (b) Shareholder Approval. The Board will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and Arizona Gold Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it with respect to Options granted under the Plan prior to the date of termination.

  16. Conditions On Issuance of Shares.

  (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of the Option and the issuance and delivery of the Shares will comply with Applicable Laws and will be further subject to the approval of counsel for Capital Hill Gold, Inc. with respect to such compliance.

  (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for Capital Hill Gold, Inc., such a representation is required.

  17. Inability to Obtain Authority. The inability of Capital Hill Gold, Inc. to obtain authority from any regulatory body having jurisdiction, which authority is considered by Capital Hill Gold, Inc.'s counsel to be necessary to the lawful issuance and sale of any Shares the Plan, will relieve Capital Hill Gold, Inc. of any liability in respect of the failure to issue or sell the Shares as to which the requisite authority may not have been obtained.

  18. Reservation of Shares. Capital Hill Gold, Inc., during the term of this Plan, will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

  19. Shareholder Approval. The Plan will be subject to approval by the shareholders of Capital Hill Gold, Inc. within twelve (12) months after the date the Plan is adopted. Shareholder approval must be obtained in the degree and manner required under Applicable Laws.

  CAPITAL HILL GOLD, INC.

  2004 STOCK PLAN

  INDIVIDUAL STOCK OPTION AGREEMENT

  Unless otherwise defined in this Stock Option Agreement, the terms defined in the 2004 stock Plan will have the same defined meanings in this Stock Option Agreement.

  1. Notice of Stock Option Grant.

  Name: ______________________________ "Optionee"

  The Optionee has been granted an Option to purchase Common Stock of Capital Hill Gold, Inc., subject to the terms and conditions of the Plan and this Option Agreement, as follows:

  Date of Grant: __________________________

  Vesting Commencement Date: _____________"VCD"

  Exercise Price per Share: _________________

  Total Number of Shares Granted: __________ Number of shares

  Total Exercise Price: _____________________Total Price

  Type of Option: _________________________ Incentive Stock Option

  _________________________ Non-statutory Stock Option

  Term/Expiration Date: ___________________

  Vesting Schedule:

  The vesting schedule shall be determined by the Administrator in its sole discretion.

  Termination Period:

  This Option will be exercisable for one month after Optionee ceases to be a Service Provider. On Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

  2. Agreement.

    Grant of Option. The Plan Administrator of Capital Hill Gold, Inc. grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan will prevail.

  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option will be treated as a Non-statutory Stock Option ("NSO").

    Exercise of Option.
    Right to Exercise. This Option will be exercisable during its term under the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.
    Method of Exercise. This Option will be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which will state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and any other representations and agreements as may be required by Arizona Gold The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option will be considered to be exercised on receipt by Capital Hill Gold, Inc. of a fully executed Exercise Notice accompanied by the aggregate Exercise Price.

  No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise complies with Applicable Laws. Assuming compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

  3. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination of the following, at the election of the Optionee:

    cash or check;

    consideration received by Capital Hill Gold, Inc. under a formal cashless exercise program adopted by Capital Hill Gold, Inc. in connection with the Plan; or

    surrender of other Shares which:
    in the case of Shares acquired on exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

  4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of Capital Hill Gold, Inc., or if the issuance of the Shares on the exercise or the method of payment of consideration for the shares would constitute a violation of any Applicable Law.

  5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement will be binding on the executors, administrators, heirs, successors and assigns of the Optionee.

  6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during the term only under the Plan and the terms of this Option.

  7. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

    Exercise of NSO. There may be a regular federal income tax liability on the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, Capital Hill Gold, Inc. will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

    Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability on the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

     Disposition of Shares. In the case of an NSO, if Shares are held for not less than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for not less than one year after exercise and of not less than two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of:
       the Fair Market Value of the Shares on the date of exercise, or the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.
    Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of:
    the date two years after the Date of Grant, or
    the date one year after the date of exercise, the Optionee will immediately notify Capital Hill Gold, Inc. in writing of such disposition.
    Optionee agrees that Optionee may be subject to income tax withholding by Capital Hill Gold, Inc. on the compensation income recognized by the Optionee.

  8. Entire Agreement; Governing Law. The Plan is incorporated by reference. The Plan and this Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of Capital Hill Gold, Inc. and Optionee with respect to Options and Stock Purchase Rights, and may not be modified adversely to the Optionee's interest except by means of a writing signed by Capital Hill Gold, Inc. and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

  9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE APPLICABLE VESTING SCHEDULE IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF CAPITAL HILL GOLD, INC. (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE ATTACHED VESTING SCHEDULE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR CAPITAL HILL GOLD, INC.'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions of the Plan, and accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator on any questions arising under the Plan or this Option. Optionee further agrees to notify Capital Hill Gold, Inc. on any change in the residence address indicated below.
  OPTIONEE:

  _________________________________

  Signature

  _________________________________

  Print Name

  _________________________________

  Social Security Number

  Residential Address:

  _________________________________

  _________________________________

CAPITAL HILL GOLD, INC. _________________________________ By:_______________________ _________________________________ Title

  CONSENT OF SPOUSE

  The undersigned spouse of Optionee has read and approves the terms and conditions of the Plan and this Option Agreement. In consideration of Capital Hill Gold, Inc.'s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

  _________________________________

  Spouse of Optionee

  EXHIBIT A

  2004 STOCK PLAN

  EXERCISE NOTICE

  Capital Hill Gold, Inc.

  1. Exercise of Option. Effective as of today, ___________, 20__, the undersigned ("Optionee") elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Capital Hill Gold, Inc. (the "Company") under and pursuant to the 2004 stock plan (the "Plan") and the stock option agreement dated ________, 20__ (the "Option Agreement"). The purchase price for the Shares shall be $________, as required by the Option Agreement.

  2. Delivery of Payment. Purchaser has delivered to Capital Hill Gold, Inc. the full purchase price of the Shares.

  3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

  4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of Capital Hill Gold, Inc. or of a duly authorized transfer agent of Capital Hill Gold, Inc.), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

  5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee considers advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on Capital Hill Gold, Inc. for any tax advice.

  6. Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by Optionee or by Capital Hill Gold, Inc. immediately to the Administrator which will review the dispute at its next regular meeting. The resolution of a dispute by the Administrator will be final and binding on all parties.

  7. Entire Agreement/Governing Law. The Plan and Option Agreement are incorporated by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties concerning Options and Stock Purchase Rights and supersede in their entirety all prior undertakings and agreements of Capital Hill Gold, Inc. and Optionee concerning Options and Stock Purchase Rights, and may not be modified adversely to the Optionee's interest except by means of a writing signed by Capital Hill Gold, Inc. and Optionee. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Florida.

Submitted By: OPTIONEE: _________________________________ Signature _________________________________ Print Name _________________________________ Social Security Number	Accepted By: CAPITAL HILL GOLD, INC. _________________________________ By:_______________________ _________________________________ Title Date Received: _____________________